April 25, 2008



Securities and Exchange Commission 100 F Street, N.E.
Washington  DC  50549

RE:  Midland National Life Separate Account A
       File Number 33-16354 - Variable Universal Life

Commissioners:

Enclosed for filing is a copy of Post-Effective Amendment Number 21 to the above referenced Form N-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill & Brennan, LLP at 202-383-0126.



/s/

Terri Silvius
Assistant Vice President -
Variable Compliance & 38a-1 CCO



cc:       Frederick R. Bellamy
          Sutherland Asbill & Brennan LLP

                                                    As filed with the Securities and Exchange Commission on April 28, 2008
==========================================================================================================================

                                                                                            Registration File No. 33-16354
                                                                                                                 811-05271

                                            SECURITIES AND EXCHANGE COMMISSION
                                                   Washington, DC 20549

                                                     ---------------

                                                         FORM N-6

                                   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                          [     ]

                                                PRE-EFFECTIVE AMENDMENT NO.  __   _                                 [     ]
                                                                               ---


                                               POST-EFFECTIVE AMENDMENT NO.  _21_                                     [ X ]
                                                                              --


                                                          and/or

                                     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                                        ACT OF 1940                                                 [     ]


                                                  AMENDMENT NO.  ___105____                                           [ X ]
                                                                  -------


                                            (Check appropriate box or boxes.)

                                         Midland National Life Separate Account A
                                                (Exact name of registrant)

                                         MIDLAND NATIONAL LIFE INSURANCE COMPANY
                                                   (Name of depositor)
                                                    One Midland Plaza
                                           Sioux Falls, South Dakota 57193-9991
                                   (Address of depositor's principal executive offices)
                            Depositor's Telephone Number, including Area Code: (605) 335-5700

                      Steve Horvat, Senior Vice President - Legal                          Copy to:
                        Midland National Life Insurance Company                   Frederick R. Bellamy, Esq.
                                   One Midland Plaza                           Sutherland Asbill & Brennan LLP
                         Sioux Falls, South Dakota 57193-9991                   1275 Pennsylvania Avenue, N.W.
                        (Name and address of agent for service)                   Washington, DC 20004-2415

                                      Approximate Date of Proposed Public Offering:
                     As soon as practicable after the effective date of this registration statement.

                   It is proposed that this filing will become effective (check appropriate box):

                   |_|      immediately upon filing pursuant to paragraph (b)


                   |X|      on May 1, 2008  pursuant to paragraph (b)


                   |_|      60 days after filing pursuant to paragraph (a)(i)

                   |_|      on     pursuant to paragraph (a)(i) of Rule 485

                   If appropriate check the following box:

                   |_|      This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment _______________

                                          Title of Securities Being Registered:
                        Interests in Individual Flexible Premium Variable Life Insurance Policies

                             VARIABLE UNIVERSAL LIFE
           Flexible Premium Variable Universal Life Insurance Contract
                                   Issued By:
                     Midland National Life Insurance Company
                   One Midland Plaza o o Sioux Falls, SD 57193
        (605) 335-5700 (telephone) o (800) 272-1642 (toll-free telephone)
                    (605) 373-8557 (facsimile for transaction
                    requests) o (605) 335-3621 (facsimile for
                      administrative requests) through the
                    Midland National Life Separate Account A

Variable Universal Life (the "contract") is a life insurance contract issued by Midland National Life Insurance Company. The contract:

      o provides insurance coverage with flexibility in death benefits and premiums;
      o pays a death benefit if the Insured person dies while the contract is still inforce;
      o can provide substantial contract fund build-up on a tax-deferred basis. However, there is no guaranteed contract fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.
      o lets You borrow against Your contract, withdraw part of the net cash surrender value, or completely surrender Your contract. There may be tax consequences to these transactions. Loans and withdrawals affect the contract fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences than otherwise.

You have a limited right to examine Your contract and return it to Us for a refund.
You may allocate Your contract fund to Our General Account or up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

     1.   AIM Variable Insurance Funds,
     2.   Alger American Fund,
     3.   American Century Variable Portfolios, Inc.,
     4.   Fidelity(R)Variable Insurance Products,
     5.   Goldman Sachs Variable Insurance Trust,
     6.   Lord Abbett Series Fund, Inc.,
     7.   MFS(R)Variable Insurance Trusts,
     8.   Neuberger Berman AMT Portfolios,
     9.   PIMCO Variable Insurance Trust,
     10.  Premier VIT
     11.  ProFunds VP,

     12.  Van Eck Worldwide Insurance Trust, and
     13.  Vanguard(R) Variable Insurance Funds

You can choose among the sixty-two investment divisions listed on the following page.


Your contract fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2008

                                             SEPARATE ACCOUNT INVESTMENT PORTFOLIOS
--------------------------------------------------------------- -------------------------------------------------------------


AIM V.I. Financial Services Fund                                Lord Abbett Series Fund, Inc. America's Value Portfolio

--------------------------------------------------------------- -------------------------------------------------------------


AIM V.I. Global Health Care Fund                                Lord Abbett Series Fund, Inc. Growth and Income Portfolio

--------------------------------------------------------------- -------------------------------------------------------------


AIM V.I. International Growth Fund                              Lord Abbett Series Fund, Inc. International Portfolio

--------------------------------------------------------------- -------------------------------------------------------------


Alger American Capital Appreciation Portfolio1                  Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

--------------------------------------------------------------- -------------------------------------------------------------


Alger American LargeCap Growth Portfolio2                       MFS(R)VIT Growth Series3

--------------------------------------------------------------- -------------------------------------------------------------


Alger American Mid-Cap Growth Portfolio                         MFS(R)VIT New Discovery Series

--------------------------------------------------------------- -------------------------------------------------------------


American Century VP Capital Appreciation Fund                   MFS(R)VIT Research Series

--------------------------------------------------------------- -------------------------------------------------------------


American Century VP International Fund                          MFS(R)VIT Total Return Series

--------------------------------------------------------------- -------------------------------------------------------------


American Century VP Value Fund                                  MFS(R)VIT Utilities Series

--------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Asset ManagerSM Portfolio                          Neuberger Berman AMT Regency Portfolio

--------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Asset Manager: Growth(R)Portfolio                  PIMCO VIT High Yield Portfolio

--------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Balanced Portfolio                                 PIMCO VIT Real Return Portfolio

--------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Contrafund(R)Portfolio                             PIMCO VIT Small Cap StocksPLUS(R)TR Portfolio

--------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Equity-Income Portfolio                            PIMCO VIT StocksPLUS(R)Growth and Income Portfolio

--------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Freedom 2010 Portfolio                             PIMCO VIT Total Return Portfolio

--------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Freedom 2015 Portfolio                             Premier VIT OpCap Small Cap Portfolio

--------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Freedom 2020 Portfolio                             ProFund VP Japan

--------------------------------------------------------------- -------------------------------------------------------------

                                                                ProFund VP Oil & Gas
Fidelity VIP Freedom 2025 Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

                                                                ProFund VP Small-Cap Value
Fidelity VIP Freedom 2030 Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

                                                                ProFund VP Ultra Mid-Cap
Fidelity VIP Freedom Income Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

                                                                Van Eck Worldwide Hard Assets Fund
Fidelity VIP Growth & Income Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

                                                                Van Eck Worldwide Real Estate Fund
Fidelity VIP Growth Opportunities Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

                                                                Vanguard(R) VIF Balanced Portfolio
Fidelity VIP Growth Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

                                                                Vanguard(R) VIF High Yield Bond Portfolio
Fidelity VIP High Income Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

                                                                Vanguard(R) VIF International Portfolio
Fidelity VIP Index 500 Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

                                                                Vanguard(R) VIF Mid-Cap Index Portfolio
Fidelity VIP Investment Grade Bond Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

                                                                Vanguard(R) VIF REIT Index Portfolio
Fidelity VIP MidCap Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

                                                                Vanguard(R)VIF Short-Term Investment-Grade Portfolio
Fidelity VIP Money Market Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

                                                                Vanguard(R) VIF Small Company Growth Portfolio
Fidelity VIP Overseas Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

                                                                Vanguard(R)VIF Total Bond Market Index Portfolio
Goldman Sachs VIT Growth and Income Fund

--------------------------------------------------------------- -------------------------------------------------------------

                                                                Vanguard(R)VIF Total Stock Market Index Portfolio
Goldman Sachs VIT Structured Small Cap Equity Fund

--------------------------------------------------------------- -------------------------------------------------------------


1 Formerly Alger American Leveraged AllCap Portfolio
2 Formerly Alger American Growth Portfolio
3Formerly MFS(R) VIT Emerging Growth Series


This prospectus generally describes only the variable portion of the contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance contract.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.



                                                       TABLE OF CONTENTS

TABLE OF CONTENTS.....................................................................................................4
CONTRACT BENEFITS / RISKS SUMMARY.....................................................................................9
      CONTRACT BENEFITS...............................................................................................9
           Death Benefits.............................................................................................9
           Flexible Premium Payments..................................................................................9
           Minimum Premium Benefit....................................................................................9
           Benefits of the Contract Fund..............................................................................9
           Tax Benefits..............................................................................................10
           Additional Benefits.......................................................................................10
           Your Right to Examine This Contract.......................................................................10
      CONTRACT RISKS.................................................................................................10
           Investment Risk...........................................................................................10
           Surrender Charge Risk.....................................................................................11
           Withdrawing Money.........................................................................................11
           Risk of Lapse.............................................................................................11
           Tax Risks.................................................................................................11
           Risk of Increases in Charges..............................................................................12
           Portfolio Risks...........................................................................................12
FEE TABLE............................................................................................................12
TRANSACTION FEES.....................................................................................................12
CHARGE...............................................................................................................13
SUMMARY OF VARIABLE UNIVERSAL LIFE...................................................................................16
      DEATH BENEFIT OPTIONS..........................................................................................16
      FLEXIBLE PREMIUM PAYMENTS......................................................................................17
      INVESTMENT CHOICES.............................................................................................17
      YOUR CONTRACT FUND.............................................................................................17
           Transfers.................................................................................................18
           Contract Loans............................................................................................18
           Withdrawing Money.........................................................................................18
           Surrendering Your Contract................................................................................19
      DEDUCTIONS AND CHARGES.........................................................................................19
           Deductions From Your Premiums.............................................................................19
           Deductions From Your Contract Fund........................................................................19
           Surrender Charges.........................................................................................19
      ADDITIONAL INFORMATION ABOUT THE CONTRACTS.....................................................................20
           Your Contract Can Lapse...................................................................................20
           Correspondence and Inquiries..............................................................................20
           State Variations..........................................................................................21
           Tax-Free "Section 1035" Exchanges.........................................................................21
DETAILED INFORMATION ABOUT VARIABLE UNIVERSAL LIFE...................................................................22
      INSURANCE FEATURES.............................................................................................22
           How the Contracts Differ From Whole Life Insurance........................................................22
           Application for Insurance.................................................................................22
           Death Benefit.............................................................................................22
           Notice and Proof of Death.................................................................................24
           Payment of Death Benefits.................................................................................24
           Maturity Benefit..........................................................................................24
           Changes In Variable Universal Life........................................................................25
           Changing The Face Amount of Insurance.....................................................................25
           Changing Your Death Benefit Option........................................................................26
           When Contract Changes Go Into Effect......................................................................26
           Flexible Premium Payments.................................................................................26
           Allocation of Premiums....................................................................................28
           Additional Benefits.......................................................................................28
      SEPARATE ACCOUNT INVESTMENT CHOICES............................................................................29
           Our Separate Account And Its Investment Divisions.........................................................29
           The Funds.................................................................................................30
           Investment Policies Of The Portfolios.....................................................................30
           Effects of Market Timing..................................................................................36
           Charges In The Funds......................................................................................36
      USING YOUR CONTRACT FUND.......................................................................................36
           The Contract Fund.........................................................................................36
           Amounts In Our Separate Account...........................................................................37
           How We Determine The Accumulation Unit Value..............................................................37
           Contract Fund Transactions................................................................................38
           Transfers Of Contract Fund................................................................................38
           Transfer Limitations......................................................................................39
           Dollar Cost Averaging.....................................................................................41
           Portfolio Rebalancing.....................................................................................41
           Contract Loans............................................................................................42
           Withdrawing Money From Your Contract Fund.................................................................43
           Surrendering Your Contract................................................................................44
      THE GENERAL ACCOUNT............................................................................................45
      DEDUCTIONS AND CHARGES.........................................................................................45
           Deductions From Your Premiums.............................................................................45
           Charges Against The Separate Account......................................................................46
           Monthly Deductions From Your Contract Fund................................................................46
           Transaction Charges.......................................................................................47
           How Contract Fund Charges Are Allocated...................................................................48
           Loan Charge...............................................................................................48
           Surrender Charges.........................................................................................48
           Portfolio Expenses........................................................................................50
TAX EFFECTS..........................................................................................................50
      INTRODUCTION...................................................................................................50
      TAX STATUS OF THE CONTRACT.....................................................................................50
      TAX TREATMENT OF CONTRACT BENEFITS.............................................................................51
           In General................................................................................................51
           Modified Endowment Contracts ("MEC")......................................................................51
           Distributions Other Than Death Benefits from Modified Endowment Contracts.................................52
           Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts..........52
           Investment in the Contract................................................................................52
           Contract Loans............................................................................................52
           Withholding...............................................................................................52
           Life Insurance Purchases by Residents of Puerto Rico......................................................53
           Life Insurance Purchases by Nonresident Aliens and Foreign Corporations...................................53
           Multiple Contracts........................................................................................53
           Continuation of Contract Beyond Age 100...................................................................53
           Section 1035 Exchanges....................................................................................53
           Business Uses of Contract.................................................................................53
           Employer-Owned Life Insurance Contracts...................................................................53
           Non-Individual Owners and Business Beneficiaries of Contracts.............................................54
           Split-Dollar Arrangements.................................................................................54
           Alternative Minimum Tax...................................................................................54
           Estate, Gift and Generation-Skipping Transfer Tax Considerations..........................................54
           Economic Growth and Tax Relief Reconciliation Act of 2001.................................................55
           Foreign Tax Credits.......................................................................................55
           Possible Tax Law Changes..................................................................................55
           Our Income Taxes..........................................................................................55
ADDITIONAL INFORMATION ABOUT THE CONTRACTS...........................................................................55
      YOUR RIGHT TO EXAMINE THIS CONTRACT............................................................................55
      YOUR CONTRACT CAN LAPSE........................................................................................56
      YOU MAY REINSTATE YOUR CONTRACT................................................................................56
      CONTRACT PERIODS AND ANNIVERSARIES.............................................................................57
      MATURITY DATE..................................................................................................57
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT......................................................................57
      CHANGING THE SEPARATE ACCOUNT..................................................................................58
      LIMITS ON OUR RIGHT TO CHALLENGE THE CONTRACT..................................................................58
      YOUR PAYMENT OPTIONS...........................................................................................59
           Lump Sum Payments.........................................................................................59
           Optional Payment Methods..................................................................................59
      YOUR BENEFICIARY...............................................................................................60
      ASSIGNING YOUR CONTRACT........................................................................................60
      WHEN WE PAY PROCEEDS FROM THIS CONTRACT........................................................................61
      CHANGE OF ADDRESS NOTIFICATION.................................................................................61
      YOUR VOTING RIGHTS AS AN OWNER.................................................................................61
      DISTRIBUTION OF THE CONTRACTS..................................................................................62
      LEGAL PROCEEDINGS..............................................................................................63
      FINANCIAL STATEMENTS...........................................................................................64
DEFINITIONS..........................................................................................................65


                        CONTRACT BENEFITS / RISKS SUMMARY

In this prospectus "Midland National", "We", "Our", "Us", and "Company" mean Midland National Life Insurance Company.

"You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "Insured" or "Insured Person", because the Insured person and the owner may not be the same. There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance contract. In this prospectus, these words and phrases are generally in bold face type.

This summary describes the contract's important risks and benefits. The detailed information appearing later in this prospectus further explains the following Contract Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is inforce and that there is no outstanding contract loan.

CONTRACT BENEFITS

Death Benefits
Variable Universal Life is life insurance on the Insured person. If the contract is inforce, We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o     Option 1: death benefit equals the face amount of the insurance contract. This is sometimes called a "level" death benefit.
      o     Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 22.


We deduct any contract debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans. You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within certain limits.

The minimum face amount is generally $50,000.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium at issue, which is at least equal to one month's minimum premium. The minimum premium is based on the contract's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 26.


Minimum Premium Benefit

During the minimum premium period, Your contract will remain inforce as long as You meet the applicable minimum premium requirements. See " Premium Provisions During The Minimum Premium Period" on page 27.


Benefits of the Contract Fund

o Withdrawing Money from Your Contract Fund. You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal in any contract year is 20% of Your net cash surrender value (the contract fund less any surrender charge and less any outstanding contract debt). See "Withdrawing Money From Your Contract Fund" on page 43. There may be tax consequences for making a partial withdrawal. See "TAX EFFECTS" on page 50.
o Surrendering Your Contract. You can surrender Your contract for cash and then We will pay You the net cash surrender value (the contract fund minus any surrender charge and minus any contract debt). There may be tax consequences for surrendering Your contract. See "Surrendering Your Contract" on page 44 and see "TAX EFFECTS" on page 50.



o Contract Loans. You may borrow Your net cash surrender value (the contract fund less the surrender charge minus any contract debt). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. See "Contract Loans" on page 42. Contract loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 50
o Transfers of Contract Fund. You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 4th in a contract year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Contract Fund" on page 38. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners.
o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 41.
o Portfolio Rebalancing. The Portfolio Rebalancing Option allows contractowners, who are not participating in a DCA program, to have Us automatically reset the percentage of contract fund allocated to each investment division to a pre-set level. At each contract anniversary, We will transfer amounts needed to "balance" the contract fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 41.


Tax Benefits
We intend for the contract to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the contract value (the contract fund), and therefore should not be taxed on increases in the contract fund until You take out a loan or withdrawal, surrender the contract, or We pay the maturity benefit. In addition, transfers of contract funds (among the investment divisions and between the General Account and the various investment divisions) are not taxable transactions.


See "Tax Risks" on page 11 and "TAX EFFECTS" on page 50. You should consult a qualified tax advisor for assistance in all contract-related tax matters.


Additional Benefits
Your contract may have one or more supplemental benefits that are options or attached by rider to the contract. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:

o   Waiver of Charges Rider                  o   Family Insurance Rider*
o   Flexible Disability Benefit Rider        o   Additional Insured Rider
o   Accidental Death Benefit Rider           o   Guaranteed Insurability Rider
o   Children's Insurance Rider*              o   Extended Maturity Option
     *No longer available for issue on new or inforce contracts.

Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Contract

For a limited period of time, as specified in Your contract, You have a right to examine and cancel the contract for any reason. See "Your Right To Examine This Contract" on page 55.


CONTRACT RISKS

Investment Risk
Your contract fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. During times of declining investment performance, the deduction of charges based on the net amount at risk could accelerate and further reduce Your contract fund in the investment divisions and the General Account. If You allocate net premium to the General Account, then We credit Your contract fund in the General Account with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although, it will never be lower than a guaranteed minimum annual effective rate of 4.5%. No one insures or guarantees any of the contract fund allocated to the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the contract only if You have the financial ability to keep it inforce for a substantial period of time. You should not purchase the contract if You intend to surrender all or part of the contract value in the near future.

This contract is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your contract for its net cash surrender value or let Your contract lapse during the surrender charge period, We will deduct a surrender charge. The surrender charge period is the first 15 contract years after the date of issue or an increase in face amount. It is possible that You will receive no net cash surrender value if You surrender Your contract, especially in the first few contract years. See "Surrender Charges" on page 48. Taxes and a tax penalty may apply. See "TAX EFFECTS" on page 50.


Withdrawing Money

If You make a partial withdrawal, We will deduct a withdrawal charge if You make more than one withdrawal in any given contract year. The maximum partial withdrawal You can make in any contract year is 20% of the net cash surrender value. Taxes and a tax penalty may apply. See "TAX EFFECTS" on page 50.


Risk of Lapse
Your contract can lapse if the net cash surrender value is not sufficient to pay the monthly deductions.

o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain inforce. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. Whether Your contract lapses or remains inforce can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays inforce during the minimum premium period by paying premiums equal to those required to meet the accumulated minimum premium requirements described in "

o Premium Provisions During The Minimum Premium Period" on page 27. Nevertheless, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirements and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Contract Can Lapse" on page 56. Taxes and a tax penalty may apply.
o Contract Loans. Your loan may affect whether Your contract remains inforce. Your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken. If Your loan lowers the value of Your contract fund to a point where the monthly deductions are greater than Your contract's net cash surrender value, then the contract's lapse provision may apply. For more details see "Contract Loans" on page
      42. Taxes and a tax penalty may apply.

o Surrender Charge Period. If You allow Your contract to lapse during the surrender charge period, We will deduct a surrender charge.

Tax Risks
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a contract issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to contracts issued on a substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements particularly if You pay the full amount of premiums under the contract.

Depending on the total amount of premiums You pay, the contract may be treated as a modified endowment contract under federal tax laws. If a contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the contract will be taxable as ordinary income to the extent there are earnings in the contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a contract that is not a modified endowment contract are subject to the 10% penalty tax.


See "TAX EFFECTS" on page 50. You should consult a qualified tax advisor for assistance in all contract-related tax matters.


Risk of Increases in Charges

Certain fees and charges assessed against the contract are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the contract will lapse increases and You may have to increase the premiums to keep the contract inforce.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

                                    FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that You will pay at the time You make premium payments, take cash withdrawals, surrender the contract, exercise certain riders or transfer contract funds between investment divisions.


---------------------------------------------------------------------------------------------------------------------------------
                                                        Transaction Fees
---------------------------------------------------------------------------------------------------------------------------------
                Charge                   When Charge Is Deducted                         Amount Deducted i
                                                                    -------------------------------------------------------------
                                                                          Maximum Guaranteed              Current Charge
                                                                                Charge
---------------------------------------------------------------------------------------------------------------------------------
Premium Loads
---------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge                    Upon receipt of a premium     No maximum.i i                2.25% of each premium
                                      payment.                                                    payment in all contract
                                                                                                  years.
---------------------------------------------------------------------------------------------------------------------------------
Civil Service Allotment Service       Upon receipt of a premium     $0.46 from each bi-weekly     $0.46 from each bi-weekly
Charge                                payment where Civil Service   premium payment.              premium payment.
                                      Allotment is chosen.
---------------------------------------------------------------------------------------------------------------------------------
Surrender Chargeiii                   At the time of surrender or   (a) 30.0% of each premium     (a) 30.0% of each premium
(Deferred Sales Charge)               lapse that occurs during the  payment in the first two      payment in the first two
                                      first 15 contract years.      contract years up to one      contract years up to one
                                                                    guideline annual premiumiv    guideline annual
                                                                    (plus) (b) 10.0% of any       premiumiv(plus) (b) 10.0% of
                                                                    premium payment in the first  any premium payment in the
                                                                    two contract years in         first two contract years in
                                                                    excess of one guideline       excess of one guideline
                                                                    annual premium up to an       annual premiumiii up to an
                                                                    amount equal to the           amount equal to the
                                                                    guideline premium (plus) (c)  guideline premium (plus) (c)
                                                                    9% of all other premium       9% of all other premium
                                                                    payments for the next 15.55   payments for the next 15.55
                                                                    SEC guideline annual          SEC guideline annual
                                                                    premiums.iii                  premiums.iii
---------------------------------------------------------------------------------------------------------------------------------
Surrender Charge                      At the time of surrender or   $2.00 in the first contract   $2.00 in the first contract
(Deferred Issue Charge) v             lapse that occurs during the  year per $1,000 of face       year per $1,000 of face
                                      first 15 contract years.      amount. v                     amount.v

Total Surrender Charge for a male     At the time of surrender or   $600.00 (deferred sales       $600.00 (deferred sales
Insured issue age 40 in the           lapse that occurs during the  charge) plus $400.00          charge) plus $400.00
nonsmoker premium class in the first  first 15 contract years.      (deferred issue charge).      (deferred issue charge).
contract year with an annual paid
premium of $2,000 and a $200,000
face amount.
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Partial Withdrawal Charge             Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                    amount withdrawn on any       amount withdrawn on any
                                                                    withdrawal after the first    withdrawal after the first
                                                                    one in any contract year.     one in any contract year.
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Transfer Fees                         Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                      from the investment           the 4th transfer in any one
                                      divisions or the General      contract year.
                                      Account.
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The next table describes the fees and expenses that You will pay periodically during the time that You own the contract, not including mutual fund portfolio fees and expenses.
---------------------------------------------------------------------------------------------------------------------------------
                      Periodic Fees Related to Owning the Contract Other than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------
                Charge                   When Charge Is Deducted                          Amount Deducted
---------------------------------------------------------------------------------------------------------------------------------
                                                                       Maximum Guaranteed              Current Charge
                                                                             Charge
---------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Deductionvi         On the contract date and on   $0.06 up to $83.33 per   $0.05 up to $52.17 per $1,000 of
                                      every monthly anniversary.    $1,000 of net amount at  net amount at risk per month.
                                                                    riskvii  per month.
    Minimum and Maximum
---------------------------------------------------------------------------------------------------------------------------------
Charge for a male Insured issue age   On the contract date and on   $0.20 per $1,000 of net  $0.16 per $1,000 of net amount at
40 in the nonsmoker premium class     every monthly anniversary.    amount at risk per       risk per month.
in the first contract year.                                         month.
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Expense Charge                        On the contract date and on   $5 per month in all      $5 per month in contract years 1
                                      every monthly anniversary.    contract years.          through 15.
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Mortality and Expense Risk            On each day the contract      Annual rate of 0.90% of  Annual rate of 0.90% of the
Charge                                remains inforce.              the contract Separate    contract Separate Account
                                                                    Account assets in all    assets in all contract years.
                                                                    contract years.
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Administrative Charge                 On each day the contract      Annual rate of 0.20% of  Annual rate of 0.20% of the
                                      remains inforce.              the contract Separate    contract Separate Account
                                                                    Account assets in all    assets in all contract years.
                                                                    contract years.
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Loan Interest Spreadviii              On contract anniversary or    2.00% (annually) in all  2.00% (annually) in all contract
                                      earlier, as applicable.ix     contract years.viii      years.viii
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Optional Rider Chargesx
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Accidental Death Benefit Rider        On rider contract date and    $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of accidental death
                                      thereafter.                   accidental death         benefit selected.
Minimum and Maximum                                                 benefit selected.

Charge for a male Insured attained    On rider contract date and    $0.08 per month per      $0.08 per month per $1,000 of
age 40 in the nonsmoker premium       each monthly anniversary      $1,000 of accidental     accidental death benefit.
class in the first contract year      thereafter.                   death benefit.
following the rider contract date
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Additional Insured Rider              On rider contract date and    $0.06 up to $83.33 per   $0.05 up to $52.17 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of Additional Insured Rider
                                      thereafter.                   Additional Insured Rider death benefit.
Minimum and Maximum                                                 death benefit.

Charge for a female Insured           On rider contract date and    $0.18 per month per      $0.12 per month per $1,000 of
attained age 40 in the nonsmoker      each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
premium class in the first contract   thereafter.                   Insured Rider death      benefit.
year following the rider contract                                   benefit.
date.
---------------------------------------------------------------------------------------------------------------------------------

Children's Insurance Rider*           On rider contract date and    $0.52 per month per      $0.52 per month per $1,000 of
                                      each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                      thereafter.                   Insurance benefit xi

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Family Insurance Rider*               On rider contract date and    $1.72 per month per      $1.72 per month per unit of
                                      each monthly anniversary      unit of Family Insurance Family Insurance Rider.
                                      thereafter.                   Rider.xii

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Flexible Disability Benefit Rider     On rider contract date and    $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                      each monthly anniversary      month per $10 of         $10 of monthly benefit.
                                      thereafter until the contract monthly benefit.
Minimum and Maximum                   anniversary on which the
                                      Insured reaches attained
                                      age 60.

Charge for a male Insured issue age   On rider contract date and    $0.50 per month per      $0.50 per month per $10 of
40 in the nonsmoker premium class.    each monthly anniversary      $10 of monthly benefit.  monthly benefit.
                                      thereafter until the contract
                                      anniversary on which the
                                      Insured reaches attained
                                      age 60.
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Guaranteed Insurability Rider         On rider contract date and    $0.05 up to $0.17 per    $0.05 up to $0.17 per $1,000 of
                                      each monthly anniversary      month per $1,000 of      Guaranteed Insurability benefit
                                      thereafter.                   Guaranteed Insurability  elected.
Minimum and Maximum                                                 benefit elected.

Charge for a male Insured issue age   On rider contract date and    $0.13 per month per      $0.13 per month per unit of
30 in the nonsmoker premium class     each monthly anniversary      unit of Guaranteed       Guaranteed Insurability Rider.
                                      thereafter.                   Insurability Rider.
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Waiver of Charges Rider               On rider contract date and    $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of face amount.
                                      thereafter.                   face amount.
Minimum and Maximum
Charge for a male Insured issue age   On rider contract date and    $0.02 per month per      $0.02 per month per $1,000 of
40 in the nonsmoker premium class     each monthly anniversary      $1,000 of face amount.   face amount.
in the first contract year            thereafter.
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i  Some of these charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission.
Actual Charges maybe somewhat higher or lower.
ii  We reserve the right to increase this charge if Our premium taxes increase.
iii This charge decreases gradually in contract years 7 through 15 to $0.00 for contract years 16 and thereafter.  An increase in face amount results in an increase in the SEC guideline annual premium.  All additions to the deferred sales charge for a face increase will be equal to 9.0% of paid premiums.  The maximum limit will also increase by the additional SEC guideline annual premium times 9.0% times the lesser of 20 years or the expected future lifetime (determined at the time of the increase using the 1980 CSO Mortality Table).  There will be no deferred sales charge after contract year 15.
iv The guideline annual premium varies based upon the sex, issue age, and rating class of the Insured person on the issue date.  The surrender charges shown in the table may not be representative of the charges that You will pay.  Your contract's data page will indicate the surrender charge applicable to Your contract.  For more detailed information concerning Your surrender charges, please contact Our Executive Office.
v This charge decreases gradually beginning in contract year 7 to $0.00 in contract years 16 and thereafter.
vi The cost of insurance rate varies based upon the sex, attained age, and rating class of the Insured person at the time of the charge.  The cost of insurance deductions shown in the table may not be representative of the charges that You will pay.
Your contract's data page will indicate the cost of insurance deduction applicable to Your contract.  For more detailed information concerning Your cost of insurance deductions, please contact Our Executive Office.
vii As of any monthly anniversary, the net amount at risk is the death benefit less the contract fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).
viii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is
6.00% annually).
ix While a contract loan is outstanding, loan interest is charged in arrears on each contract anniversary or, if earlier, on the date of loan repayment, contract lapse, surrender, contract termination, or the Insured's death.  The "earnings" are equal to the contract fund less the premiums paid.
x Charges for these riders may vary based on the contract duration, Insured's issue or attained age, sex, risk class, and benefit amount.  Charges based on attained age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges You will pay.  Your contract's specification page will indicate the rider charges applicable to Your contract, and more detailed information concerning these rider charges is available upon request from Our Executive
Office.
xi Regardless of the number of children or their age, up to age 21.
xii Regardless of the number of children or their age, up to age 21, or the age of the spouse.  A unit of coverage provides for a decreasing term insurance  benefit for the spouse that is shown in the rider form You receive with Your contract as well as
$1,000 of term insurance for each of the Insured's children.

*No longer available for issue on new or inforce contracts.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:
--------------------------------------------------------------------------- ---------------------- ---------------------
                                                                                   Lowest                  Highest
--------------------------------------------------------------------------- ---------------------- ---------------------

Total Annual Portfolio Operating Expenses1
(total of all expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)
                                                                                    0.10%                   1.77%

--------------------------------------------------------------------------- ---------------------- ---------------------

Net Annual Portfolio Operating Expenses After Contractual Waivers
and Reimbursements 2 (expenses that are deducted from portfolio
assets, including management fees, 12b-1 fees and other expenses)                   0.10%                   1.66%

--------------------------------------------------------------------------- ---------------------- ---------------------

1 The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers. Midland National has not independently verified such information. The expenses reflect those incurred as of December 31, 2007. Current or future expenses may be greater or less than those shown.
2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the ProFunds VP Ultra Mid-Cap portfolio that requires a portfolio investment advisor to reimburse or waive certain portfolio expenses through the fiscal year ending December 31, 2008.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621


For information concerning compensation paid for the sale of the contracts, see "Distribution of the Contracts" on page 62.


                       SUMMARY OF VARIABLE UNIVERSAL LIFE

DEATH BENEFIT OPTIONS

Variable Universal Life provides life insurance on the Insured person. If the contract is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

o Option 1: death benefit equals the face amount of the insurance contract. This is sometimes called a "level" death benefit.
o Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 22. We deduct any contract debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.


The minimum face amount is generally $50,000. However, for insured persons, age 0 to 14, the minimum face amount is $25,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is based on the contract's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.


You may choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain inforce. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. Whether Your contract lapses or remains inforce can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays inforce during the minimum premium period by paying premiums equal to those required to meet the accumulated minimum premium requirements described in " Premium Provisions During The Minimum Premium Period" on page 27.


INVESTMENT CHOICES


You may allocate Your contract fund to up to ten of the sixty-two available investment divisions.

You bear the complete investment risk for all amounts allocated to any of these investment divisions. For more information, see "The Funds" on page 30.You may also allocate Your contract fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "The General Account" on page 45.


YOUR CONTRACT FUND


Your contract fund begins with Your first premium payment. From Your premium We deduct a premium charge, any per premium expenses as described in the "Deductions From Your Premiums" section on page 45 and the first monthly deduction as described in "Monthly Deductions From Your Contract Fund" on page
46. The balance of the premium is Your beginning contract fund.


Your contract fund reflects:

      o     the amount and frequency of premium payments,
      o deductions for the cost of insurance, additional benefits and other charges,
      o     the investment performance of Your chosen investment divisions,
      o     interest earned on amounts allocated to the General Account,
      o     impact of loans, and
      o     impact of partial withdrawals.


There is no guaranteed contract fund for amounts allocated to the investment divisions. See "The Contract Fund" on page 36.


Transfers

You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 4th in a contract year. We also reserve the right to impose various restrictions on transfers. See "Transfer Limitations" on page 39. There are additional limitations on transfers to and from the General Account. See "Transfers Of Contract Fund" on page 38. Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners.


Contract Loans

You may borrow Your net cash surrender value (the contract fund less the surrender charge minus any contract debt). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. Contract loan interest accrues daily at an annual adjusted rate. See "Contract Loans" on page 42. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 50.

If You have a third party registered investment advisor We will use a loan to pay the fees provided We have received documentation from You and Your advisor. This does not constitute Us providing investment advice. Before taking a policy loan, You should consult a tax advisor to consider the tax consequences of a loan on Your life insurance contract. See "TAX EFFECTS" on page 50.


Withdrawing Money

You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in any contract year is 20% of the net cash surrender value. The net cash surrender value is the contract fund minus any surrender charge minus any contract debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a contract year, then We deduct a service charge (no more than $25) for each subsequent withdrawal. See "Withdrawing Money From Your Contract Fund" on page 43. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 50. Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Surrendering Your Contract

You can surrender Your contract for cash and then We will pay You the net cash surrender value. A surrender charge will be deducted if You surrender Your contract or allow it to lapse during the surrender charge period. It is possible that You will receive no net cash surrender value if you surrender Your contract, especially in the first few contract years. Taxes and a tax penalty may apply. See "Surrendering Your Contract" on page 44.


Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We charge a 2.25% premium tax on each premium payment. We may decrease or increase this charge depending on Our expenses, and We may vary this charge by state. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cents) charge from each bi-weekly premium payment. See "Deductions From Your Premiums" on page 45.


Deductions From Your Contract Fund
Certain amounts are deducted from Your contract fund each month. These are:

      o an expense charge of $5.00 (currently, We plan to make this deduction for only the first 15 contract years, but this waiver is not guaranteed),
      o a cost of insurance deduction. The amount of this charge is based on the Insured person's attained age, sex, risk class, and the amount of insurance under Your contract; and
      o     charges for additional benefits.

In addition, We deduct fees when You make:

      o a partial withdrawal of net cash surrender value more than once in a contract year or

      o more than four transfers a year between investment divisions. (We currently waive this charge). See "Monthly Deductions From Your Contract Fund" on page 46.


We also deduct a daily charge at an annual rate of 1.10% of the assets in every investment division. This charge is for certain mortality and expense risks, as well as an administrative charge.

Surrender Charges
We deduct a surrender charge only if You surrender Your contract for its net cash surrender value or let Your contract lapse during the surrender charge period (this period is the first 15 contract year after date of issue or an increase in face amount). If You keep this contract inforce during the surrender charge period, then You will not incur a surrender charge.

The surrender charge has two parts: a deferred sales charge and a deferred issue charge. The deferred sales charge partially reimburses Us for Our costs in selling and distributing this contract. The deferred issue charge reimburses Us for underwriting and Our other costs in issuing the contract.

The maximum deferred sales charge is:

      o     30% of any premium payment in the first 2 contract years up to one guideline annual premium (this varies for each contract); and
      o     10% of any premium payment in the first two contract years in excess of the guideline annual premium, up to an amount equal to the guideline premium; and
      o 9% of all other premium payments for the next 15.55 guideline annual premiums.

After six years, this charge begins to decline. There is no surrender charge after 15 years. The amount of the deferred sales charge depends on:

      1)    the amount of Your premium payments,
      2)    when You pay Your premiums and
      3)    when You surrender Your contract or allow it to lapse.

The deferred issue charge is on a fixed schedule per thousand dollars of face amount. It starts at $2.00 per $1,000 of face amount for the first 6 contract years and decreases to $0.00 after the 15th contract year. This summary of the deferred sales charge and the deferred issue charge assumes no changes in face amount. See "Surrender Charges" on page 48.


ADDITIONAL INFORMATION ABOUT THE CONTRACTS

Your Contract Can Lapse

Your contract remains inforce if the net cash surrender value can pay the monthly deductions. In addition, during the minimum premium period, Your contract will remain inforce as long as You meet the applicable minimum premium requirements. However, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirement and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Contract Can Lapse" on page 56.


Correspondence and Inquiries
You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in face amount, regarding Your contract. Our Executive Office is located at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                         Sioux Falls, South Dakota 57193
                                 (800) 272-1642

You may send correspondence and transaction requests to Us at Our Executive Office. If You are submitting an administrative request, please fax it to (605) 335-3621. Any administrative requests sent to another number or address may not be considered received in Our Executive Office and will not receive that day's price. Some examples of administrative requests would be:

      o     Partial Withdrawals
      o     Ownership changes
      o     Beneficiary changes
      o     Collateral Assignments
      o     Address changes
      o     Loan/Surrender requests
      o     Request for general policy information.

If You are submitting a transaction request, please fax it to (605) 373-8557. Any transaction requests sent to another number or address may not be considered received in Our Executive Office and will not receive that day's price. Some examples of transaction requests would be:

      o     Transfers among funds
      o     Fund or General Account additions/deletions
      o     Premium allocation changes
      o     Monthly deduction changes
      o     Dollar Cost Averaging set-up
      o     Portfolio rebalancing set-up

The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the contract owner by name, social security number, date of birth of the owner or the Insured, or other identifying information. We only allow certain transaction requests to be made with a telephone request. Currently, We only allow interfund transfers to be made with a telephone request. All partial withdrawal, surrender and loan requests must be made in writing to Our Executive Office. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. We may record all telephone requests. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear those risks.


State Variations
Certain provisions of the contracts may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your contract for specific variations since any such variations will be included in Your contract or in riders or endorsements attached to Your contract. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both contracts carefully. Remember that if You exchange another contract for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this contract (that person will generally earn a commission if You buy this contract through an exchange or otherwise). You should consult with and rely upon a tax advisor if You are considering a contract exchange. See "TAX EFFECTS" on page 50.


               DETAILED INFORMATION ABOUT VARIABLE UNIVERSAL LIFE

INSURANCE FEATURES

This prospectus describes Our Variable Universal Life contract. There may be contractual variances because of requirements of the state where Your contract is issued.

How the Contracts Differ From Whole Life Insurance
Variable Universal Life provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. The contract differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Variable Universal Life has two types of death benefit options. You may switch back and forth between these options. The contract also allows You to change the face amount without purchasing a new insurance contract. However, evidence of insurability may be required.

Finally, Variable Universal Life is "variable" life insurance because the contract fund and other benefits will vary up or down depending on the investment performance of the portfolios You select. You bear the risk of poor performance, but You get the benefit of good performance.

Application for Insurance
To apply for a contract You must submit a completed application. We decide whether to issue a contract based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a contract, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the contract is suitable for You. Any such delays will affect when Your contract can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance contracts that have different death benefits, contract features, and optional benefits. However, these other contracts also have different charges that would affect Your investment performance and contract fund. To obtain more information about these other contracts, contact Our Executive Office.

Death Benefit
As long as Your contract remains inforce, We will pay the death benefit to the beneficiary when the Insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

      o Option 1 provides a benefit that equals the face amount of the contract. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

      o Option 2 provides a benefit that equals the face amount of the contract plus the contract fund on the day the Insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your contract fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your contract fund. The percentage declines as the Insured gets older (this is referred to as the "corridor" percentage). The death benefit will be Your contract fund on the day the Insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the Insured person's death. A table of corridor percentages and some examples of how they work, are in the statement of additional information which is available free upon request (see back cover).

Under either option, the length of time Your contract remains inforce depends on the net cash surrender value of Your contract and whether You meet the minimum premium period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your contract fund. In addition, during the minimum premium period Your contract remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the contract months since the contract was issued.

The investment performance of the investment divisions and the interest earned in the General Account affect Your contract fund. Therefore, the returns from these investment options can affect the length of time Your contract remains inforce.

The minimum initial face amount generally is $50,000.

Notice and Proof of Death
We require satisfactory proof of the Insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits
In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account", for the beneficiary, in the amount of the death benefit. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Maturity Benefit

If the Insured person is still living on the maturity date, We will pay the owner the contract fund minus any outstanding loans. The contract will then end. The maturity date is the contract anniversary after the Insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 57.


Changes In Variable Universal Life
Variable Universal Life gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the contract fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your contract fund.

A partial withdrawal reduces the contract fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the contract fund. Under death benefit option 1, reducing the contract fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the contract fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of Your contract by submitting a fully completed policy change application to Our Executive Office. You can only change the face amount twice each contract year. All changes are subject to Our approval and to the following conditions:


For increases:
      o     Increases in the face amount must be at least $25,000.

      o To increase the face amount, You must provide a fully completed policy change application and satisfactory evidence of insurability. If the Insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We reserve the right to change this procedure in the future).

      o Monthly cost of insurance deductions from Your contract fund will increase. These begin on the date the face amount increase takes effect.
      o The right to examine this contract does not apply to face amount increases. (It only applies when You first buy the contract).
      o     There will be an increase in the minimum premium requirement.

      o A new surrender charge period and surrender charge increase will apply to the face amount increase.

For decreases:

      o     The surrender charge remains unchanged at the time of decrease.
      o You cannot reduce the face amount below the minimum issue amounts at the time of the reduction as noted on the schedule of contract information page of Your contract.
      o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your contract fund multiplied by the corridor percentage the federal tax law specifies for the Insured's age at the time of the change.
      o If You request a face amount decrease after You have already increased for the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard risk charges, then We will first decrease the face amount that is at substandard higher cost of insurance deductions. We reserve the right to change this procedure.
      o     There will be no decrease in the minimum premium requirement.

Changing the face amount may have tax consequences, so You should consult a tax advisor before doing so.

Changing Your Death Benefit Option
You may change Your death benefit option from option 1 to option 2 by submitting a fully completed contract change application to Our Executive Office. We require satisfactory evidence of insurability to make this change. If You change from option 1 to option 2, the face amount decreases by the amount of Your contract fund on the date of the change. This keeps the death benefit and net amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum issue amount, as noted on the schedule of contract information page of Your contract.

You may change Your death benefit option from option 2 to option 1 by sending a written request to Our Executive Office. If You change from option 2 to option 1, then the face amount increases by the amount of Your contract fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Contract Changes Go Into Effect
Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your contract. We may also ask You to return Your contract to Us at Our Executive Office so that We can make a change. We will notify You in writing if We do not approve a change You request. For example, We might not approve a change that would disqualify Your contract as life insurance for income tax purposes.


Contract changes may have negative tax consequences. See "TAX EFFECTS" on page
50. You should consult a tax advisor before making any change.


Flexible Premium Payments
You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your contract information page will show a "planned" periodic premium. You determine the planned premium when You apply and can change them at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your contract inforce. If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

     1)  the age, sex and premium class of the Insured person,
     2)  the initial face amount of the contract, and
     3)  any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made through a $30 monthly automatic payment plan.

Payment of the planned premiums does not guarantee that Your contract will stay inforce. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases.

If You send Us a premium payment that would cause Your contract to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium Period. During the minimum premium period, You can keep Your contract inforce by meeting a minimum premium requirement. The minimum premium period lasts until the 5th contract anniversary. A monthly minimum premium is shown on Your contract information page. (This is not the same as the planned premiums). The minimum premium requirement will be satisfied if the sum of premiums You have paid is equal to or greater than the sum of the monthly minimum premiums required on each monthly anniversary. The minimum premium increases when the face amount increases.

During the minimum premium period, Your contract will enter a grace period and lapse if:

      o the net cash surrender value cannot cover the monthly deductions from Your contract fund; and
      o the total premiums You have paid, less Your loans and withdrawals, are less than the total monthly minimum premiums required to that date.

Remember that the net cash surrender value is Your contract fund minus the surrender charge and minus any contract debt.

This contract lapse can occur even if You pay all the planned premiums.

Premium Provisions After The Minimum Premium Period. After the minimum premium period, Your contract will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your contract fund. Paying Your planned premiums may not be sufficient to maintain Your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep Your contract inforce.

Allocation of Premiums

Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive Your premium payment at Our Executive Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time)) or the record day. When premium is received before the record date, the net premium will be held and earn interest in the General Account until the day after the record date. When this period ends, Your instructions will dictate how We allocate the net premium.

The net premium is the premium minus a premium tax and any expense charges (the first monthly deduction is also taken from the initial premium). Each premium is put into Your contract fund according to Your instructions. Your contract application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your contract fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. You may also change Your allocation instructions by calling Us at (800) 272-1642 or faxing Us at (605) 373-8557. Changing Your allocation instructions will not change the way Your existing contract fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a net premium to any particular investment division. See "The General Account" on page 45.


Additional Benefits
You may include additional benefits in Your contract. Certain benefits result in an additional monthly deduction from Your contract fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

(1) Waiver of Charges Rider: This benefit can be selected at the time of application or added to an inforce contract with proof of insurability. With this benefit, We waive monthly deductions from the contract fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the contract anniversary following the Insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continues. If a disability starts after the contract anniversary following the Insured person's 60th birthday, then you will not receive any benefit under this rider."

(2) Flexible Disability Benefit Rider: This benefit must be selected at the time of application. With this benefit, We pay a set amount into Your contract fund each month (the amount is on Your contract information page). The benefit is payable when the Insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the contract anniversary following the Insured person's 60th birthday. The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65, whichever is earlier. If the amount of the benefit paid into the contract fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the Insured.

(3) Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce contract. We will pay an additional benefit if the Insured person dies from a physical injury that results from an accident, provided the Insured person dies before the contract anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the Insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the Insured person reaches age 65 or the child reaches age 25, whichever is earlier. The Children's Insurance Rider is no longer available for issue on new or inforce contracts.

(5) Family Insurance Rider: This benefit provides term life insurance on the Insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the Insured's spouse. The Family Insurance Rider is no longer available for issue on new or inforce contracts.

(6) Additional Insurance Rider: This rider can be selected at the time of application or added to an inforce contract. You may provide term insurance for another person, such as the Insured person's spouse, under Your contract. A separate charge will be deducted for each additional Insured.

(7) Guaranteed Insurability Rider: This rider must be selected at the time of application. This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Extended Maturity Option: The ability to request an extension of the maturity date is part of Your contract. This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS and Your state. If the Insured is alive on the maturity date and this contract is still inforce and not in the grace period, this option may be elected. In order to elect this option, all of the contract fund must be transferred to either the General Account or the Money Market investment division and the death benefit option must be elected as option 1, unless Your state requires otherwise. Once Your contract is extended beyond the Maturity Date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division. Furthermore, We will not allow any of the following to occur:

            o     Increase in the face amount of insurance
            o     Changes in the death benefit options
            o     Premium payments

       The Extended Maturity Option may have tax consequences. Consult Your tax advisor before taking this election. See "TAX EFFECTS" on page 50.

The Children's Insurance Riders, the Family Insurance Rider and the Additional Insured Rider all provide term insurance. Term insurance, unlike base coverage, does not provide an opportunity for the death benefit and cash value to grow. However, the cost of term insurance may be lower than the cost of base coverage.


SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains, and losses credited to, or charged against, the Separate Account reflect the investment experience of Our Separate Account and not the investment experience of Our other assets. We are obligated to pay all amounts guaranteed under the contract.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums to ten of the sixty-two investment divisions currently available in Our Separate Account at any one time.


The Funds

Each of the portfolios available under the contract is a "series" of its investment company. Currently there are sixty-two investment divisions. The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.


The funds, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates. These payments may be derived, in whole or in part, from the advisor fee deducted from fund assets and/or from "Rule 12b-1" fees deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between funds and portfolios, and generally are based on a percentage of the assets in the funds that are attributable to contracts and other variable insurance products issued by Midland National. These percentages currently range up to 0.25% annually. Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, marketing, and administering the contracts and, in its role as an intermediary, the funds. Midland National and its affiliates may profit from these payments.

Investment Policies Of The Portfolios
Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- -------------------------------------------------------------------
Portfolio                                                 Investment Objective
--------------------------------------------------------- -------------------------------------------------------------------
A I M Variable Insurance Funds
-----------------------------------------------------------------------------------------------------------------------------

AIM V.I. - Financial Services Fund- Series I Shares       The funds investment objective is capital growth.  The Fund seeks to meet its objective by investing, normally, at least 80%
                                                          of its net assets, plus the amount of any borrowings for
                                                          investment purposes, in equity securities of issuers and engaged primarily in the financial services-related industries.

--------------------------------------------------------- -------------------------------------------------------------------

AIM V.I. Global Health Care Fund - Series I Shares        The funds investment objective is capital growth.  The fund seeks to meet its objectives by investing normally at least 80%
                                                          of its assets in securities of health care industry companies.

--------------------------------------------------------- -------------------------------------------------------------------

AIM V.I. International Growth Fund - Series I Shares      The fund's investment objective is to provide long-term growth of capital.  The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities.

--------------------------------------------------------- -------------------------------------------------------------------
Alger American Fund
-----------------------------------------------------------------------------------------------------------------------------

Alger American Capital Appreciation Portfolio1            Seeks long-term capital appreciation.

--------------------------------------------------------- -------------------------------------------------------------------

Alger American LargeCap Growth Portfolio2                 Seeks long-term capital appreciation.

--------------------------------------------------------- -------------------------------------------------------------------
Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------

Alger American SmallCap Growth Portfolio**,3              Seeks long-term capital appreciation.

--------------------------------------------------------- -------------------------------------------------------------------
American Century Variable Portfolios, Inc.
-----------------------------------------------------------------------------------------------------------------------------

American Century VP Balanced Fund**                       Seeks long-term growth and current income.  Invests
                                                          approximately 60 percent of its assets in equity securities that management considers to have better than average potential for appreciation and the remainder in bonds and other fixed income securities.

--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Capital Appreciation Fund             Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average
                                                          prospects for appreciation.
--------------------------------------------------------- -------------------------------------------------------------------

American Century VP Income & Growth Fund**                Seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks.

--------------------------------------------------------- -------------------------------------------------------------------
American Century VP International Fund                    Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Value Fund                            Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued at the time of purchase.
--------------------------------------------------------- -------------------------------------------------------------------
Fidelity(R) Variable Insurance Products
-----------------------------------------------------------------------------------------------------------------------------
VIP Asset ManagerSM Portfolio                             Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and
                                                          short-term instruments.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Asset Manager: Growth(R) Portfolio                    Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Balanced Portfolio                                    Seeks income and capital growth consistent with reasonable risk
--------------------------------------------------------- -------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Equity-Income Portfolio                               Seeks reasonable income. The fund will also consider the
                                                          potential for capital appreciation.  The fund's goal is to achieve a yield which exceeds the composite yield on the
                                                          securities comprising the Standard & Poor's 500sm Index (S&P
                                                          500(R)).
--------------------------------------------------------- -------------------------------------------------------------------

VIP Freedom 2010 Portfolio                                Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

--------------------------------------------------------- -------------------------------------------------------------------

VIP Freedom 2015 Portfolio                                Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

--------------------------------------------------------- -------------------------------------------------------------------

VIP Freedom 2020 Portfolio                                Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

--------------------------------------------------------- -------------------------------------------------------------------

VIP Freedom 2025 Portfolio                                Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

--------------------------------------------------------- -------------------------------------------------------------------

VIP Freedom 2030 Portfolio                                Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

--------------------------------------------------------- -------------------------------------------------------------------

VIP Freedom Income Portfolio                              Seeks high total return with a secondary objective of principal preservation.

--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return through a combination of current income and capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Seeks to provide capital growth.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth Portfolio                                      Seeks capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income, while also considering growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP MidCap Portfolio                                      Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Money Market Portfolio*                               Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
Goldman Sachs Variable Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Growth and Income                           Seeks long-term growth of capital and growth of income.
--------------------------------------------------------- -------------------------------------------------------------------
Goldman Sachs Structured Small Cap Equity Fund            Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Series Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio                     Seeks current income and capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------

Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuations in market value.

--------------------------------------------------------- -------------------------------------------------------------------

Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities of non-U.S. issuers.

--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.
--------------------------------------------------------- -------------------------------------------------------------------
MFS Variable Insurance Trusts
-----------------------------------------------------------------------------------------------------------------------------

MFS VIT Growth Series4                                    Seeks capital appreciation. The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Investors Trust Series**                          Seeks capital appreciation. The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------
MFS VIT New Discovery Series                              Seeks capital appreciation.  The fund's objective may be
                                                          changed without shareholder approval.
--------------------------------------------------------- -------------------------------------------------------------------
MFS VIT Research Series                                   Seeks capital appreciation. The fund's objective may be changed without shareholder approval.
--------------------------------------------------------- -------------------------------------------------------------------
MFS VIT Total Return Series                               Seeks total return.  The fund's objective may be changed without shareholder approval.
--------------------------------------------------------- -------------------------------------------------------------------
MFS VIT Utilities Series                                  Seeks total return.  The fund's objective may be changed without shareholder approval.
--------------------------------------------------------- -------------------------------------------------------------------

Neuberger Berman Advisers Management Trust

-----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency Portfolio                    Seeks growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO Variable Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT High Yield Portfolio                            Seeks maximum total return, consistent with preservation of capital and prudent investment management
--------------------------------------------------------- -------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio**                        Seeks maximum total return consistent with preservation of capital and prudent investment management.

--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------

PIMCO VIT Small Cap StocksPLUS(R)TR Portfolio             Seeks total return, which exceeds that of the Russell 2000(R)
                                                          Index.

--------------------------------------------------------- -------------------------------------------------------------------

PIMCO VIT StocksPLUS(R) Growth and Income Portfolio       Seeks total return, which exceeds that of the S&P 500.

--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
Premier VIT
-----------------------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Small Cap Portfolio                     The Portfolio seeks capital appreciation. The portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase that the investment sub-adviser (Oppenheimer Capital LLC)
                                                          believes are undervalued in the marketplace.
--------------------------------------------------------- -------------------------------------------------------------------
ProFunds VP
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Japan                                          Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock
                                                          Average.
--------------------------------------------------------- -------------------------------------------------------------------
ProFund VP Oil & Gas                                      Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil &
                                                          Gas Index.
--------------------------------------------------------- -------------------------------------------------------------------
ProFund VP Small-Cap Value                                Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap
                                                          600/Citigroup Value Index.
--------------------------------------------------------- -------------------------------------------------------------------
ProFund VP Ultra Mid-Cap                                  Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P
                                                          MidCap 400 Index.
--------------------------------------------------------- -------------------------------------------------------------------
Van Eck Worldwide Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset" securities. Income is a secondary consideration.
                                                          Hard assets consist of precious metals, natural resources, real estate and commodities.
--------------------------------------------------------- -------------------------------------------------------------------
Van Eck Worldwide Real Estate Fund                        Seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate
                                                          industry.
--------------------------------------------------------- -------------------------------------------------------------------

Vanguard Variable Insurance Funds

-----------------------------------------------------------------------------------------------------------------------------

Vanguard(R) VIF Balanced Portfolio                        Seeks to provide long-term capital appreciation and reasonable current income.

--------------------------------------------------------- -------------------------------------------------------------------

Vanguard(R) VIF High Yield Bond Portfolio                 Seeks to provide high level of current income.

--------------------------------------------------------- -------------------------------------------------------------------

Vanguard(R) VIF International Portfolio                   Seeks to provide long-term capital appreciation.

--------------------------------------------------------- -------------------------------------------------------------------

Vanguard(R) VIF Mid-Cap Index Portfolio                   Seeks to track the performance of a benchmark index that
                                                          measures the investment return of mid-capitalization stocks.

--------------------------------------------------------- -------------------------------------------------------------------

Vanguard(R)VIF REIT Index Portfolio                       Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity
                                                          REITs.

--------------------------------------------------------- -------------------------------------------------------------------

Vanguard(R) VIF Short-Term Investment-Grade Portfolio     Seeks to provide current income with limited price volatility.

--------------------------------------------------------- -------------------------------------------------------------------

Vanguard(R) VIF Small Company Growth Portfolio            Seeks to provide long-term capital appreciation.

--------------------------------------------------------- -------------------------------------------------------------------

Vanguard(R)VIF Total Bond Market Index Portfolio          Seeks to track the performance of a broad, market-weighted bond index.

--------------------------------------------------------- -------------------------------------------------------------------

Vanguard(R) VIF Total Stock Market Index Portfolio        Seeks to track the performance of a benchmark index that
                                                          measures the investment return of the overall stock market.

--------------------------------------------------------- -------------------------------------------------------------------

*During extended periods of low interest rates, the yields of money market investment division may become extremely low and possible negative.
** These Investment Divisions were closed to new investors as of June 15, 2007. If You had money invested in any of these Investment Divisions as of the close of business on Thursday, June 14, 2007, You may continue to make additional investments into that portfolio. However, if You redeem or transfer completely out of any of these Investment Divisions after that date, You will not be able to reinvest in the portfolio.
1Formerly Alger American Leveraged AllCap Portfolio
2Formerly Alger American Growth Portfolio
3Formerly Alger American Small Capitalization Portfolio
4Formerly MFS(R) VIT Emerging Growth Series

Invesco Aim Advisors, Inc. manages and Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited are sub-advisers to the AIM Variable Insurance Funds. Fred Alger Management, Inc. manages the Alger American Fund. American Century Investment Management, Inc. manages the American Century VP Portfolios and the American Century Global Investment Management, Inc. Fidelity Management & Research Company manages the VIP Funds. Goldman Sachs Asset Management, L.P. serves as an investment adviser to the Goldman Sachs Variable Insurance Trust Funds. Lord, Abbett & Co. manages the Lord Abbett Series Fund, Inc. MFS(R)Investment Management manages the MFS(R)Variable Insurance TrustSM. Neuberger Berman Management Inc. manages the Neuberger Berman AMT Portfolios. OpCap Advisors LLC serves as the advisor to Premier VIT. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust. ProFund Advisors LLC manages the ProFunds VP. Van Eck Associates Corporation manages the Van Eck Worldwide Insurance Trust. The Vanguard Group, Inc. manages the Vanguard Variable Insurance Fund.


The fund portfolios available under these contracts are not available for purchase directly by the general public. In addition, the fund portfolios are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

The fund portfolios offered through the contract are selected by Midland National based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment advisor) will make payments to Us, and the amount of any such payments. We may use such payments for any corporate purpose, including payment of expenses that We incur in promoting, marketing, and administering the contracts and, in Our role as an intermediary, the funds. We may profit from these payments.

You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Fund portfolios that is available to you, including each Fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or portfolio. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.


If You have a third party registered investment advisor We will use a loan to pay the fees provided We have received documentation from You and Your advisor. This does not constitute Us providing investment advice. Before taking a policy loan, You should consult a tax advisor to consider the tax consequences of a loan on Your life insurance contract. See "TAX EFFECTS" on page 50.


You bear the risk of any decline in the cash value of your contract (the contract fund) resulting from the performance of the portfolios you have chosen.

Midland National does not provide investment advice and does not recommend or endorse any particular Fund or portfolio.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

Effects of Market Timing
Frequent, large, programmed, or short-term transfers among the investment divisions or between the investment divisions and the General Account ("Harmful Trading) can cause risks with adverse effects for other contract owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

The ProFunds portfolios are designed for, and affirmatively permit, frequent and short term trading. Therefore, they may be more susceptible to the4se harmful effects than other portfolios. These portfolios might not be appropriate for long-term investors.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Charges In The Funds
The funds charge for managing investments and providing services. Each portfolio's charges vary.

The Fidelity VIP portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity VIP portfolios are based on the Initial Class. See the Fidelity VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The funds, with the exception of Fidelity VIP, have annual management fees that are based on the monthly average of the net assets in each of the portfolios. The funds may also impose redemption fees, which We would deduct from Your contract funds. See each portfolio company's prospectus for details.

USING YOUR CONTRACT FUND

The Contract Fund

Your contract fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a contract loan). Your contract fund reflects various charges. See "Deductions and Charges" on page 45. Monthly deductions are made beginning on the contract date and on the first day of each contract month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.


Your contract fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page
45. The balance of the premium is Your beginning contract fund.

Your contract fund reflects:

            o     the amount and frequency of premium payments,
            o deductions for the cost of insurance, additional benefits and other charges,
            o the investment performance of Your chosen investment divisions,
            o     interest earned on amounts allocated to the General Account,
            o     impact of loans, and
            o     impact of partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum contract fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your contract fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account
Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals or transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day if it is a business day, otherwise the next business day's value is used. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in Our Separate Account associated with these contracts. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

            o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any contract transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.
            o We add any dividends or capital gains distributions paid by the portfolio on that day.
            o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any contract transactions on that day).

            o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.0030304%, which is an effective annual rate of 1.10%. (See "Charges Against The Separate Account" on page 46.)

            o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Contract Fund Transactions
The transactions described below may have different effects on Your contract fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any contract fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your contract fund allocated to more than 10 investment divisions.

Transfers Of Contract Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of contract fund, write to Our Executive Office at the address shown on page one of this prospectus. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to Our Executive Office at (605)373-8557. Any requests sent to another number may not be considered received in Our Executive Office. Currently, You may make an unlimited number of free transfers of contract fund in each contract year (subject to "Transfer Limitations" below). However, We reserve the right to assess a $25 charge for each transfer after the 4th in a contract year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges" - "How Contract Fund Charges Are Allocated" on page 48. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the minimum transfer amount.

The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:

      1. 25% of the unloaned amount in the General Account at the beginning of the contract year, or
      2.    $25,000 (We reserve the right to reduce this to $1,000).

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Transfer Limitations
Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by contract owners. In particular, such transfers may dilute the value of the portfolios' shares, interfere with the efficient management of the portfolios' investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect Our contract owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the "market timing procedures"). Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other contract owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a contract within a five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS VIT New Discovery Series to Fidelity VIP Money Market, followed by a transfer from Fidelity VIP Money Market back to MFS VIT New Discovery within five business days).

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. When We identify a second trade within five days of the first, We will review those transfers (and other transfers in the same contract) to determine if, in our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that contract's transfer privileges and We will not accept another transfer request for 14 business days. We will attempt to inform the contract owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days. If We do not succeed in reaching the contract owner or registered representative by phone, We will send a letter by first class mail to the contract owner's address of record.

We apply Our market timing procedures to all of the investment divisions available under the contract, including those investment divisions that invest in portfolios that affirmatively permit frequent and short-term trading (such as the ProFunds portfolios). However, We offer other variable products that do not apply market-timing procedures with respect to those portfolios (that is, frequent or short-term trading is permitted). In addition, other insurance companies offer variable life insurance and annuity contracts that may permit short-term and frequent trading in those portfolios. Therefore, if You allocate premiums or your contract fund to investment divisions that invest in the ProFunds portfolios, You may indirectly bear the effects of marketing timing or other frequent trading. These portfolios might not be appropriate for long-term investors.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others. In particular, We may, and We reserve the right to, reverse a potentially harmful transfer. If so, We will inform the contract owner and/or registered representative. The contract owner will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account A, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. If this occurs, We will attempt to contact You by telephone for further instructions. If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment division. You should also be aware that We are contractually obligated to prohibit purchases and transfers by contract owners identified by a portfolio and to provide contract owner transaction data to the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or transfers of their shares.

In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other contract owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by contract owners within given periods of time, as well as the number of "round trip" transfers into and out of particular investment divisions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more contracts that We believe are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the dollar cost averaging program and portfolio rebalancing in these limitations. We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others. We may not always apply these detections methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for all contract owners that We believe might otherwise engage in trading activity that is harmful to others. For example, We might only accept transfers by original "wet" contract owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Contract owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the contract may also limit Our ability to restrict or deter harmful transfers. Furthermore, the identification of contract owners determined to be engaged in transfer activity that may adversely affect other contract owners or portfolios' shareholders involves judgments that are inherently subjective. Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in unit values for others. We apply Our market timing procedures consistently to all contract owners without special arrangement, waiver, or exception. We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Dollar Cost Averaging
The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form and send it to us at our Executive Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating net premiums, or transferring amounts to the DCA source account. The DCA election will specify:

      a.    the DCA source account from which DCA transfers will be made,
      b. that any money received with the form is to be placed into the DCA source account,
      c. the total monthly amount to be transferred to the other investment divisions, and
      d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any net premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then DCA will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program, which only extends for fewer than 12 months, will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 4th one in any contract year.

We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing
The Portfolio Rebalancing Option allows contract owners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of contract fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your contract fund be allocated to the Fidelity VIP Growth investment division, 40% in the Fidelity VIP High Income investment division and 30% of Fidelity VIP Overseas investment division. Over time, the variations in the investment divisions' investment results will shift the percentage allocations of Your contract fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "balance" the contract fund to the specified percentages selected by You. Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total contract fund up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

Midland National does not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 4th one in any contract year.

Contract Loans
If Your contract has a TSA Life 403(b) Endorsement, contract loans are not available and this section is not applicable to Your contract.

Whenever Your contract has a net cash surrender value, You may borrow the net cash surrender value using only Your contract as security of the loan. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.

We credit You interest on this loaned amount, currently at an annual rate of 6%.


A loan taken from, or secured by, a contract may have federal income tax consequences. See "TAX EFFECTS" on page 50.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Contract Fund Charges Are Allocated" on page 48. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your contract fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

If You have a third party registered investment advisor We will use a loan to pay the fees provided We have received documentation from You and Your advisor. This does not constitute Us providing investment advice. Before taking a policy loan, You should consult a tax advisor to consider the tax consequences of a loan on Your life insurance contract. See "TAX EFFECTS" on page 50.


Contract Loan Interest. Interest on a contract loan accrues daily at an annual interest rate of 8%. Interest in due on each contract anniversary (or, if earlier, on the date of loan repayment, surrender, contract termination, or insured's death). If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your contract fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate as described above for allocating Your loan.

Repaying The Loan. You may repay all or part of a contract loan while Your contract is inforce. While You have a contract loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Contract Loan On Your Contract Fund. A loan against Your contract will have a permanent effect on Your contract fund and benefits, even if the loan is repaid. When You borrow on Your contract, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of the General Account. A contract loan will reduce the contract's ultimate death benefit and net cash surrender value.

Your Contract May Lapse. Your loan may affect the amount of time that Your contract remains inforce. For example, Your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your contract fund. If these deductions are more than the net cash surrender value of Your contract, then the contract's lapse provisions may apply. Since the contract permits loans of the net cash surrender value, loan repayments or additional premium payments may be required to keep the contract inforce, especially if You borrow the maximum.

Withdrawing Money From Your Contract Fund
You may also request a partial withdrawal by faxing Us at Our Executive Office at (605) 373-8557. Any requests sent to another number will not be considered received in Our Executive Office. If You make more than one partial withdrawal in a contract year, We will impose a partial withdrawal charge as explained in the paragraph entitled "Withdrawal Charges" listed below. Partial withdrawals are subject to certain conditions. They must:

      o     be at least $200,
      o total no more than 20% of the net cash surrender value in any contract year,
      o allow the death benefit to remain above the minimum for which We would issue the contract at that time,
      o allow the contract to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division and Our General Account. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 48.


Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

In general, We do not permit You to make a withdrawal of monies for which Your premium check has not cleared Your bank.


Withdrawal Charges. When You make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your contract fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges -How Contract Fund Charges Are Allocated" on page 48.


The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your contract fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If, the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your contract so that there will be no change in the net amount at risk. We will send You a new contract information page to reflect this change. Both the withdrawal and any deductions will be effective as of the business day We receive Your request at Our Executive Office if it is received before 3:00 p.m. Central Time. Otherwise it will be effective on the following business day.


Depending on individual circumstances, a contract loan might be better than a partial withdrawal if You need temporary cash. A partial withdrawal may have tax consequences. See "TAX EFFECTS" on page 50.


Surrendering Your Contract
You may surrender Your contract for its net cash surrender value while the Insured person is living. You do this by sending both a written request and the contract to Our Executive Office. If You surrender Your contract or allow it to lapse during the surrender charge period, We will assess a surrender charge. The net cash surrender value equals the cash surrender value minus any contract debt. The net cash surrender value may be very low, especially during the early contract years. During the first 15 contract years, the cash surrender value is the contract fund minus the surrender charge. After 15 years, the cash surrender value equals the contract fund. We will compute the net cash surrender value as of the business day We receive Your request and contract at Our Executive Office. All of Your insurance coverage will end on that date.

Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Surrendering Your contract may have tax consequences. See "TAX EFFECTS" on page 50.


THE GENERAL ACCOUNT

You may allocate all or some of Your contract fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

      o     allocating net premium and loan payments,
      o     transferring amounts from the investment divisions,
      o     securing any contract loans, or
      o     earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 4.5 %. We may, at Our sole discretion, credit interest in excess of 4.5% per year. You assume the risk that interest credited may not exceed 4.5%. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Contract Fund" on page 38.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your contract. Please check Your contract form to see if the General Account is available on Your contract.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums
We deduct a premium tax charge and, in some cases, a service charge from each premium upon receipt. The rest of each premium (called the net premium) is placed in Your contract fund.

Premium Tax Charge. Some states and jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. We deduct 2.25% of each premium for those tax charges. These tax rates currently range from 0.75% to 4%. We expect to pay at least 2.25% of most premiums in premium tax because of certain retaliatory provisions in the premium tax regulations. The percentage We deduct for premium taxes is an average of what We anticipate owing, and therefore, may exceed the actual rate imposed by Your state, and will be deducted even if Your state does not impose a premium tax. This is a tax to Midland National so You cannot deduct it on Your income tax return. Since the charge is a percentage of Your premium, the amount of the charge will vary with the amount of premium.

We may increase this charge if Our premium tax expenses increase. We reserve the right to vary this charge by state. If We make such a change, then We will notify You.

Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account
Fees and charges allocated to the investment divisions reduce the amount in Your contract fund.


Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your contract fund will never be greater than the maximum amounts shown in Your contract. The mortality risk We assume is that Insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering contracts will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to the contract. The investment divisions' accumulation unit values reflect this charge. See "Using Your Contract Fund - How We Determine The Accumulation Unit Value" on page 37. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the deferred sales charge, Our General Account assets, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Administrative Charges. We deduct a daily charge to cover Our record keeping and other administrative expenses. This charge includes expenses for purchasing, selling and transferring shares from the funds. The effective annual rate of this charge is 0.20% of the value of the assets in the Separate Account, attributable to the Variable Universal Life. The investment divisions' accumulation unit values reflect this charge.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Contract Fund
At the beginning of each contract month (including the contract date), the following three deductions are taken from Your contract fund.

1) Expense Charge: This charge is $5.00 per month (currently, We plan to make this deduction for the first 15 contract years only, but We reserve the right to deduct it throughout the life of the contract). This charge covers the continuing costs of maintaining Your contract, such as premium billing and collections, claim processing, contract transactions, record keeping, communications with owners and other expense and overhead items.

2) Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your contract contains tables showing the guaranteed maximum rates for all of these insurance costs. The charges for any additional benefits You select will be deducted on the contract rider date and each monthly anniversary thereafter. See the "FEE TABLE" on page 12.

3) Cost of Insurance Deduction: The cost of insurance deduction is Our current monthly cost of insurance rate times the amount at risk at the beginning of the contract month. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your amount at risk for the month will also increase. For this purpose, Your contract fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, and rating class of the Insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the Insured person that is a standard risk in the non-smoker and smoker classes. The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your contract. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, non-smoker, standard risk at various ages for the first contract year. If Variable Universal Life is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                                      Illustrative Table of Monthly Cost of Insurance Rates
                                             (Rounded) per $1,000 of Amount at Risk

                  Male                                   Guaranteed                                Current
                Attained                                  Maximum                               (Non-Smoker)
                   Age                                      Rate                                    Rate
                   ---                                      ----                                    ----
                    5                                       $.07                                    $.07
                   15                                       .12                                      .11
                   25                                       .15                                      .13
                   35                                       .18                                      .13
                   45                                       .39                                      .23
                   55                                       .91                                      .54
                   65                                       2.22                                    1.31

For example, for a male non-smoker, age 35 with a $100,000 face amount death benefit option 1 contract and an initial premium of $1,000, the first monthly deductions (taken on the date the contract is issued) is $17.87. This example assumes the current monthly expense charge of $5.00 and the current cost of insurance deduction of $12.87. The $12.87 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.13) times the amount at risk ($100,000 face less the initial contract fund of $995 which is $1,000 of premium less the $5.00 expense charge). This example assumes that there are no charges for riders or additional benefits.

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an Insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depend on such variables as the attained age and sex of the Insured.

Changes in Monthly Deductions. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.

Transaction Charges
In addition to the deductions described above, We charge fees for certain contract transactions:

o Partial Withdrawal of Net Cash Surrender Value. You may make one partial withdrawal during each contract year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.
o Transfers. Currently, We do not charge when You make transfers of Your contract fund among investment divisions. We reserve the right to charge a $25 fee for each transfer after the 4th in a contract year.

How Contract Fund Charges Are Allocated
Generally, deductions from Your contract fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole numbers (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your contract fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Loan Charge
Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each contract anniversary (or, if earlier, on the date of loan repayment, contract lapse, surrender, contract termination, or the Insured's death) and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 8.0% on loans.

After offsetting the 6.0% annual interest rate that We guarantee We will credit to the portion of Our General Account securing the loan, against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 2.0% annually.

Surrender Charges
The surrender charge is the difference between the amount in Your contract fund and Your contract's cash surrender value during the surrender charge period (this period is 15 contract years after the date of issue or increase in face amount). It is a contingent, deferred issue charge and sales load designed to partially recover Our expenses in distributing and issuing contracts which are terminated by surrender or lapse in their early years. It is a contingent load because You pay it only if You surrender Your contract (or let it lapse) during the surrender charge period (this period is 15 contract years after the date of issue or increase in face amount). It is a deferred load because We do not deduct it from Your premiums. The amount of the load in a contract year is not necessarily related to Our actual sales expenses in that contract year. We anticipate that the sales charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the sales and surrender charges, We will cover them with other assets. The net cash surrender value, the amount We pay You if You surrender Your contract for cash, equals the cash surrender value minus any contract debt. The cash surrender value is the contract fund minus the surrender charge.

The surrender charge includes deferred sales charges and a deferred issue charges. The deferred sales charge is the sum of three pieces:


      1) 30% of any premium payment in the first two contract years up to one guideline annual premium.
      2) 10% of any premium payment in the first two contract years in excess of the guideline annual premium, up to an amount equal to the guideline annual premium; and
      3) 9% of all other premium payments for the next 15.55 guideline annual premiums.

The sum of the above pieces is also limited by the Guideline Annual Premium, times 9%, times the lesser of 20 years or the expected future lifetime at issue as determined by the 1980 CSO Mortality Table. Your contract information page specifies the guideline annual premium. It varies for each contract.

During the first 6 contract years, the maximum deferred sales charge will be imposed. Beginning in the 7th year, the deferred sales charge will be reduced in accordance with the following percentages:

           Contract Year                     Percentage Multiple
                 7                                   90%
                 8                                   80%
                 9                                   70%
                10                                   60%
                11                                   50%
                12                                   40%
                13                                   30%
                14                                   20%
                15                                   10%
             16 and up                                0%

If there is an increase in face amount, there will also be an increase in the Guideline Annual Premium. All additions to the deferred sales charge, due to this increase, will be 9% of premiums. The maximum limit will also increase by the additional Guideline Annual Premium, times 9%, times the lesser of 20 years or the expected future lifetime (determined at the time of the increase using the 1980 CSO Mortality Table). The total in the deferred sales charge prior to the increase in face amount will not be affected.

If there is a decrease in the face amount, there will also be a decrease in Guideline Annual Premium. Future additions to the Deferred Sales Charge will follow the same rules as at issue with the new Guideline Annual Premium. Prior totals in the Deferred Sales Charge will not be affected.

You will not incur any deferred sales charge, regardless of the amount and timing of premiums, if You keep this contract inforce for the surrender charge period.

The following table shows the deferred issue charge per $1,000 of the face amount. After the surrender charge period, there is no deferred issue charge.

                         Table of Deferred Issue Charges
                       Per Thousand Dollars of Face Amount

           Contract
             Year                 Charge
             ----                 ------
             1-6                  $2.00
              7                   $1.80
              8                   $1.60
              9                   $1.40
              10                  $1.20
              11                  $1.00
              12                  $ .80
              13                  $ .60
              14                  $ .40
              15                  $ .20
             16+                  $ .00

If there has been a change in face amount during the life of the contract, then the deferred issue charge is applied against the highest face amount inforce during the life of the contract.

Accordingly, the maximum surrender charge is 30% of premiums paid, plus $2.00 per thousand of face amount. However, as explained above, in most cases, the surrender charge will be less than the maximum.

Portfolio Expenses
The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. Some portfolios may also impose redemption fees, which We would deduct directly from Your contract fund. For further information, consult the portfolios' prospectuses.

                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a contract issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to contracts issued on a substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under the contract. If it is subsequently determined that a contract does not satisfy the applicable requirements, We may take appropriate steps to bring the contract into compliance with such requirements and We reserve the right to restrict contract transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, We believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the contracts to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the contract will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General
We believe that the death benefit under a contract should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the contract owner will not be deemed to be in constructive receipt of the contract cash value until there is a distribution. When distributions from a contract occur, or when loans are taken out from or secured by a contract, the tax consequences depend on whether the contract is classified as a "Modified Endowment Contract."

Modified Endowment Contracts ("MEC")
Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the contracts as to premiums and benefits, the individual circumstances of each contract will determine whether it is classified as a MEC. In general a contract will be classified as a MEC if the amount of premiums paid into the contract causes the contract to fail the "7-pay test." A contract will fail the 7-pay test if at any time in the first seven contract years, the amount paid into the contract exceeds the sum of the level premiums that would have been paid at that point under a contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the contract during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the contract had originally been issued at the reduced face amount. If there is a "material change" in the contract's benefits or other terms, the contract may have to be retested as if it were a newly issued contract. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven contract years. To prevent Your contract from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective contract owner should consult a tax advisor to determine whether a contract transaction will cause the contract to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the contract owner's investment in the contract only after all gain has been distributed.
2) Loans taken from or secured by a contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the contract owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the contract owner's beneficiary or designated beneficiary.

If a contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts Distributions other than death benefits from a contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the contract owner's investment in the contract and only after the recovery of all investment in the contract as taxable income. However, certain distributions which must be made in order to enable the contract to continue to qualify as a life insurance contract for federal income tax purposes if contract benefits are reduced during the first 15 contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a contract that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract
Your investment in the contract is generally Your aggregate premiums. When a distribution is taken from the contract, Your investment in the contract is reduced by the amount of the distribution that is tax-free.

Contract Loans
In general, interest on a contract loan will not be deductible. If a contract loan is outstanding when a contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a contract loan, You should consult a tax advisor as to the tax consequences.

Withholding
To the extent that contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance contract purchase.

Multiple Contracts
All Modified Endowment Contracts that are issued by Us (or Our affiliates) to the same contract owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the contract owner's income when a taxable distribution occurs.

Continuation of Contract Beyond Age 100
The tax consequences of continuing the contract beyond the Insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the contract inforce beyond the Insured's 100th year.

Section 1035 Exchanges
Generally, there are no tax consequences when you exchange one life insurance contract for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new contract may cause it to be treated as a modified endowment contract. The new contract may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original contract was issued, if you exchange your contract. You should consult with a tax advisor if you are considering exchanging any life insurance contract.

Business Uses of Contract
Businesses can use the contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the contract for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.

Employer-Owned Life Insurance Contracts
Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Contracts
If a contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the contract. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a contract, this contract could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a contract, or before a business (other than a sole proprietorship) is made a beneficiary of a contract.

Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.


Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance contracts for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.


Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing contract, or the purchase of a new contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax
There may also be an indirect tax upon the income in the contract or the proceeds of a contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the contract. If the Owner was not the Insured, the fair market value of the contract would be included in the Owner's estate upon the Owner's death. The contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of contract ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.


Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract.

Our Income Taxes
Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.


                   ADDITIONAL INFORMATION ABOUT THE CONTRACTS

YOUR RIGHT TO EXAMINE THIS CONTRACT

For a limited period of time, as specified in Your contract, You have a right to examine the contract. If for any reason You are not satisfied with it, then You may cancel the contract. You can cancel the contract by sending it to Our Executive Office along with a written cancellation request. Generally, Your cancellation request must be postmarked by the latest of the following dates:

      o     10 days after You receive Your contract,
      o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or
      o     45 days after You sign Part 1 of the contract application.

If state law requires a longer right to examine period, it will be noted on the cover page of Your contract.

In all cases, We allocate Your premiums according to Your instructions on the contract's record date. Generally, if You cancel Your contract during the right to examine period, then We will return all of the charges deducted from Your paid premiums and contract fund, plus the contract fund. The contract fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the contract application. Where required by state law, We will refund the sum of all premiums paid.

Insurance coverage ends when You send Your request.

YOUR CONTRACT CAN LAPSE

Your Variable Universal Life insurance coverage continues as long as the net cash surrender value of Your contract is enough to pay the monthly deductions that are taken out of Your contract fund. During the minimum premium period, coverage continues if Your paid premiums exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun and current premium due.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your contract fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your contract will lapse without value. We will withdraw any amount left in Your contract fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your contract has ended without value.

If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

YOU MAY REINSTATE YOUR CONTRACT

You may reinstate the contract within 5 years after lapse. To reinstate the contract, You must:

      o     fully complete an application for reinstatement,
      o provide satisfactory evidence of insurability for the Insured person or persons to be insured,
      o pay enough premium to cover all overdue monthly deductions or minimum premium depending on the duration of the contract and the minimum premium period,
      o increase the contract fund so that the contract fund minus any contract debt equals or exceeds the surrender charges, and
      o     pay or restore any contract debt.

The effective date of reinstatement will be the beginning of the contract month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will be reinstated.

You may not reinstate a contract one it is surrendered.

CONTRACT PERIODS AND ANNIVERSARIES


We measure contract years, contract months, and contract anniversaries from the contract date shown on Your contract information page. Each contract month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a contract and the suicide exclusion are measured from the contract date or the date of any face amount increase. See "Limits On Our Right To Challenge The Contract" on page 58.


MATURITY DATE

The maturity date is the first contract anniversary after the Insured person's 100th birthday. The contract ends on that date if the Insured person is still alive and the maturity benefit is paid.

If the Insured survives to the maturity date and You would like to continue the contract, We will extend the maturity date as long as this contract still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

      (a)   The contract can not be in the grace period;
      (b) All of the contract fund must be transferred to either the General Account or the Money Market investment division; and
      (c)   Death benefit option 1 must be elected.


(See the "Extended Maturity Option" section on page 29 for further details about this option.)

If the maturity date is extended, the contract may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. See "TAX EFFECTS" on page 50. In order to continue the contract beyond the original maturity date, We require that the death benefit not exceed the contract fund on the original maturity date.


WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your contract and other variable life contracts. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:

      o add investment divisions to, or remove investment divisions from, Our Separate Account;
      o     combine two or more investment divisions within Our Separate
            Account;
      o withdraw assets relating to Variable Universal Life from one investment division and put them into another;
      o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;
      o register or end the registration of Our Separate Account under the Investment Company Act of 1940;
      o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of the Company);
      o disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and
      o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own judgment or that of an outside advisor. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

If automatic allocations (such as premiums automatically deducted from Your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the money market investment division.

LIMITS ON OUR RIGHT TO CHALLENGE THE CONTRACT

We can challenge the validity of Your insurance contract (based on material misstatements in the application) if it appears that the Insured person is not actually covered by the contract under Our rules. There are limits on how and when We can challenge the contract:

o We cannot challenge the contract after it has been in effect, during the Insured person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require Us to measure this in some other way.)
o We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured person's lifetime.
o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.
o If the Insured person dies during the time that We may challenge the validity of the contract, then We may delay payment until We decide whether to challenge the contract.
o If the Insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person's correct age and sex.
o If the Insured person commits suicide within two years after the date on which the contract was issued, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding contract loan and loan interest minus any partial withdrawals of net cash surrender value. If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments
In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amounts of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods
Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least $20.

You have the following payment options:

      1) Proceeds Left at Interest: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.
      2)    Installment Options: There are two ways that We pay installments:
            a) Payment for a Specified Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.
            b) Payment of a Specified Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.
      3) Payment of a Life Income: We will pay the money as monthly income for life. You may choose from 1 of 4 ways to receive the income. We will guarantee payments for:
                  1)    at least 5 years (called "5 Years Certain");
                  2)    at least 10 years (called "10 Years Certain");
                  3)    at least 20 years (called "20 Years Certain");
                  4) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.
      4) Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

      o     rules on the minimum amount We will pay under an option,
      o     minimum amounts for installment payments,
      o     withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),
      o     the naming of people who are entitled to receive payment and their successors, and
      o     the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Even if the death benefit under the contract is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.

YOUR BENEFICIARY

You name Your beneficiary in Your contract application. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the Insured person's lifetime by writing to Our Executive Office. If no beneficiary is living when the Insured person dies, then We will pay the death benefit to the insured person's estate.

ASSIGNING YOUR CONTRACT

You may assign Your rights in this contract. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS CONTRACT

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the Insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

      1) We are investigating the claim, contesting the contract, determining that the beneficiary is qualified to receive the proceeds (e.g., is not a minor or responsible for causing the death), or resolving other issues that must be determined before payment (e.g., conflicting claims to the proceeds).
      2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
      3) The SEC, by order, permits Us to delay payment to protect Our contract owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premium on a Midland National insurance policy or contract.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your contract fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under Your payment option. If a contract fund were frozen, the contract fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You or Your contract to government agencies or departments.

CHANGE OF ADDRESS NOTIFICATION


To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.


YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

      o     to elect the funds' Boards of Directors,
      o     to ratify the selection of independent auditors for the funds, and
      o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your contract. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all contract owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that contract owners vote. The effect of this proportional voting is that a small number of contact owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict contract owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your contract fund has been invested. We determine Your voting shares in each division by dividing the amount of Your contract fund allocated to that division by the net asset value of one of the corresponding fund portfolio. This is determined as of the record date set by the funds' Boards for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our contract owners.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with Our affiliate, Sammons Securities Company, LLC ("Sammons Securities Company") for the distribution and sale of the contracts. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company offers the contracts through its registered representatives. Sammons Securities Company may enter into written sales agreements with other broker-dealers ("selling firms") for the sale of the contracts. We pay commissions to Sammons Securities Company for sales of the contracts by its registered representatives as well as by selling firms.

Sales commissions may vary, but the maximum commission payable for contract sales is 65% of premiums during contract year 1, 5.0% during contract years 2-15, and 0.00% following contract year 15. We may also pay additional commissions calculated as a percentage of Your contract fund value at specified times (e.g. at the end of the fifth contract year). Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year. The commission for the increase in face amount will be calculated using the commission rates for the corresponding contract year. We pay commissions for contracts sold to contract owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment. We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.

We also pay for some of Sammons Securities Company's expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Securities Company's management team; advertising expenses; and all other expenses of distributing the contracts. Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of contracts. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help registered representatives and/or their managers qualify for such benefits. Sammons Securities Company's registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a contract.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the contract: (a) the premium load;
(b) the surrender charge; (c) the mortality and expense charge; (d) the cost of insurance deduction; (e) payments, if any, received from the funds or their managers; and (f) investment earnings on amounts allocated under contracts to the General Account. Commissions and other incentives or payments described above are not charged directly to You or the Separate Account but they are reflected in the fees and charges that You do pay directly or indirectly.

The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus. A free copy of the SAI can be obtained by calling
(800) 272-1642 or by contacting Your registered representative.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Separate Account, or Sammons Securities Company, LLC.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the contracts. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Attained Age means the issue age plus the number of complete contract years since the contract date.

Beneficiary means the person or persons named by You, who will receive the proceeds upon the death of the Insured.

Business Day means any day the New York Stock Exchange is open for regular trading and ends at the close of regular trading (usually 3:00 p.m. Central
Time).

Cash Surrender Value means the contract fund on the date of surrender, less any surrender charges.

Contract Anniversary means the same month and day of the contract date in each year following the contract date.

Contract Date means the date from which contract anniversaries and contract years are determined.

Contract Debt means the total loan on the contract on that date plus the interest that has accrued but has not been paid as of that date.

Contract Fund means sum of the amounts You have in Our General Account and in the investment divisions of Our Separate Account.

Contract Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Contract Year means a year that starts on the contract date or on each anniversary thereafter.

Death Benefit means the amount payable under Your contract when the Insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in face amount, or other such action regarding Your contract. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

You may also reach Us at Our Executive Office by calling Us toll-free at (800) 272-1642 or faxing Us at (605)373-8557.

Face Amount means the amount stated on the face of Your contract that will be paid either upon the death of the Insured or the contract maturity, whichever date is earliest.

Funds mean the investment companies, commonly called mutual funds, that are available for investment by Separate Account A on the contract date or as later changed by Us.

Inforce means the Insured person's life remains Insured under the terms of the contract.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of a fund.

Issue Age means the age of the Insured person on the birthday which immediately precedes the contract date.

Minimum Premium Period means the period of time beginning on the contract date and ending five years from the contract date.

Modified Endowment Contract ("MEC") means a contract where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the contract date.

Net Cash Surrender Value means the cash surrender value less any outstanding contract debt.

Net Premium means the premium paid less any deduction for premium taxes and less any per premium expenses.

Record Date means the date the contract is recorded on Our books as an inforce contract.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the contract.

Specified Amount means the face amount of the contract. The term "specified amount" used in Your contract has the same meaning as the term "face amount" used in this prospectus.

Surrender Charge means a charge made only upon surrender of the contract. It includes a charge for sales-related expenses and issue related expenses.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses, commissions, and compensation than is contained in this Prospectus. The SAI is incorporated by referenced into this Prospectus and is legally a part of this Prospectus. A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request.

Personalized illustrations of death benefits, cash surrender values, and contract fund are also available free of charge upon request. You can obtain a personalized illustration or make other contract inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                 (800) 272-1642

Information about Midland National Life Insurance Company can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102


SEC File No. 811-05271

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                             VARIABLE UNIVERSAL LIFE
                Flexible Premium Variable Universal Life Contract

                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
             (through the Midland National Life Separate Account A)




This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Variable Universal Life Insurance Contract ("contract") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2008, by contacting Us at Our Executive Office at:




                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                           (605) 335-5700 (telephone)
                      (800) 272-1642 (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
             (605) 335-3621 (facsimile for administrative requests)




Terms used in the current prospectus for the contract are incorporated in this statement.







This statement of additional information is not a prospectus And should be read only in conjunction with The prospectus for this contract and the prospectuses for the 62 Portfolios currently available in the contract.







                                Dated May 1, 2008

                                TABLE OF CONTENTS

   THE CONTRACT.......................................................................................................3
      Contract Owner..................................................................................................3
      Death Benefit...................................................................................................3
      Payment Options.................................................................................................4
      Premium Limitations.............................................................................................5
   ABOUT US...........................................................................................................5
      Midland National Life Insurance Company.........................................................................5
      Our Separate Account A..........................................................................................5
      Our Reports To Contract Owners..................................................................................5
      Dividends.......................................................................................................6
      Distribution Of The Contracts...................................................................................6
      Regulation......................................................................................................7
      Discount For Employees Of Sammons Enterprises, Inc..............................................................7
      Legal Matters...................................................................................................7
      Financial Matters...............................................................................................8
      Additional Information..........................................................................................8
   PERFORMANCE........................................................................................................8
      Historical Annualized Returns...................................................................................8
      Historical Cumulative Returns..................................................................................10
   ILLUSTRATIONS.....................................................................................................11
   FINANCIAL STATEMENTS..............................................................................................11

                                  THE CONTRACT

The entire contract is made up of the contract, including any supplemental benefit, schedules, the signed written application for the contract, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the contract unless it is contained in a written application that is made part of the contract by attachment or insertion.

Contract Owner
The contract owner is the insured unless another individual has been named in the application. As contract owner, You are entitled to exercise all rights under Your contract while the insured is alive. Without any beneficiary consent You can:

      1.    Transfer ownership of Your contract by absolute assignment;
      2.    Designate, change or revoke a contingent owner; or
      3.    Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

      1.    Change the irrevocable beneficiary during the insured's lifetime;
      2. Receive any benefit, exercise any right, and use any privilege granted by Your contract allowed by Us; or
      3.    Agree with Us to any change or amendment of Your contract.

If You die while the Insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

Death Benefit
As long as the policy is still inforce, We will pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your contract. This benefit is a percentage multiple of Your contract fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your contract fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                          Table of Corridor Percentages
                             Based on Contract Fund

  If the Insured       The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
   Person's Age       Least Equal To This Percent Of       Person's Age         Equal To This Percent Of The
     Is This                 The Contract Fund               Is This                    Contract Fund
       0-40                        250%                         60                          130%
        41                         243%                         61                          128%
        42                         236%                         62                          126%
        43                         229%                         63                          124%
        44                         222%                         64                          122%
        45                         215%                         65                          120%
        46                         209%                         66                          119%
        47                         203%                         67                          118%
        48                         197%                         68                          117%
        49                         191%                         69                          116%
        50                         185%                         70                          115%
        51                         178%                         71                          113%
        52                         171%                         72                          111%
        53                         164%                         73                          109%
        54                         157%                         74                          107%
        55                         150%                       75-90                         105%
        56                         146%                         91                          104%
        57                         142%                         92                          103%
        58                         138%                         93                          102%
        59                         134%                         94                          101%
                                                              95-99                         100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to contract fund, for Your contract to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the contract fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the contract fund by a factor of 150%. So if the contract fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the contract fund. In this example, if a 55 year-old had a face amount of $100,000 and a contract fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the contract fund or (b) multiplying the contract fund by the corridor percentage. For all contract funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the contract fund above $200,000, the death benefit would increase by $1.50 (at that age).

Payment Options
You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Premium Limitations
Federal law limits the premiums that can be paid if this contract is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a contract change is executed that causes this contract to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this contract in force.

                                    ABOUT US

Midland National Life Insurance Company
We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name, Midland National Life Insurance Company was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Separate Account A
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment contracts. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any of Our other liabilities. We are obligated to pay all amounts guaranteed under the contract.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the sixty-two investment divisions of Our Separate Account at any one time.

Our Reports To Contract Owners
Shortly after the end of the third, sixth, ninth, and twelfth contract months of each contract year, We will send You reports that show:

      o     the current death benefit for Your contract,
      o     Your contract fund,
      o     information about investment divisions,
      o     the cash surrender value of Your contract,
      o     the amount of Your outstanding contract loans,
      o     the amount of any interest that You owe on the loan, and
      o     information about the current loan interest rate.

The annual report will show any transactions involving Your contract fund that occurred during the contract year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). Confirmations will be sent to You for transfers of amounts between investment divisions and certain other contract transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

We will send You semi-annual reports with financial information on the funds, including a list of the investments held by each portfolio.

Dividends
We do not pay any dividends on these contracts.

Distribution Of The Contracts
The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.


Sammons Securities Company, LLC ("Sammons Securities Company") serves as principal underwriter for the contracts. Sammons Securities Company is a Delaware limited liability company and is its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103. Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas which in turn is the ultimate parent company Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. Sammons Securities Company offers the contracts through its registered representatives. Sammons Securities Company is a member of the Securities Investor Protection Corporation. Sammons Securities Company also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives are appointed as our insurance agents.


Sammons Securities Company received sales compensation with respect to these contracts and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ---------------------------------------------- -----------------------------------------------------
                       Aggregate Amount of Commissions Paid to        Aggregate Amount of Commissions Retained by
Fiscal year            Sammons Securities Company*                    Sammons Securities Company*
---------------------- ---------------------------------------------- -----------------------------------------------------
2005                   $10,657,189                                    $208,742
---------------------- ---------------------------------------------- -----------------------------------------------------
2006                   $8,802,816                                     $88,356
---------------------- ---------------------------------------------- -----------------------------------------------------

2007                   $8,589,634                                     $88,602

---------------------- ---------------------------------------------- -----------------------------------------------------

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National's variable universal life insurance contracts under Separate Account A.

Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the contracts. However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

      o     sales representative training allowances,
      o     deferred compensation and insurance benefits,
      o     advertising expenses, and
      o     all other expenses of distributing the contracts.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

      o "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to their sales representatives;
      o     sales promotions relating to the contracts;
      o costs associated with sales conferences and educational seminars for their sales representatives; and
      o     other sales expenses incurred by them.

We and/or the Sammons Securities Company may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Pending regulatory approvals, We intend to distribute the contracts in all states, except New York, and in certain possessions and territories.

Regulation
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts. This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell contracts. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

Discount For Employees Of Sammons Enterprises, Inc
Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee's contract during the first year. All other contract provisions will apply.

Legal Matters
The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws.

Financial Matters
The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, for the periods indicated in their report which appears in this prospectus and in the registration statement. The address for PricewaterhouseCoopers LLP is One North Wacker, Chicago, IL 60606. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

Additional Information
We have filed a Registration Statement relating to the Separate Account and the variable life insurance contract described in this SAI with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.
Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the contract fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect contract benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns


As of December 31, 2007

--------------------------------------------------------------------------------------------------------------
           Investment Division                Date of              1-Year           5-Year           Life of
                                             Inception                                               Fund
--------------------------------------------------------------------------------------------------------------

AIM V.I. Financial Services Fund             9/21/1999              -23.37%            5.01%            3.28%

--------------------------------------------------------------------------------------------------------------

AIM V.I. Global Health Care Fund             5/22/1997               10.82%           10.60%            7.77%

--------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio               1/9/1989               18.85%           13.76%           11.58%

--------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap              1/25/1995

Portfolio                                                            32.46%           20.24%           15.29%

--------------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio        5/3/1993               31.00%           20.26%           14.26%

--------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization          9/21/1988

Portfolio                                                            16.48%           20.89%           10.60%

--------------------------------------------------------------------------------------------------------------

American Century VP Balanced Fund             5/1/1991                3.90%            8.40%            6.49%

--------------------------------------------------------------------------------------------------------------
American Century VP Capital                  11/20/1987

Appreciation Fund                                                    44.48%           20.66%            8.63%

--------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth          10/30/1997

Fund                                                                 -0.73%           11.09%            5.35%

--------------------------------------------------------------------------------------------------------------

American Century VP International Fund        5/1/1994               15.72%           17.74%            7.56%

--------------------------------------------------------------------------------------------------------------

American Century VP Value Fund                5/1/1996               -6.42%           10.51%            8.60%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio          1/3/1995               14.30%            8.70%            7.56%

--------------------------------------------------------------------------------------------------------------
 Fidelity VIP Asset Manager: Growth           9/6/1989

Portfolio                                                            17.83%           10.33%            7.50%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio               1/3/1995                7.97%            8.63%            6.39%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio             1/3/1995               16.14%           16.60%           13.13%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio         10/9/1986                0.51%           12.17%            9.58%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income                 12/31/1996              11.02%           11.08%            7.02%

--------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities             1/3/1995

Portfolio                                                            22.30%           13.24%            7.29%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio                10/9/1986               25.32%           13.27%           10.12%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio           9/19/1985                1.48%            9.14%            6.35%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio             8/27/1992                4.37%           11.43%            9.19%

--------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond           12/5/1988

Portfolio                                                             2.86%            2.94%            5.76%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio               12/28/1998              15.21%           20.36%           17.65%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Money Market Portfolio           4/1/1982                4.05%            1.90%            4.50%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio              1/28/1987               15.39%           20.51%            6.99%

--------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured Small            5/1/2006

Cap Equity Fund                                                     -17.61%            9.82%            3.88%

--------------------------------------------------------------------------------------------------------------

Lord Abbett Growth and Income                12/11/1989               2.46%           11.82%           10.49%

--------------------------------------------------------------------------------------------------------------

Lord Abbett International                    9/15/1999                3.04%           22.52%            5.45%

--------------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                    9/15/1999               -0.87%           12.32%           11.80%

--------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series               7/24/1995               19.66%           14.71%            7.86%

--------------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series               10/9/1995                9.23%           11.46%            7.28%

--------------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series                  5/1/1998                1.37%           10.47%            6.01%

--------------------------------------------------------------------------------------------------------------

MFS VIT Research Series                      7/26/1995               12.07%           13.00%            7.23%

--------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency                  5/1/2006

Portfolio                                                             3.81%           15.12%            9.43%

--------------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio               4/30/1998                2.23%            8.41%            4.22%

--------------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio             2/16/1999                6.07%            2.13%            3.44%

--------------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio              9/30/1999                8.98%            4.99%            7.45%

--------------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio             12/31/1997               7.23%            3.81%            4.82%

--------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap Portfolio         5/1/2006               -0.71%           14.32%           10.56%

--------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund            9/1/1989                0.24%           22.60%           11.77%

--------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Real Estate Fund            5/1/2006               48.88%           36.12%            9.98%

--------------------------------------------------------------------------------------------------------------

Historical Cumulative Returns


As of December 31, 2007

--------------------------------------------------------------------------------------------------------------
               Investment Division                     Date of          1-Year       5-Year         Life of
                                                      Inception                                     Fund
--------------------------------------------------------------------------------------------------------------

AIM V.I. Financial Services Fund                      9/21/1999        -23.37%        27.69%           30.64%

--------------------------------------------------------------------------------------------------------------

AIM V.I. Global Health Care Fund                      5/22/1997         10.82%        65.49%          121.32%

--------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio                       1/9/1989          18.85%        90.52%          700.74%

--------------------------------------------------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio             1/25/1995         32.46%       151.33%          530.33%

--------------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio                5/3/1993          31.00%       151.54%          606.94%

--------------------------------------------------------------------------------------------------------------

Alger American Small Capitalization Portfolio         9/21/1988         16.48%       158.20%          598.13%

--------------------------------------------------------------------------------------------------------------

American Century VP Balanced Fund                     5/1/1991           3.90%        49.67%          185.43%

--------------------------------------------------------------------------------------------------------------

American Century VP Capital Appreciation Fund        11/20/1987         44.48%       155.75%          429.09%

--------------------------------------------------------------------------------------------------------------

American Century VP Income & Growth Fund             10/30/1997         -0.73%        69.19%           69.95%

--------------------------------------------------------------------------------------------------------------

American Century VP International Fund                5/1/1994          15.72%       126.27%          170.94%

--------------------------------------------------------------------------------------------------------------
American Century VP Value Fund                        5/1/1996
--------------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio                  1/3/1995          14.30%        51.76%          280.29%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager: Growth Portfolio          9/6/1989          17.83%        63.48%          156.04%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio                       1/3/1995           7.97%        51.27%          123.72%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio                     1/3/1995          16.14%       115.52%          397.18%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio                  10/9/1986          0.51%        77.58%          598.13%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income                         12/31/1996         11.02%        69.11%          111.00%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio           1/3/1995          22.30%        86.21%          149.61%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio                         10/9/1986         25.32%        86.46%          674.97%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio                    9/19/1985          1.48%        54.85%          294.58%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio                      8/27/1992          4.37%        71.80%          285.69%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Investment Grade Bond Portfolio          12/5/1988          2.86%        15.59%          191.14%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio                       12/28/1998         15.21%       152.59%          332.81%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Money Market Portfolio                   4/1/1982           4.05%         9.87%          210.86%

--------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio                       1/28/1987         15.39%       154.16%          311.49%

--------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured Small Cap Equity         5/1/2006

Fund                                                                   -17.61%        59.74%           45.69%

--------------------------------------------------------------------------------------------------------------

Lord Abbett Growth and Income                        12/11/1989          3.04%       176.08%           55.33%

--------------------------------------------------------------------------------------------------------------

Lord Abbett International                             9/15/1999         -0.87%        78.77%          152.35%

--------------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                             9/15/1999         19.66%        98.61%          156.45%

--------------------------------------------------------------------------------------------------------------

Neuberger Berman AMT Regency Portfolio                5/1/2006           3.81%       102.19%           77.41%

--------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                        7/24/1995         19.66%        98.61%          156.45%

--------------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series                        10/9/1995          9.23%        72.03%          136.27%

--------------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series                          5/1/1998           1.37%        64.52%           75.88%

--------------------------------------------------------------------------------------------------------------

MFS VIT Research Series                               7/26/1995         12.07%        84.24%          138.32%

--------------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                        4/30/1998          2.23%        49.74%           49.18%

--------------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                      2/16/1999          6.07%        11.11%           35.02%

--------------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                       9/30/1999          8.98%        27.57%           81.00%

--------------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                     12/31/1997          7.23%        20.56%           60.16%

--------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap Portfolio                 5/1/2006          -0.71%        95.26%          603.07%

--------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                    9/1/1989           0.24%       176.98%          222.70%

--------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Real Estate Fund                    5/1/2006          48.88%       367.31%          472.53%

--------------------------------------------------------------------------------------------------------------

                                  ILLUSTRATIONS

Midland National may provide individual hypothetical illustrations of contract fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The hypothetical illustrations are designed to show the performance that could have resulted if the contract had been in existence during the period illustrated and do not indicate what contract benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Insurance Company to meet its obligations under the contracts. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.) Consolidated Financial Statements
December 31, 2007, 2006 and 2005

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Index
--------------------------------------------------------------------------------


                                                                         Page(s)


Report of Independent Registered Public Accounting Firm.....................1


Consolidated Financial Statements


Balance Sheets..............................................................2


Statements of Income........................................................3


Statements of Stockholder's Equity..........................................4


Statements of Cash Flows..................................................5-6


Notes to Consolidated Financial Statements...............................7-36

PricewaterhouseCoopers LLP
One North Wacker
Chicago, IL 60606
Telephone (312) 298 2000
Facsimile (312) 298 2001
www.pwc.com







                Report of Independent Registered Public Accounting Firm



The Board of Directors and Shareholder of
Midland National Life Insurance Company and Subsidiary



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of consolidated stockholder's equity, and of consolidated cash flows present fairly, in all material respects, the consolidated financial position of Midland National Life Insurance Company and Subsidiary (an indirect, wholly owned subsidiary of Sammons Enterprises, Inc.) (the "Company") at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 13 to the consolidated financial statements, the Company changed the manner in which it accounts for defined benefit pension and other postretirement plans in 2007.



/s/

March 14, 2008


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Balance Sheets
----------------------------------------------------------------------------------------
December 31, 2007 and 2006


(Dollars in Thousands, except par value and shares)                                          2007                2006

Assets
Investments
    Fixed maturities, available for sale, at fair value                                      $19,971,051         $18,275,097
    Equity securities, at fair value                                                             456,109             552,734
    Mortgage loans                                                                               294,133             311,305
    Policy loans                                                                                 299,411             285,764
    Short-term investments                                                                       256,008             382,545
    Derivative Instruments                                                                       172,808             286,141
    Other invested assets                                                                        317,134             245,097
                                                                                       ------------------  ------------------
              Total investments                                                               21,766,654          20,338,683
Cash                                                                                               3,910              37,297
Accrued investment income                                                                        200,909             169,236
Deferred policy acquisition costs                                                              1,422,862           1,341,489
Deferred sales inducements                                                                       442,770             414,545
Present value of future profits of acquired businesses                                            28,767              34,129
Federal income tax asset                                                                         157,567             145,584
Other receivables and other assets                                                               104,531              96,506
Reinsurance receivables                                                                        1,651,322           1,592,144
Separate account assets                                                                        1,084,345             903,349
                                                                                       ------------------  ------------------
              Total assets                                                                   $26,863,637         $25,072,962
                                                                                       ------------------  ------------------
Liabilities
Policyholder account balances                                                                $20,557,616         $19,272,874
Policy benefit reserves                                                                          921,216             824,405
Policy claims and benefits payable                                                               104,111             101,050
Repurchase agreements, other borrowings and collateral on derivatives                          2,321,092           2,223,497
Other liabilities                                                                                352,614             368,815
Separate account liabilities                                                                   1,084,345             903,349
                                                                                       ------------------  ------------------
              Total liabilities                                                               25,340,994          23,693,990
                                                                                       ------------------  ------------------
Stockholder's equity
Common stock, $1 par value, 2,549,439 shares authorized,
 2,548,878 shares outstanding                                                                      2,549               2,549
Additional paid-in capital                                                                       268,707             268,707
Accumulated other comprehensive (loss) income                                                    (55,540)             12,823
Retained earnings                                                                              1,306,927           1,094,893
                                                                                       ------------------  ------------------
              Total stockholder's equity                                                       1,522,643           1,378,972
                                                                                       ------------------  ------------------
              Total liabilities and stockholder's equity                                     $26,863,637         $25,072,962
                                                                                       ------------------  ------------------


The accompanying notes are an integral part of these consolidated financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Income
----------------------------------------------------------------------------------------
Years Ended December 31, 2007, 2006 and 2005


(Dollars in Thousands)                                                2007              2006              2005

Revenues
Premiums                                                              $ 124,312          $ 114,767         $ 113,264
Interest sensitive life and investment product charges                  273,272            260,975           254,309
Net investment income                                                 1,135,638            953,440           811,652
Net realized investment gains (losses)                                   71,937            (26,166)          (26,244)
Net gains on derivatives                                                116,037             42,266            78,591
Other income                                                             14,862             11,710             8,870
                                                                 ---------------   ----------------  ----------------
             Total revenue                                            1,736,058          1,356,992         1,240,442
                                                                 ---------------   ----------------  ----------------
Benefits and expenses
Benefits incurred                                                       220,550            202,877           201,024
Amortization of deferred sales inducements                               80,334             49,897            42,761
Interest credited to policyholder account balances                      709,144            596,330           514,013
                                                                 ---------------   ----------------  ----------------
             Total benefits                                           1,010,028            849,104           757,798
                                                                 ---------------   ----------------  ----------------
Operating expenses (net of commissions and other
 expenses deferred)                                                      99,857             98,895            88,726
Amortization of deferred policy acquisition costs and
 present value of future profits of acquired businesses                 236,708            171,773           175,954
                                                                 ---------------   ----------------  ----------------
             Total benefits and expenses                              1,346,593          1,119,772         1,022,478
                                                                 ---------------   ----------------  ----------------
             Income before income taxes                                 389,465            237,220           217,964
Income tax expense                                                      134,086             80,903            69,007
                                                                 ---------------   ----------------  ----------------

             Net income                                               $ 255,379          $ 156,317         $ 148,957
                                                                 ---------------   ----------------  ----------------


The accompanying notes are an integral part of these consolidated financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity
----------------------------------------------------------------------------------------
Years Ended December 31, 2007, 2006 and 2005


                                                                                          Additional
                                                                              Common       Paid-in          Comprehensive
(Dollars in Thousands)                                                        Stock        Capital           Income

Balances at December 31, 2004                                                  $ 2,549       $268,707
Comprehensive income
    Net income                                                                                                $148,957
    Other comprehensive income
      Minimum pension liability (net of tax ($882))                                                             (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                                                  (57,164)
                                                                                                          -------------
             Total comprehensive income                                                                       $ 90,155
                                                                                                          -------------
Dividends paid on common stock
                                                                            -----------  -------------
Balances at December 31, 2005                                                    2,549        268,707

Comprehensive income
    Net income                                                                                                $156,317
    Other comprehensive income
      Minimum pension liability (net of tax $351)                                                                  652
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($14,145))                                                  (26,270)
                                                                                                          -------------
             Total comprehensive income                                                                       $130,699
                                                                                                          -------------
Dividends paid on common stock
                                                                            -----------  -------------
Balances at December 31, 2006                                                    2,549        268,707

Comprehensive income
    Net income                                                                                                $255,379
    Other comprehensive income
      Pension liability (net of tax $757)                                                                        1,407
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($36,254))                                                  (67,332)
                                                                                                          -------------
             Total comprehensive income                                                                       $189,454
                                                                                                          -------------
Adjustment to initially apply SFAS Statement No. 158
    (net of applicable income tax benefit of ($1,312))
Dividends paid on common stock
                                                                            -----------  -------------
Balances at December 31, 2007                                                  $ 2,549       $268,707
                                                                            -----------  -------------




The accompanying notes are an integral part of these consolidated financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity (continued)
----------------------------------------------------------------------------------------
Years Ended December 31, 2007, 2006 and 2005

                                                                             Accumulated
                                                                              Other                             Total
                                                                            Comprehensive    Retained       Stockholder's
(Dollars in Thousands)                                                        Income         Earnings          Equity

Balances at December 31, 2004                                                  $ 97,243        $ 881,819      $ 1,250,318
Comprehensive income
    Net income                                                                                   148,957          148,957
    Other comprehensive income
      Minimum pension liability (net of tax ($882))                              (1,638)                           (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                   (57,164)                          (57,164)

             Total comprehensive income

Dividends paid on common stock                                                                   (45,000)         (45,000)
                                                                           -------------   --------------   --------------
Balances at December 31, 2005                                                    38,441          985,776        1,295,473

Comprehensive income
    Net income                                                                                   156,317          156,317
    Other comprehensive income
      Minimum pension liability (net of tax $351)                                   652                               652
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($14,145))                   (26,270)                          (26,270)

             Total comprehensive income

Dividends paid on common stock                                                                   (47,200)         (47,200)
                                                                           -------------   --------------   --------------
Balances at December 31, 2006                                                    12,823        1,094,893        1,378,972

Comprehensive income
    Net income                                                                                   255,379          255,379
    Other comprehensive income
      Pension liability (net of tax $757)                                         1,407                             1,407
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($36,254))                   (67,332)                          (67,332)

             Total comprehensive income

Adjustment to initially apply SFAS Statement No. 158
    (net of applicable income tax benefit of ($1,312))                           (2,438)                           (2,438)
Dividends paid on common stock                                                                   (43,345)         (43,345)
                                                                           -------------   --------------   --------------
Balances at December 31, 2007                                                 $ (55,540)     $ 1,306,927      $ 1,522,643
                                                                           -------------   --------------   --------------


The accompanying notes are an integral part of these consolidated financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Cash Flows
----------------------------------------------------------------------------------------
Years Ended December 31, 2007, 2006 and 2005

(Dollars in Thousands)                                                2007              2006              2005

Cash flows from operating activities
Net income                                                             $ 255,379         $ 156,317         $ 148,957
Adjustments to reconcile net income to net cash
 (used in) provided by operating activities
    Amortization of deferred policy acquisition costs,
     deferred sales inducements and
     present value of future profits of
     acquired businesses                                                 317,042           221,670           218,715
    Net amortization of premiums and discounts on
     investments                                                         (38,907)          (40,902)          (32,385)
    Amortization of index options                                        266,142           224,346           171,749
    Policy acquisition costs deferred                                   (227,657)         (255,300)         (229,790)
    Sales inducements costs deferred                                     (82,688)         (103,769)          (97,997)
    Net realized investment (gains) losses                               (71,937)           26,166            26,244
    Net gains on derivatives                                            (116,037)          (42,266)          (78,591)
    Deferred income taxes                                                 48,077            12,326              (486)
    Net interest credited and product charges on
     universal life and investment policies                              709,715           585,336           494,161
    Changes in other assets and liabilities
      Net receivables                                                   (118,256)          (22,492)          (49,209)
      Net payables                                                       (17,826)           (7,892)          (36,706)
      Policy benefits                                                     65,289           (55,345)         (123,675)
      Other                                                                5,808             3,190            11,480
                                                                 ----------------  ----------------  ----------------

             Net cash provided by operating activities                   994,144           701,385           422,467
                                                                 ----------------  ----------------  ----------------
Cash flows from investing activities
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                  10,477,422        12,872,572        10,024,829
    Equity securities                                                    594,464           875,994           220,249
    Mortgage loans                                                        37,901            56,092            69,065
    Derivative instruments                                                13,554            12,956               299
    Other invested assets                                                 62,235            37,786            26,889
Cost of investments acquired
    Fixed maturities                                                 (12,192,132)      (14,860,614)      (12,451,732)
    Equity securities                                                   (586,859)       (1,096,830)         (252,405)
    Mortgage loans                                                       (24,568)           (7,638)                -
    Derivative instruments                                              (304,478)         (250,804)         (196,012)
    Other invested assets                                                (87,119)          (87,745)         (137,532)
Net change in policy loans                                               (13,647)          (10,000)           (3,449)
Net change in short-term investments                                     126,537          (220,574)          (26,369)
Net change in repurchase agreements, other
 borrowings and collateral on derivatives                                 97,595           504,219           474,402
Net change in amounts due to/from brokers                                  3,065            (4,244)            1,611
                                                                 ----------------  ----------------  ----------------
             Net cash used in investing activities                    (1,796,030)       (2,178,830)       (2,250,155)
                                                                 ----------------  ----------------  ----------------


                                   (continued)


The accompanying notes are an integral part of these consolidated financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Cash Flows
----------------------------------------------------------------------------------------
Years Ended December 31, 2007, 2006 and 2005



(Dollars in Thousands)                                                2007              2006              2005

Cash flows from financing activities
Receipts from universal life and investment products                   2,616,859         3,075,026         2,962,492
Benefits paid on universal life and investment
 products                                                             (1,805,015)       (1,524,181)       (1,106,202)
Dividends paid on common stock                                           (43,345)          (47,200)          (45,000)
                                                                 ----------------  ----------------  ----------------
             Net cash provided by financing activities                   768,499         1,503,645         1,811,290
                                                                 ----------------  ----------------  ----------------
Net (decrease) increase in cash                                          (33,387)           26,200           (16,398)
Cash at beginning of year                                                 37,297            11,097            27,495
                                                                 ----------------  ----------------  ----------------
Cash at end of year                                                     $  3,910         $  37,297         $  11,097
                                                                 ----------------  ----------------  ----------------
Supplemental disclosures of cash flow information
Cash paid during the year for
    Income taxes, paid to parent                                       $ 107,447         $  61,806         $  83,480


The accompanying notes are an integral part of these consolidated financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
--------------------------------------------------------------------------------

(Dollars in Thousands)

1.      Summary of Significant Accounting Policies


        Organization
        Midland National Life Insurance Company and Subsidiary ("Midland National") is an indirect wholly owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Effective November 30, 2005, SFG Reinsurance Company ("SFG Re") was incorporated as a wholly owned insurance subsidiary of Midland National. SFG Re is a captive reinsurance company domiciled in South Carolina. The accompanying financial statements include the consolidated accounts of the Company, including the results of operations and cash flows of SFG Re with 2005 reflecting the time period from November 30, 2005 through December 31, 2005. Together, these companies (collectively the "Company") operate predominantly in the individual life and annuity business of the life insurance industry and are licensed to operate in 49 states and the District of Columbia.


        The Company is affiliated through common ownership with North American Company for Life and Health Insurance ("North American") and North American Company for Life and Health Insurance of New York ("NANY") through April, 2006 at which date NANY was sold to an unrelated third party.


        Basis of Presentation
        The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United State of America ("GAAP") and reflect the consolidation of the Company with its wholly owned subsidiary. All intercompany transactions have been eliminated in consolidation.


        Use of Estimates
        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.


        The most significant areas which require the use of management's estimates relate to the determination of the fair values of financial instruments and derivatives, deferred policy acquisition costs, deferred sales inducements, present value of future profits of acquired businesses, and future policy benefits for traditional life insurance policies.


        Interest Rate Risk
        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and changes in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.


        Liquidity Risk
        Market conditions for fixed income securities could be such that illiquidity in the markets could make it difficult for the Company to sell certain securities and generate cash to meet policyholder obligations. Management believes it has adequate liquidity in its investment portfolio and other sources of funds to meet any future policyholder obligations.


        Fair Value of Financial Instruments
        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


        Investment Securities
        Fair values for fixed maturity securities (including redeemable preferred stocks) is based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair value is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities is based on quoted market prices, where available, and for those equity securities not actively traded fair values are obtained from independent pricing services or from internal pricing models.


        Mortgage Loans
        Fair values for mortgage loans are estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the initial valuation mortgage portfolio that was conducted by an independent broker/dealer upon acquisition of the majority of the loans at which time each mortgage was modeled and assigned a spread corresponding to its risk profile for valuation purposes.


        Short-Term Investments
        The carrying amounts reported in the balance sheets for these instruments approximate their fair values.


        Derivative Instruments
        The reported value for derivative instruments is equal to exchange or broker quoted market prices for interest rate and credit default swaps and internal financial models or counterparty fair value quotes for options. Variation margin accounts, consisting of cash balances applicable to open futures contracts, held by counterparties are reported at the cash balances, which is equal to fair value.


        Other Invested Assets
        Other invested assets consist primarily of private equity investments and limited partnerships. The carrying amounts represent the Company's share of the entity's underlying equity reported in the balance sheets. There is no market for these investments and the Company believes the reported values approximate their fair values.


        Investment-Type Insurance Contracts
        Fair value for the Company's liabilities under investment-type insurance contracts is estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.


        These fair value estimates are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented in Note 3 do not represent the underlying value to the Company.


        Investments and Investment Income
        The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.


        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income (loss) in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred sales inducements, deferred income taxes, and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses). Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.


        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income. Included in this category is approximately $82,140 of mortgage-backed securities that are all or partially collateralized by sub-prime mortgages at December 31, 2007. A sub-prime mortgage is defined as a mortgage with one or more of the following attributes: weak credit score, high debt-to-income ratio, high loan-to-value ratio or undocumented income. During the latter part of 2006 and all of 2007, the deterioration in the sub-prime mortgage market had an adverse impact on the overall credit markets, particularly related to the fair values of CMO's and other asset-backed securities. At December 31, 2007, the Company's securities with sub-prime exposure are rated as investment grade. The Company is exposed to credit risk associated with the sub-prime lending market and continues to monitor these investments in connection with the Company's other-than-temporary impairment policy.


        Mortgage loans are carried at the adjusted unpaid balances. Approximately 77% of the mortgage loans were acquired as part of an acquisition in 2003 and were recorded at fair value as of the purchase date. Approximately 25% of the Company's mortgage loan portfolio is located in Florida, Georgia, North Carolina, South Carolina and West Virginia. The composition of the mortgage loan portfolio by property characteristic category as of December 31, 2007, was as follows: Office 40%, Industrial 27%, Retail 9%, Residential 8%, Apartment 2%, and Other 14%. At December 31, 2007, no investments in mortgage loans were considered by management to be impaired. During 2007, the Company purchased 95 existing residential reverse mortgages. These reverse mortgages are first liens on the related residential properties located primarily in California and Florida. The outstanding loan balances at acquisition were $25,239 and the reverse mortgages had a principal limit of $40,189. Income on reverse mortgages is recognized using an effective yield based on the contractual interest rate and anticipated repayment of the mortgage. The maximum percentage of any one loan to the value of the underlying property at the time of the loan was 80% for all standard mortgage loans. The reverse mortgages have a Principal Limit Factor ("PLF") that defines the maximum amount that can be advanced to a borrower. The PLF is a function of the age of the borrower and co-borrower, if any, and the appraised value of the residential property. The maximum PLF in the Company's reverse mortgage portfolio is 62.5% of the underlying property value. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. Interest income on non-performing loans is generally recognized on a cash basis.

        Short-term investments primarily include commercial paper and money market funds and are stated at amortized cost. Policy loans are carried at unpaid principal balances.

        Derivative instruments consist of options, futures, interest rate and credit default swaps. Options are reported at fair value, which are determined from internal financial models and compared to fair values provided by counterparties. Futures are reported at the cash balances held in counterparty variation margin accounts, which amount equals fair value. The interest rate and credit default swaps are reported at exchange or broker quoted prices.

        Other invested assets are primarily comprised of private equity investments and limited partnerships. Private equity investments and limited partnerships are recorded under the equity method of accounting in accordance with Accounting Principles Board Opinion 18 and American Institute of Certified Public Accountants ("AICPA") Statement of Position 78-9, Accounting for Investments in Real Estate Ventures where the Company owns 5% or more of the entity's equity (reported at cost where the Company owns less than 5%). These investments are reviewed for impairment on a periodic basis.

        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments. Dividends are recorded on the ex-dividend rate.

        The Company reviews its investments to determine if declines in value are other than temporary. Factors considered in evaluating whether a decline in value is other than temporary are the length of time and magnitude by which the fair value is less than amortized cost, the financial condition, enterprise value and prospects of the investment combined with the ability and intent of the Company to hold the investment for a period of time sufficient to recover the decline in value. Other considerations are also taken into account such as, but not limited to, financial ratios and the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. During 2007, 2006 and 2005, the Company recorded $7,394, $1,347 and $8,016, respectively, of realized losses as a result of this analysis. These losses are included in net realized investment gains (losses).

        Cash
        Cash consists of demand deposits and non-interest bearing deposits held by custodial banks.


        Recognition of Traditional Life Revenue and Policy Benefits Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

        The liabilities for the policy benefit reserves for traditional life insurance policies of $921,216 and $824,405 at December 31, 2007 and 2006, respectively, generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions ranged primarily from 6.00% to 11.25% in 2007 and 2006.

        Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts ("Interest Sensitive Policies")
        Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments that support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and fixed index amounts credited to the account balances.

        Policyholder reserves for universal life and other interest sensitive life insurance and investment contracts, reported in the balance sheets as policyholder account balances of $20,557,616 and $19,272,874 at December 31, 2007 and 2006, respectively, are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.00% to 7.50% in 2007 and 2006. For certain contracts, these crediting rates extend for periods in excess of one year.

        Accounting for Derivative Instruments
        Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS Nos. 137, 138, 149 and 155, requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income (loss) in the statements of stockholder's equity (for those derivatives designated as effective "cash flow hedges") while other changes in derivative fair value are reflected as net gains (losses) on derivatives in the statements of income. The changes in fair value of derivatives designated as effective fair value hedges and the changes in fair value of the hedged fixed income security are reported as a component of net gain (loss) on derivatives. For derivatives not designated as effective hedges, the change in fair value is recognized as a component of net gain (loss) on derivatives in the period of change.


        The Company uses derivatives to manage its fixed indexed and policy obligation interest guarantees and interest rate risks applicable to its investments. To mitigate these risks, the Company enters interest rate swap agreements and futures contracts and purchases equity indexed options. The interest rate swaps are accounted for as either effective cash flow hedges, effective fair value hedges or as non-hedge derivatives. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis.


        The Company has fixed indexed universal life and annuity products that have a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index ("call") options and enters exchange listed futures contracts that compensate the Company for any appreciation over the strike price and substantively offsets the corresponding increase in the policyholder obligation. The futures contracts are adjusted to market value each day, which mark-to-market is settled in cash daily through the Company's variation margin accounts maintained with the counterparty. Gains or losses during the time a futures contract is outstanding are reported as gains or (losses) on derivatives. The Company amortizes the cost of the indexed options against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to fair value with any change reflected as net gain or (loss) on derivatives in the statements of income. When the option matures, any value received by the Company is reflected as investment income offset by the amount credited to the policyholder.


        The SFAS No. 133 Derivative Implementation Group Issue No. B36, Embedded
        Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments ("DIG B36") provides guidance for determining when certain reinsurance arrangements and debt instruments contain embedded derivatives requiring bifurcation due to the incorporation of credit risk exposures that are not clearly and closely related to the creditworthiness of the obligor. The provisions of DIG B36 impact two large coinsurance with funds withheld agreements with an outside reinsurance company applicable to specified annuity policies issued by the Company.


        The agreements between the Company and its derivatives counterparties requires the posting of collateral when the market value of the derivative instruments exceeds the cost of the instruments. Collateral posted by counterparties is reported in the balance sheets in short-term investments with a corresponding liability reported in repurchase agreements, other borrowings and collateral on derivatives.


        SFAS No. 155, Accounting for Certain Hybrid Financial Instruments ("SFAS 155") became effective in 2007 and is an amendment to SFAS No. 133. This statement permits fair value measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. The Company purchased three securities in 2007 with embedded derivatives and the Company has elected fair value measurement in accordance with the guidance in SFAS 155. As such, any change in the fair value of the security will be reported as a gain (loss) on derivatives. The amortized cost and fair value of the Company's hybrid financial instruments at December 31, 2007 was $68,000. There was no gain or loss reported during the 2007 holding period. The decision to elect fair value measurement is made on an instrument-by-instrument basis under the guidance of SFAS 155. The Company will make election of fair value measurement at the time of any future acquisitions of hybrid financial instruments.


        Repurchase Agreements
        As part of its investment strategy, the Company enters into reverse repurchase agreements and dollar-roll transactions to increase the Company's investment return. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the market value of the underlying collateral securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar-rolls are similar to reverse repurchase agreements except that, with dollar-rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2007 and 2006, there were $2,187,540 and $1,955,956, respectively, of such agreements outstanding. The collateral for these agreements is held in fixed maturities in the consolidated balance sheets.


        Deferred Policy Acquisition Costs ("DAC")
        Policy acquisition costs that vary with, and are primarily related to the production of new business, are deferred into the DAC asset to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, marketing, underwriting, and certain variable agency expenses. For traditional insurance policies, such costs are amortized over the estimated premium payment period of the related policies in proportion to the ratio of annual premium revenues to the total anticipated premium revenues. For interest sensitive policies, these costs are amortized over the lives of the policies in relation to the present value of actual and estimated gross profits, subject to regular evaluation and retroactive revision to reflect actual emerging experience. Recoverability of DAC is evaluated on an annual basis by comparing the current estimate of future profits to the unamortized asset balance.


        Deferred Sales Inducements ("DSI")
        The Company defers certain sales inducement costs into a DSI asset. Sales inducements are primarily premium bonuses and bonus interest on the Company's annuity products. AICPA Statement of Position 03-1 ("SOP 03-1") provides guidance on accounting and reporting for certain sales inducements whereby capitalized costs are reported separately in the balance sheets and the amortization of the capitalized sales inducements is reported as a separate component of insurance benefits in the statements of income.


        To the extent that unrealized investment gains or losses on available for sale securities would result in an adjustment to the amortization pattern of DAC and DSI had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income (loss) as an offset to the unrealized investment gains or losses on available for sale securities.


        Present Value of Future Profits of Acquired Businesses ("PVFP") The PVFP represents the portion of the purchase price of blocks of businesses that was allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. Based on current conditions and assumptions as to future events, the Company expects to amortize $2,908, $2,756, $2,653, $1,662 and $1,281 of the existing PVFP over the next five years.


        Retrospective adjustments of these amounts are made periodically upon revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.


        Policy Claims and Benefits Payable
        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future charges in claim severity and frequency. Estimates are periodically reviewed and adjustments are reflected in current operations.


        Variable Life and Annuity Products
        A portion of the separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports this portion of its separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the balance sheets. The Company records the fees earned for administrative and contractholder services performed for the separate accounts in other income of the statements of income.


        Bank Owned Life Insurance Products
        A portion of the separate accounts held by the Company relates to bank owned life insurance policies that are nonindexed with fixed guarantees. These amounts are subject to limited discretionary withdrawal at book value without a market value adjustment. The Company reports this portion of its separate account assets at book value; the underlying investment risks are assumed by the Company. The Company combines the assets and liabilities associated with this business into the respective assets and liabilities lines of the balance sheets in accordance with SOP 03-1.


        Dividends and Distributions
        Payment of dividends or other distributions are limited by statute, which is generally limited to the greater of the insurance company's statutory net income or 10% of the insurance company's statutory surplus.


        Federal Income Taxes
        The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.


        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.


        Comprehensive Income
        The Company follows the reporting concept of "Comprehensive Income" which requires the reporting of comprehensive income is addition to net income. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and other comprehensive income, which includes unrealized investment gains (losses) on available for sale securities net of related adjustments to deferred policy acquisition costs, deferred sales inducements, and deferred income taxes and additional pension and post-retirement benefits liabilities. In addition, certain interest rate swaps are accounted for as cash flow hedges with the change in the fair value of the swap reflected in other comprehensive income.


        Reclassification
        Certain items in the 2006 and 2005 financial statements have been reclassified to conform to the 2007 presentation.


2.      Recently Issued Accounting Standards


        Fair Value Measurements
        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value and establishes a framework for measuring fair value. SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the effect of SFAS 157.


        Fair Value Options
        In February 2007, the FASB issued SFAS No. 159, Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows companies to elect to fair value certain financial assets and financial liabilities. The election is irrevocable and is made contract by contract. The election is made upon initial adoption of SFAS 159 for existing assets and liabilities and subsequently on acquisition of new assets or liabilities. SFAS 159 is effective for years beginning after November 15, 2007. The Company is currently evaluating its election alternatives under SFAS 159.


        Business Combinations
        In December 2007, the FASB issued SFAS No. 141(R), Business Combinations ("SFAS 141(R)"). This standard revises the previously issued SFAS No. 141 and will change how companies account for business acquisitions. The new standard applies greater use of fair values to acquired assets and liabilities and will introduce more volatility into earnings subsequent to acquisitions. SFAS 141 (R) is effective for fiscal years beginning on or after December 15, 2008 and early adoption is not permitted. The standard would have an impact on the financial statements of the Company for any acquisition made after that date.


        Noncontrolling Interests
        In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment to ARB No. 51 ("SFAS 160"). SFAS 160 will change the accounting and reporting for minority interests, which will now be characterized as noncontrolling interests. Upon adoption, noncontrolling interests will be classified as a component of stockholder's equity whereas now minority interests are classified as a liability. The initial reported value of noncontrolling interests will be at fair value. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008 and early adoption is not permitted. SFAS requires retroactive adoption of the presentation and disclosure for existing noncontrolling interests. All other requirements of SFAS 160 will be applied prospectively. The Company does not currently have any reported minority interests, but this standard will impact any noncontrolling interests that may arise up to or after the effective date.


3.      Fair Value of Financial Instruments


        The carrying value and estimated fair value of the Company's financial instruments are as follows:


                                                              December 31, 2007                      December 31, 2006
                                                     ------------------------------------   ------------------------------------
                                                         Carrying          Estimated            Carrying          Estimated
                                                          Value            Fair Value            Value            Fair Value
Financial assets
    Fixed maturities,
     available-for-sale                                $19,971,051        $19,971,051         $18,275,097        $18,275,097
    Equity securities,
     available-for-sale                                    456,109            456,109             552,734            552,734
    Mortgage loans                                         294,133            299,483             311,305            307,515
    Short-term investments                                 256,008            256,008             382,545            382,545
    Derivative instruments                                 172,808            172,808             286,141            286,141
    Other invested assets                                  317,134            317,134             245,097            245,097
Financial liabilities
    Investment-type insurance contracts                 11,707,600         10,104,162          10,932,552          9,340,001
    Repurchase agreements, other borrowings
      and collateral on derivatives                      2,321,092          2,321,092           2,223,497          2,223,497



4.      Investments and Investment Income


        Fixed Maturities and Equity Security Investments
        The amortized cost, estimated fair value, gross unrealized gains and gross unrealized losses of fixed maturities and equity securities classified as available-for-sale at December 31, 2007 and 2006 are as follows:



                                                                    December 31, 2007
                                      ----------------------------------------------------------------------
                                                             Gross            Gross           Estimated
                                         Amortized         Unrealized      Unrealized            Fair
                                            Cost             Gains           Losses             Value
Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                          $ 4,179,199        $ 117,590        $  7,817         $ 4,288,972
    Corporate securities                     7,327,109           76,913         219,768           7,184,254
    Mortgage-backed securities               8,424,741          121,926         169,852           8,376,815
    Other debt securities                      120,011            4,406           3,407             121,010
                                      -----------------  ---------------  --------------   -----------------
             Total fixed maturities         20,051,060          320,835         400,844          19,971,051
Equity securities                              519,394            4,504          67,789             456,109
                                      -----------------  ---------------  --------------   -----------------
             Total available-for-
              sale                         $20,570,454        $ 325,339       $ 468,633         $20,427,160
                                      -----------------  ---------------  --------------   -----------------



                                                                  December 31, 2006
                                      ----------------------------------------------------------------------
                                                             Gross            Gross           Estimated
                                         Amortized         Unrealized      Unrealized            Fair
                                            Cost             Gains           Losses             Value
Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                          $ 5,103,446         $ 52,277        $ 36,393         $ 5,119,330
    Corporate securities                     6,828,683           93,332          84,757           6,837,258
    Mortgage-backed securities               6,153,421           71,169          39,100           6,185,490
    Other debt securities                      130,492            5,234           2,707             133,019
                                      -----------------  ---------------  --------------   -----------------
             Total fixed maturities         18,216,042          222,012         162,957          18,275,097
Equity securities                              537,194           17,772           2,232             552,734
                                      -----------------  ---------------  --------------   -----------------
             Total available-for-
              sale                         $18,753,236        $ 239,784       $ 165,189         $18,827,831
                                      -----------------  ---------------  --------------   -----------------


        The following table shows the Company's gross unrealized losses and fair value on its available for sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.


                                                                 December 31, 2007
                           --------------------------------------------------------------------------------------------
                               Less than 12 months              12 months or more            Total
                           -----------------------------   ----------------------------   -----------------------------
                               Fair         Unrealized         Fair        Unrealized         Fair         Unrealized
                               Value          Losses          Value          Losses          Value           Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                   $ 295,942       $  2,913       $ 385,843       $  4,904       $ 681,785        $  7,817
   Corporate securities        1,788,513         97,440       2,234,024        122,328       4,022,537         219,768
   Mortgage-backed
    securities                 1,868,416         97,395       1,068,697         72,457       2,937,113         169,852
   Other debt securities           5,180             15          42,758          3,392          47,938           3,407
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total fixed
            maturities         3,958,051        197,763       3,731,322        203,081       7,689,373         400,844
Equity securities                234,423         42,717         105,364         25,072         339,787          67,789
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total available-
            for-sale          $4,192,474      $ 240,480      $3,836,686      $ 228,153      $8,029,160       $ 468,633
                           --------------  -------------   -------------  -------------   -------------   -------------




                                                          December 31, 2006
                           --------------------------------------------------------------------------------------------
                               Less than 12 months              12 months or more            Total
                           -----------------------------   ----------------------------   -----------------------------
                               Fair         Unrealized         Fair        Unrealized         Fair         Unrealized
                               Value          Losses          Value          Losses          Value           Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,929,128      $  12,871       $ 814,373      $  23,522      $2,743,501       $  36,393
   Corporate securities        1,356,387         17,273       2,323,009         67,484       3,679,396          84,757
   Mortgage-backed
    securities                 1,075,399          7,606       1,221,709         31,494       2,297,108          39,100
   Other debt securities          53,452          2,059          12,882            648          66,334           2,707
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total fixed
            maturities         4,414,366         39,809       4,371,973        123,148       8,786,339         162,957
Equity securities                 47,554            834          67,726          1,398         115,280           2,232
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total available-
            for-sale          $4,461,920      $  40,643      $4,439,699      $ 124,546      $8,901,619       $ 165,189
                           --------------  -------------   -------------  -------------   -------------   -------------



        At December 31, 2007, the Company held approximately 3,555 positions in fixed income and equity securities. The above table, as of December 31, 2007 includes 1,737 securities of 542 issuers. Approximately 91% of the unrealized losses on fixed maturities at December 31, 2007 were securities rated investment grade. Investment grade securities are defined as those securities rated AAA through BBB- by Standard & Poors. Approximately 9% of the unrealized losses on fixed maturities at December 31, 2007 were on securities rated below investment grade. Equity securities in the above table consist primarily of non-redeemable preferred stocks. These securities are reviewed for impairment in the same manner as the fixed income securities. The Company monitors the financial position and operations of the issuers rated below investment grade and certain investment grade securities in cases where the Company has concerns about credit quality. In determining whether an unrealized loss is other than temporary, the Company will consider factors such as business prospects, status of issuer industry, security ratings, size and length of time the security has been in an unrealized loss position and the Company's intent and ability to hold the security until it recovers its value. The Company monitors securities that have a fair value less than 80 percent of amortized cost. In some cases a security will be considered impaired if its fair value is less than 80 percent of its amortized cost for a period of greater than twelve months. At December 31, 2007, fixed income and equity securities in an unrealized loss position had fair value equal to approximately 95 percent of amortized cost. In a majority of the unrealized loss positions, the unrealized loss is due to increases in market interest rates or changes in credit spreads since the securities were acquired. In addition, the market for fixed income securities experienced a high degree of volatility during 2007 due to the deterioration of the subprime mortgage market. This continued to adversely impact the credit markets at December 31, 2007, particularly related to the fair values of CMOs and other asset-backed securities. At December 31, 2007, the Company has the ability and intent to hold the securities that are in an unrealized loss position until the fair value increases to amortized cost, which may be maturity. Equity securities typically do not have a maturity or redemption date and the Company takes this fact into consideration when determining whether it has the intent to hold the security until recovery. Therefore, the Company does not consider these securities to be other than temporarily impaired at December 31, 2007.


        As a result of the Company's review of other than temporary impairments of investment securities, the Company took write-downs of $7,394, $1,347 and $8,016 during 2007, 2006 and 2005, respectively. The 2007 write-downs were applicable to two asset backed securities with some sub-prime exposure ($2,506), two private placement corporate securities that defaulted on interest payments during the latter part of 2007 ($2,540), one commercial mortgage loan that was subsequently sold at auction for a price slightly higher than its written-down value ($605) and one corporate security that has been in an unrealized loss position for over twelve months and was determined to be other than temporary ($1,743). The 2006 write-downs were applicable to one issuer in the printing business. The Company believes the long-term prospects for the issuer were positive but recorded the write-down primarily due to the sales of the securities of the same issuer at realized losses during 2006. In 2005 the Company took a write-down of $4,977 applicable to a Kamp Re catastrophe bond that became impaired as a result of Hurricane Katrina. The Company also took write-downs in 2005 for other than temporary impairments on two securities related to Northwest Airlines for $3,211. The Company considered these securities to be other than temporarily impaired due to the Chapter 11 bankruptcy filing by Northwest Airlines.


        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2007, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                 Amortized         Estimated
                                                   Cost           Fair Value

Due in one year or less                          $  131,737        $  131,395
Due after one year through five years             1,281,001         1,283,263
Due after five years through ten years            2,989,058         2,950,440
Due after ten years                               7,224,523         7,229,138
Securities not due at a single maturity date
  (primarily mortgage-backed securities)          8,424,741         8,376,815
                                              --------------   ---------------
              Total fixed maturities            $20,051,060       $19,971,051
                                              --------------   ---------------



        Midland National is a member of the Federal Home Loan Bank of Des Moines ("FHLB"). In order to maintain its membership, the Company was required to purchase FHLB equity securities that total $11,113 as of December 31, 2007. These securities are included in equity securities and are carried at cost. Resale of these securities is restricted only to FHLB. As a member of FHLB, the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. At December 31, 2007, the Company had an outstanding advance of $25,000 from FHLB (see Note 6).


        Investment Income and Investment Gains (Losses) Major categories of investment income are summarized as follows:


                                                                  2007               2006               2005

Gross investment income
    Fixed maturities                                             $ 980,599          $ 904,843          $ 796,652
    Equity securities                                               30,345             37,361             20,836
    Mortgage loans                                                  18,370             22,362             25,836
    Policy loans                                                    21,333             20,640             20,028
    Short-term investments                                          23,435             20,836              8,037
    Derivative instruments                                         118,670             39,534             (7,163)
    Other invested assets                                           74,583             37,132             27,184
                                                           ----------------   ----------------   ----------------
              Total gross investment income                      1,267,335          1,082,708            891,410
Less:  Investment expenses                                         131,697            129,268             79,758
                                                           ----------------   ----------------   ----------------
              Net investment income                             $1,135,638          $ 953,440          $ 811,652
                                                           ----------------   ----------------   ----------------




        Investment expenses primarily consist of investment advisor fees, interest expense on securities lending and interest related to derivative collateral liabilities.


        The major categories of realized investment gains (losses) reflected in the statements of income are summarized as follows:


                                                                   2007               2006               2005

Fixed maturities                                                 $  81,427          $ (28,021)         $ (31,550)
Equity securities                                                  (10,195)            (1,478)             3,786
Mortgage loans                                                        (560)             2,300                515
Gain on termination of swaps                                             -                481                299
Short-term investments                                               1,265                552                706
                                                           ----------------   ----------------   ----------------
              Net investment gains (losses)                      $  71,937          $ (26,166)         $ (26,244)
                                                           ----------------   ----------------   ----------------




        Included in realized investment gains (losses) on the fixed maturities in 2007 and 2006 are gains of $1,560 and $9,147, respectively, related to recoveries from WorldCom, Inc. The Company sold its investments in WorldCom, Inc. in 2002 and recorded a pre-tax loss of $18,119. The recoveries are the result of a federal securities law class action brought on behalf of WorldCom, Inc. securities purchasers against various parties involved with WorldCom, Inc.


        During 2006 and 2005, the Company terminated interest rate swaps in situations where the underlying hedged assets were either called or sold. These swaps were previously accounted for as effective cash flow hedges and the proceeds from termination are reflected as realized gains or losses. In 2006 and 2005, the Company terminated effective cash flow interest rate swaps with notional amounts of $116,500 and $72,389 and realized net gains on the terminations of $481 and $299, respectively.


        Proceeds from the sale of available for sale securities and the gross realized gains and losses on these sales (prior to gains (losses) ceded and excluding maturities, calls, and prepayments) during 2007, 2006 and 2005 were as follows:



                                         2007                            2006                           2005
                           -------------------------------  -----------------------------  -----------------------------
                                Fixed           Equity           Fixed          Equity          Fixed          Equity
                              Maturities      Securities      Maturities      Securities     Maturities      Securities

Proceeds from sales         $ 8,029,528       $ 583,672    $ 11,022,004      $ 855,462      $8,635,952      $ 130,345
Gross realized gains             54,114           5,334          27,994          3,591          33,449          2,449
Gross realized (losses)         (54,065)        (15,325)        (78,699)        (4,724)        (56,323)          (604)




        Credit Risk Concentration
        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investment in one entity which exceeded 10% of the Company's stockholder's equity at December 31, 2007.


        Variable Interest Entities
        In January 2003, the FASB issued Financial Interpretation No. 46 (revised December 2003) ("FIN 46(R)"), Consolidation of Variable Interest Entities. Under FIN 46(R), a company is required to consolidate a variable interest entity ("VIE") if the company is the primary beneficiary of the VIE. A VIE is defined as an entity whose equity investors do not have a controlling financial interest or do not have sufficient capital at risk for the entity to finance its activities without additional financial support from other parties. A company is deemed to be the primary beneficiary of a VIE if it expects to absorb a majority of the entities losses or receive a majority of the VIE's residual returns, or both.


        As of December 31, 2007, the Company has investments in limited partnerships and private equity investments that are reviewed to determine if any are variable interest entities. Some of these investments are VIE's, but in each case the Company has determined it is not the primary beneficiary. In accordance with FIN 46(R) guidance, the Company will continue to evaluate its position in the future as circumstances may change and the entity could be determined to be a VIE and the Company could become a primary beneficiary, in which case the Company would consolidate the variable interest entity into its financial statements.


        Other
        At December 31, 2007 and 2006, securities amounting to $3,171 and $3,136, respectively, were on deposit with regulatory authorities as required by law. These consist of fixed maturity securities reported in the balance sheets at fair value and have an amortized cost of $3,041 and $3,133, respectively.


5.      Derivative Instruments and Hedging Activities


        Index Options and Futures
        The Company uses various derivative instruments to manage its exposure to interest rate risk and to meet its policy guarantee obligations. The Company has approximately $6,314,729 of annuity and universal life policy account value as of December 31, 2007 (net of ($2,568,124) annuities ceded to an unrelated reinsurer), that provide for a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index options that compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company also enters futures contracts to compensate it for increases in the same indexes. The Company classifies these as derivative instruments. The Company amortizes the cost of the index options against investment income over the term of the option, which is typically one year. The futures contracts have no initial cost and are marked-to-market daily. That daily mark-to-market is settled through the Company's variation margin accounts maintained with the counterparty. In accordance with SFAS No. 133 as amended, the Company reports the change in the fair value of index options and the change in the futures variation margin accounts as gain (loss) on derivatives, which amounts were ($134,767) in 2007, $77,227 in 2006 and ($29,602) in 2005. Offsetting these amounts are the changes in fair value of the derivatives embedded in the equity indexed product liabilities, which amounts were $81,716 in 2007, ($19,781) in 2006 and $108,043 in 2005. When the options and futures contracts mature, the value received by the Company is reflected as investment income ($321,521, $203,712 and $125,330 in 2007, 2006 and
        2005, respectively) offset by the amount credited to the policyholder ($301,939, $190,534 and $121,710 in 2007, 2006 and 2005, respectively).


        The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss that is reflected in the statements of income as a gain (loss) on derivatives. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the DAC and DSI, an adjustment to the amortization of DAC and DSI is made.


       The following relates to the options and futures owned as of December 31:

                                                   2007               2006

        Net notional amount                     $5,481,581         $4,993,814
        Amortized cost of options                  138,652            131,373
        Estimated fair value of assets             176,641            285,016



        The Company has two coinsurance with funds withheld reinsurance agreements with an unaffiliated reinsurer that fall under the guidance of SFAS No. 133 Implementation Issue No. B36. Under this pronouncement, the Company's reinsurance agreements contain embedded derivatives that require bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the credit worthiness of the Company. The embedded derivatives contained in the funds withheld liability are similar to a total return swap since the Company cedes the total return on a designated investment portfolio to the outside reinsurer. This liability is netted in the balance sheets in reinsurance receivables. The reinsurer assumes the interest credited to the policyholders on the policies covered by the treaties, which interest is relatively fixed. The Company has developed models based on the expected cash flows of the ceded annuity business to estimate the fair value of the policy liabilities. The value of the derivatives embedded in the funds withheld coinsurance agreements is equal to the difference between the fair value of the assets in the portfolio designated under the coinsurance agreements and the fair value of the policy liabilities estimated from the cash flow models. The net change in the reported value of the embedded derivatives was a gain of $176,391 in 2007, a loss of $18,703 in 2006 and a gain of $1,777 in 2005, and is reported in net gain (loss) on derivatives in the statements of income.

        Cash Flow Hedges
        The Company has a number of investments which pay interest on a variable rate tied to a benchmark interest rate. The Company has entered into interest rate swaps that effectively convert the variable cash flows to fixed over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates based on the same benchmark interest rate as the hedged asset. The swaps are part of the Company's overall risk and asset-liability management strategy to reduce the volatility of cash flows and provide a better match to the characteristics of the Company's liabilities. These swaps are accounted for as cash-flow hedges and are reported at fair value ($2,739 in 2007 and ($1,129) in 2006) in the balance sheets with the change in fair value reported as a component of other comprehensive income for the effective portion of the hedge ($3,867 in 2007, ($6,782) in 2006 and ($5,446) in 2005). The cash-flow hedge swaps have stated maturities of 2025 and 2026. Periodic cash flow interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.

        The following summarizes the cash-flow hedge interest rate swaps in 2007 and 2006:

                                             2007                   2006

Notional amounts                             $ 125,810              $ 125,810
Fixed rates to receive (range)           5.49% to 5.74%         5.49% to 5.74%
Current variable rates to pay (range)    4.79% to 5.39%         5.36% to 5.55%


        Fair Value Hedges
        The Company has entered into interest rate swap agreements that pay a variable rate of interest to the Company and the Company pays a fixed rate of interest to the counterparty. These swaps hedge the fair value of specific available-for-sale fixed income securities and are important components of the Company's asset-liability management. It is anticipated that changes in the fair values of the fixed income securities due to changes in interest rates will be offset by a corresponding opposite change in the fair values of the interest rate swaps. These swaps are considered effective hedges and are reported in the balance sheets at fair value (($286) in 2007 and $1,762 in 2006) with the changes in fair value of the swaps and hedged available-for-sale fixed income investments reported as components of net gains on derivatives in the statements of income (($1,548) in 2007, $735 in 2006 and $28 in 2005). The fair value hedge swaps have stated maturities ranging from 2008 to 2011. Periodic fair value interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.


        The following table summarizes the fair value interest rate swaps and hedged available-for-sale fixed income securities:



                                                  2007                2006

Notional amounts                                $   68,232          $   68,232
Fixed rates to pay (range)                   3.20% to 4.45%      3.20% to 4.45%
Current variable rates to receive (range)    4.82% to 5.51%      5.36% to 5.61%



        Other Derivatives
        The Company has also entered into interest rate and credit default swap agreements to help manage its overall exposure to interest rate changes and credit events. These swaps do not hedge specific assets or liabilities and as such are not accounted for as effective hedges. Included in the non-hedge swaps are credit default swaps where the Company is a protection provider and a protection buyer. In accordance with SFAS 133, these swaps are reported at fair value (($6,286) and $492 at December 31, 2007 and 2006, respectively) in the balance sheets and changes in the fair value (($5,756) in 2007, $2,789 in 2006 and $5,518 in 2005) are reported as a component of net gains on derivatives in the statements of income. Included in the non-hedge swaps is the ineffective portions of cash flow and fair value interest rate swaps. The non-hedge swaps have stated maturities ranging from 2009 to 2026. Periodic interest rate and credit default swap settlements and current period changes in the swap accruals for these non-hedge swaps are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate and credit default swaps excludes the current period accruals.


        The following table summarizes the interest rate and credit default swaps not accounted for as effective hedges:

                                                             2007                   2006

Notional amounts, interest rate swaps                    $   148,089             $   89,090
Notional amounts, credit default swaps                   $   233,300             $   85,000
Fixed rates, interest rate swaps (range)               3.88% to 5.66%         4.20% to 5.25%
Current variable rates, interest rate swaps (range)    4.99% to 5.40%         5.35% to 5.66%
Credit default swaps, receive                          0.50% to 1.18%             0.75%
Credit default swaps, pay                              0.11% to 0.32%         0.22% to 0.25%


        The Company generally limits its selection of counterparties that are obligated under its derivative contracts to those within the "A" credit rating or above. Entering into such agreements from financial institutions with long-standing performance records minimizes the risk. The amounts of such exposure are essentially the net replacement cost or market value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution. Collateral posted at December 31, 2007 and 2006, applicable to all derivative investments was $108,552 and $267,542, respectively, and is reflected in the balance sheets in short-term investments. The obligation to repay the collateral is reflected in the balance sheets in repurchase agreements, other borrowings and collateral on derivatives.

6.      Borrowings

        During 2007, the Company borrowed $25,000 from the FHLB in accordance with the terms of its membership agreement. The purpose of the borrowing was to complement the Company's security lending program. The outstanding balance at December 31, 2007 of $25,000 is reported as a component of repurchase agreements, other borrowings and collateral on derivatives. The initial borrowing was for a 90 day period that matured on November 23, 2007. The borrowing was renewed for an additional 90 day period and matured on February 25, 2008. The interest rate for the initial period was 5.05% and is 4.53% for the current 90 day period. The Company renewed the borrowing on February 25, 2008 for an additional 90 day period at an interest rate of 2.90%. Interest expense incurred during 2007 was $449 and is reported as a component of net investment income. The fair value of this borrowing approximates its reported value due to its short maturity.


        In accordance with the FHLB membership agreement, the Company was required to purchase $1,113 of additional FHLB common stock, representing 4.45% of the amount borrowed. In addition, the Company has posted agency MBS/CMO fixed income securities with fair values in excess of the amount of the borrowing as collateral.


7.      DAC, DSI and PVFP


        Policy acquisition costs of new and acquired business, deferred and amortized for the years ended December 31, 2007, 2006 and 2005 are as follows:


                                                                            2007               2006               2005


DAC, beginning of year                                                      $1,341,489         $1,198,367         $1,019,716
Commissions deferred                                                           185,358            218,882            200,252
Underwriting and acquisition expenses deferred                                  42,299             36,418             29,538
Change in offset to unrealized losses                                           85,062             54,707            128,199
Reclassification to deferred sales inducements                                       -                  -             (3,939)
Reclassification to policy benefit reserves                                          -                  -             (3,682)
Amortization related to operations                                            (200,201)          (142,048)          (129,341)
Amortization related to SFAS No. 133                                           (31,145)           (24,837)           (42,376)
                                                                      -----------------  -----------------  -----------------
DAC, end of year                                                            $1,422,862         $1,341,489         $1,198,367
                                                                      -----------------  -----------------  -----------------


        The composition of DSI for the years ended December 31, 2007, 2006 and 2005 is summarized below:



                                                                           2007               2006               2005

DSI, beginning of year                                                      $ 414,545          $ 354,330          $ 275,863
Sales inducements costs deferred                                               82,688            103,768             97,997
Change in offset to unrealized losses                                          25,871              6,344             19,292
Reclassification from deferred acquisition costs                                    -                  -              3,939
Amortization related to operations                                            (59,006)           (31,086)           (26,764)
Amortization related to SFAS No. 133                                          (21,328)           (18,811)           (15,997)
                                                                      ----------------   ----------------   ----------------
DSI, end of year                                                            $ 442,770          $ 414,545          $ 354,330
                                                                      ----------------   ----------------   ----------------



        The composition of the PVFP for the years ended December 31, 2007, 2006 and 2005 is summarized below:


                                 2007               2006               2005

PVFP, beginning of year        $  34,129          $  39,017          $  43,254
Amortization                     (5,362)            (4,888)            (4,237)
                             ------------   ----------------   ----------------
PVFP, end of year              $  28,767          $  34,129          $  39,017
                             ------------   ----------------   ----------------



8.      Reinsurance


        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:



                                               2007                           2006                           2005
                                    ----------------------------   ----------------------------   ----------------------------
                                       Ceded          Assumed         Ceded         Assumed          Ceded         Assumed

Premiums and deposits
   on investment contracts           $750,611         $  787        $830,945         $  738        $915,666         $  508
Claims and investment
   contract withdrawals               165,611          4,155         142,039          4,493         107,737         (3,018)



        The Company generally reinsures the excess of each individual risk over $1,000 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally only reinsures with companies rated "A" or better by A.M. Best.


        In addition to the risk reinsurance described above, the Company is also party to two funds withheld coinsurance agreements with a third-party reinsurer. These are indemnity agreements that cover 50% of substantially all policies issued from January 1, 2002 through March 31, 2005 and 60% of substantially all policies issued since April 1, 2005 of specific annuity plans. In these agreements, the Company agrees to withhold, on behalf of the assuming company, assets equal to the statutory reserve associated with these policies. The Company has netted the funds withheld liability of $3,310,967 and $2,798,108 against the reserve credits of $3,960,929 and $3,353,334 in reinsurance receivables in the December 31, 2007 and 2006, respectively, balance sheets. These agreements increased (decreased) the following financial statements lines as follows:



                                                                          2007             2006             2005

Assets
    Deferred policy acquisition costs                                  $ (367,143)      $ (329,633)      $ (271,855)
    Deferred sales inducements                                           (295,408)        (253,859)        (200,230)
    Reinsurance receivables                                               656,661          614,434          504,019
    Other receivables and other assets                                     21,312                -                -
Liabilities
    Other liabilities                                                           -              868            2,385
Revenues
    Interest sensitive life and investment product charges                (11,410)          (7,846)          (4,662)
    Net investment income                                                (212,557)        (149,870)         (98,968)
Benefits and expenses
    Benefits incurred                                                        (269)            (246)            (197)
    Interest credited to policyholder account balances                   (147,425)         (99,357)         (66,791)
    Operating expenses                                                     (3,214)          (2,235)          (2,255)
    Amortization of deferred acquisition costs and
     present value of future profits of acquired businesses               (34,104)         (25,482)         (15,596)
    Amortization of deferred sales inducements                            (25,973)         (18,642)         (11,254)



        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported gross of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.


9.      Accumulated Other Comprehensive (Loss) Income


        The components of accumulated other comprehensive (loss) income are as follows:



                                                                                   2007               2006

Net unrealized (loss) gain - available-for-sale securities                         $ (138,287)         $  80,103
Net unrealized gain (loss) - derivative instruments                                     2,739             (1,129)
DAC                                                                                    40,570            (44,492)
DSI                                                                                    18,288             (7,583)
Deferred income taxes                                                                  26,842             (9,415)
                                                                             -----------------  -----------------

                                                                                      (49,848)            17,484
Pension liability (net of taxes $0 and $2,510)                                              -             (4,661)

Unrecognized actuarial net loss related to pension and
 other post-retirement liabilities (net of taxes $3,064 and $0)                        (5,692)                 -
                                                                             -----------------  -----------------

              Accumulated other comprehensive (loss) income                         $ (55,540)         $  12,823
                                                                             -----------------  -----------------



        The following table sets forth the changes in each component of accumulated other comprehensive income (loss).



                                                                                   2007               2006             2005

Unrealized holding (losses) gains arising in the
 current period
    Fixed maturities                                                                $ (58,139)        $ (127,441)      $(255,330)
    Equity securities                                                                 (89,019)             3,258          (2,424)
    Derivative instruments                                                              3,868             (6,782)         (5,446)
    Reclassification adjustment for losses (gains) released
     into income                                                                      (71,232)            29,499          27,764
    Impact of DAC                                                                      85,062             54,707         128,199
    Impact of DSI                                                                      25,871              6,344          19,292
    Impact of deferred income taxes                                                    36,257             14,145          30,781
                                                                             -----------------  -----------------  --------------

                                                                                      (67,332)           (26,270)        (57,164)

    Impact of pension liability                                                         1,407                652          (1,638)

    SFAS Statement No. 158 adoption adjustment                                         (2,438)                 -               -
                                                                             -----------------  -----------------  --------------

         Net other comprehensive loss                                               $ (68,363)         $ (25,618)       $(58,802)
                                                                             -----------------  -----------------  --------------


        The unrealized investment (loss) gain on available for sale securities and derivative instruments is adjusted by DAC, DSI and deferred income taxes and is included in the statements of stockholder's equity.


10.     Income Taxes


        The significant components of the provision for income taxes are as follows:



                                                      2007               2006               2005

     Current                                           $  86,009          $  68,577          $  69,493
     Deferred                                             48,077             12,326               (486)
                                                 ----------------   ----------------   ----------------
     Total federal income tax expense                  $ 134,086          $  80,903          $  69,007
                                                 ----------------   ----------------   ----------------



        The components of the federal income tax asset are as follows:



                                                 2007               2006

Net deferred income tax asset                    $ 132,987          $ 144,253
Income taxes currently receivable                   24,580              1,331
                                             --------------  -----------------
              Total income tax asset             $ 157,567          $ 145,584
                                             --------------  -----------------


        The difference between the provision for income taxes attributable to income before income taxes and the amounts that would be expected using the U.S. Federal statutory income tax rate of 35% in 2007, 2006 and 2005 are as follows:



                                                                   2007               2006               2005

At statutory federal income tax rate                             $ 136,312          $  83,027          $  76,287
Dividends received deductions                                       (1,551)              (835)              (721)
Other, net                                                            (675)            (1,289)            (6,559)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $ 134,086          $  80,903          $  69,007
                                                           ----------------   ----------------   ----------------


        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31, 2007 and 2006 are as follows:



                                                                                        2007               2006

Deferred income tax assets
    Policy liabilities and reserves                                                      $ 598,525          $ 667,470
    Investments                                                                             50,082                  -
    Other, net                                                                              31,475              6,778
                                                                                  -----------------  -----------------
              Total deferred income tax assets                                             680,082            674,248
                                                                                  -----------------  -----------------
Deferred income tax liabilities
    Investments                                                                                  -            (10,364)
    Present value of future profits of acquired business                                   (10,068)           (11,945)
    Deferred policy acquisition costs and deferred sales inducements                      (537,027)          (507,686)
                                                                                  -----------------  -----------------
              Total deferred income tax liabilities                                       (547,095)          (529,995)
                                                                                  -----------------  -----------------
              Net deferred income tax asset                                              $ 132,987          $ 144,253
                                                                                  -----------------  -----------------


        In assessing the realizability of deferred tax assets, management considers whether it is more likely than not, that some portion or all of the deferred tax assets will not be realized. Based on management's analysis of the realization of deferred tax assets, it is management's opinion that the Company will have sufficient future taxable income to realize all of the deferred tax assets at December 31, 2007 and no valuation allowance is necessary.


        The Company adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), as of January 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes in an entity's financial statements pursuant to SFAS Statement No. 109, Accounting for Income Taxes, and provides thresholds for recognizing and measuring benefits of a tax position taken or expected to be taken in a tax return. Consequently, the company recognizes tax benefits only on tax positions where it is "more likely that not" to prevail. There was no effect on the Company's financial statements from adopting FIN 48.


        A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:


Balance at January 1, 2007                                           $  1,257
Additions based on tax positions related to the current year                -
Additions based on tax positions related to prior years                   150
Reductions for tax positions of prior years                                 -
Settlements/Statute expiration                                              -
                                                                  ------------
Balance at December 31, 2007                                         $  1,407
                                                                  ------------


        The Company anticipates it is reasonably possible that the unrecognized benefits will decrease in the range of $500 to $800 by the end of 2008. The Company recognizes interest and/or penalties as a component of tax expense. The Company had approximately $23 and $10 of accrued interest and penalties at December 31, 2007 and 2006, respectively.


        In 2007, the Internal Revenue Service (IRS) commenced an examination of the Company's income tax returns for 2004 through 2006.


11.     Statutory Financial Data and Dividend Restrictions


        The Company is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by the Company during any 12-month period, without prior approval of the Iowa insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid dividends of $43,345, $47,200 and $45,000 in 2007, 2006 and 2005, respectively.
        Dividends payable in 2008 up to approximately $112,000 will not require prior approval of regulatory authorities.


        The statutory net income of the Company for the years ended December 31, 2007, 2006 and 2005, is approximately $112,000, $155,000 and $187,000, respectively, and reported capital and surplus at December 31, 2007, 2006 and 2005, is approximately $1,109,000, $1,020,000 and $965,000, respectively, in accordance with statutory accounting principles.


12.     Operating Leases


        The Company leases certain equipment and office space. Rental expense on operating leases of approximately $4,052, $4,741 and $4,016 were incurred in 2007, 2006 and 2005, respectively. The approximate future minimum lease payments under non-cancellable leases at December 31, 2007, are as follows:


         Year ending December 31,
         2008                                  $ 2,677
         2009                                    2,726
         2010                                    2,319
         2011                                    2,388
         2012                                    2,423
         Thereafter                              6,377
                                          -------------
                                               $18,910
                                          -------------


13.     Employee Benefits Plans


        The Company participates in a noncontributory defined benefit pension plan sponsored by SEI that covers certain full-time employees. Effective December 31, 2004, the plan sponsor approved a plan amendment to freeze the participants' accounts of the noncontributory defined benefit pension plan, which had the effect of establishing each participant's earned accrued benefit as of December 31, 2004. In addition, the participants' benefits shall be payable pursuant to the terms of the Plan to the extent each participant is or becomes 100% vested in such accrued benefits.
        In addition, the Company provides certain postretirement health care and life insurance benefits for eligible active and retired employees through health and welfare benefit plans.


        The following tables summarize the benefit obligations, the funded status and other additional information related to these plans as of December 31, 2007 and 2006. The pension benefits amounts reflect an allocation of the Company's portion of the SEI plans.



                                                                          Pension Benefits                 Other Benefits
                                                                    ------------------------------  ------------------------------
                                                                        2007            2006            2007            2006
Obligation and funded status
Accumulated benefit obligation at December 31                            $ 30,836        $ 31,733        $ 14,490        $ 12,983
Fair value of plan assets at December 31                                   30,488          27,563               -               -
                                                                    --------------  --------------  --------------  --------------
Funded status at December 31                                              $  (348)       $ (4,170)       $(14,490)       $(12,983)
                                                                    --------------  --------------  --------------  --------------
Accrued benefit liability recognized
 in financial statements                                                  $  (348)       $ (4,170)       $(14,490)       $ (9,370)
                                                                    --------------  --------------  --------------  --------------

Changes in liability for benefits recognized in
 accumulated other comprehensive income (loss)
Beginning balance                                                        $ (7,171)       $ (8,174)         $    -          $    -
Net gain arising during the period                                          2,164           1,003               -               -
SFAS Statement No. 158 adoption adjustment                                      -               -          (3,750)              -
                                                                    --------------  --------------  --------------  --------------
Balance at December 31                                                   $ (5,007)       $ (7,171)       $ (3,750)         $    -
                                                                    --------------  --------------  --------------  --------------

Changes in deferred taxes recognized in
 accumulated other comprehensive income (loss)                            $  (752)        $  (351)        $ 1,312          $    -
                                                                    --------------  --------------  --------------  --------------

Actuarial assumptions
Weighted-average assumptions, used to
determine benefit obligations as of
December 31
    Discount rate                                                       6.25%           5.75%           6.25%           5.75%
    Rate of compensation increase                                        N/A             N/A             N/A             N/A

Weighted-average assumptions used
 to determine net costs
 as of December 31
    Discount rate                                                       5.50%           5.50%           5.75%           5.50%
    Expected return on plan assets                                      7.50%           7.50%            N/A             N/A
    Rate of compensation increase                                        N/A             N/A             N/A             N/A



                                                       Pension Benefits                         Other Benefits
                                            -------------------------------------   -------------------------------------
                                               2007         2006         2005          2007         2006         2005

Additional information
Net periodic benefit (income) costs             $ (426)      $ (243)      $ (508)      $ 1,778      $ 1,543      $ 1,188
Employer contributions                           1,231        2,591            -           397          300          295
Employee contributions                               -            -            -           106          107          114
Benefit payments                                   444          322          311           503          407          409


        For measurement purposes, a 9% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2007. The rate was assumed to decrease gradually to 4.50% in 2013, and remain at that level thereafter.


        The measurement date for the plan was December 31, 2007.


        For 2007, the weighted average expected long-term rate of return on assets was 7.50%. In developing this assumption, the plan sponsor evaluated input from its third party pension plan asset managers, including their review of asset class return expectations and long-term inflation assumptions. The plan sponsor also considered its historical average return, which was in line with the expected long-term rate of return assumption for 2007.


        The defined benefit pension plan asset allocation as of the measurement date and target asset allocation, presented as a percentage of total plan assets, were as follows:



                                                      2007           Target           2006           Target

Fixed income and other securities                          58%              64%             61%             55%
Equity and equity correlated assets                        41%              34%             26%             45%
Other, including cash                                       1%               2%             13%              0%
                                                  -------------   --------------  --------------  --------------

              Total                                       100%             100%            100%            100%
                                                  -------------   --------------  --------------  --------------


        It is the plan sponsor's policy to invest pension plan assets in a diversified portfolio consisting of an array of assets matching the target asset allocations above. The investment risk of the assets is limited by appropriate diversification both within and between asset classes. The assets are managed with a view to ensuring that sufficient liquidity will be available to meet the expected cash flow requirements of the plan.


        The Company expects to contribute $0 to the pension plan in 2008.


        The following estimated future benefit payments, which reflect expected future service, as appropriate, are expected to be paid in the years indicated:



                                            Pension          Other
                                            Benefits         Benefits

        Year ending December 31,
        2008                                 $  514          $  657
        2009                                    609             686
        2010                                    719             740
        2011                                    863             792
        2012                                  1,048             852
        2013-2017                             7,861           5,503



        In September 2006, the FASB issued SFAS No. 158, Employers Accounting for Defined Benefit and Other Retirement Plans-an amendment of FASB Statements Nos. 87, 88, 106 and 132 (R) ("SFAS 158"). SFAS 158 requires employers to recognize the overfunded or underfunded status of defined benefit pension and other postretirement benefit plans as an asset or liability in its financial statements, measured as the difference between the fair value of plan assets and the projected benefit obligation as of the end of our fiscal year end. SFAS 158 also requires employers to recognize changes in the funded status of defined benefit pension and other post retirement plans in the year in which the changes occur through other accumulated comprehensive income. This portion of SFAS 158 was effective for fiscal years ending after December 15, 2007 and was adopted by the Company in 2007. In addition, SFAS 158 also requires measurement of plan assets and benefit obligations as of the end of the employer's fiscal year beginning with fiscal years ending after December 15, 2008. The Company does not anticipate a material impact to its consolidated financial statements due to this subsequent SFAS 158 implementation issue.


        The incremental effects of applying this Statement on the individual line items of the Company's consolidated balance sheet as of December 31, 2007 are as follows:


                                                             Balance Before                                Balance After
                                                               adoption of                                  adoption of
                                                                SFAS 158              Adjustments             SFAS 158

Federal Income tax asset                                     $   156,255            $    1,312             $   157,567
Other liabilities                                            $   348,864            $    3,750             $   352,614
Accumulated other comprehensive income                       $   (53,102)           $    (2,438)           $   (55,540)


        The Company also participates in a noncontributory Employee Stock Ownership Plan ("ESOP"), which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2007, 2006 and 2005 were $6,119, $6,634 and $4,690, respectively. The expense for 2007, 2006 and 2005 was $8,397, $6,026 and $7,039, respectively. All contributions to the ESOP are held in trust.


        Impact of Medicare Modernization Act on Postretirement Benefits FASB Staff Position ("FSP") FAS 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2004 ("FSP FAS 106-2") provides guidance on accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Modernization Act"). The Modernization Act provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria.


        The Company has determined that, for the majority of the plan participants, the drug benefits provided by its existing postretirement health plan are actuarially equivalent to the new Medicare benefit, and as a result the Company is eligible for the government subsidy. Accordingly, the plan's accumulated postretirement benefit obligation was reduced upon the adoption of this new guidance in 2005. This reduction was treated as a deferred experience gain, which will be amortized as a reduction of net periodic postretirement cost over the average remaining service period of participating employees expected to receive benefits under the plan. For the year ended December 31, 2007 and 2006, the gains produced by recognition of the Modernization Act reduced net periodic postretirement cost by approximately $228 and $227, respectively.


14.     Other Related Party Transactions

        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefits and management services. The Company was charged $12,034, $11,040 and $9,600 in 2007, 2006 and 2005, respectively, related to these contracts.

        The Company pays investment management fees to an affiliate, The Guggenheim Group, L.L.C. The Company was charged $19,900, $21,247 and $23,195 in 2007, 2006 and 2005, respectively. The fee is calculated based on the average fair value of invested assets under management times a contractual rate.

        The Company provided certain administrative services to North American and NANY for which it was reimbursed $11,121, $5,683 and $10,408 in 2007, 2006 and 2005, respectively, for the costs incurred to render such services.

        The Company pays sales commissions to Sammons Securities, Inc. ("SSI"), a broker-dealer company, associated with the variable life and annuity premiums placed with the Company's separate account funds and other fixed annuity product sales. The Company incurred commissions of approximately $1,338, $1,035 and $651 in 2007, 2006 and 2005,
        respectively, related to SSI sales.

        The Company holds a mortgage loan on the property of an indirect affiliate, The Grove Park Inn. The balance of the loan was $29,524 and $30,787 as December 31, 2007 and 2006, respectively. The Company earned interest income on the loan of $1,971, $2,050 and $2,124 in 2007, 2006, and 2005, respectively.

15.     Commitments and Contingencies

        The Company has, in the normal course of business, claims and lawsuits filed against it. In some cases the damages sought are substantially in excess of contractual policy benefits. The Company believes these claims and lawsuits, either individually or in aggregate, will not materially affect the Company's financial position or results of operations.

        At December 31, 2007, the Company had outstanding capital commitments to limited partnerships of $114,499.

        The Company makes funding commitments to various private placement bond issuers. As of December 31, 2007, the Company had $79,755 of outstanding private placement bond funding commitments.

        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

        In 2006, the Company began the process of constructing a new home office building for the insurance operations conducted in Sioux Falls, South Dakota. Land purchases and payments for construction were made through 2007 for $6,564, which were capitalized and recognized as a component of other receivables and other assets. Construction of the building commenced in 2007. The total estimated cost of the project is projected to be approximately $27,000.

Midland National Life
Insurance Company
Separate Account A
Financial Statements
December 31, 2007 and 2006

Midland National Life Insurance Company
Separate Account A
Index
--------------------------------------------------------------------------------


                                                                         Page(s)


Report of Independent Registered Public Accounting Firm........................1


Financial Statements


Statements of Assets and Liabilities, Operations and
Changes in Net Assets.......................................................2-53


Notes to Financial Statements..............................................54-66

PricewaterhouseCoopers LLP
One North Wacker
Chicago, IL 60606
Telephone (312) 298 2000
Facsimile (312) 298 2001
www.pwc.com




                Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholder of
Midland National Life Insurance Company and
Policyholders of the Midland National Life
Insurance Company Separate Account A



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations, changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Midland National Life Insurance Company Separate Account A (which includes the Fidelity Variable Insurance Products Fund I, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the MFS Variable Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the AIM Variable Insurance Funds, the LEVCO Series Trust, the Van Eck Worldwide Insurance Trust, the PIMCO Variable Insurance Trust, the Goldman Sachs Variable Insurance Trust, Neuberger Berman Advisors Management Trust, the Premier VIT, and the ProFunds VP subaccount thereof) at December 31, 2007, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2007, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. Those financial statements and financial highlights are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned as of December 31, 2007 with the custodian, provide a reasonable basis for our opinion.



/s/




April 22, 2008

Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                    Statement of Operations
December 31, 2007                                     Year Ended December 31, 2007

Assets:                                               Investment income:
   Investment in Portfolio,                               Dividend income                         $  9,731,754
     (cost $498,348,157)               $554,416,247       Capital gains distributions               31,091,447
                                                                                                 --------------

Liabilities                                       -                                                 40,823,201
                                      --------------                                             --------------
                                                      Expenses:
Net assets                             $554,416,247       Administrative expense                       121,948
                                      --------------
                                                          Mortality and expense risk                 4,670,290
                                                                                                 --------------
                                                                                                     4,792,238
                                                                                                 --------------
                                                      Net investment income                         36,030,963

                                                      Realized and unrealized gains
                                                       (losses) on investments:
                                                        Net realized gains on investments           28,935,506
                                                        Net unrealized depreciation on
                                                         investments                                (6,464,600)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                 $ 58,501,869
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                      2007           2006

Net assets at beginning of year                                                   $ 484,679,464  $ 417,373,810

Net increase in net assets resulting from operations                                 58,501,869     51,946,684

Capital shares transactions
   Net premiums                                                                      80,862,104     80,027,542
   Transfers of policy loans                                                         (8,628,381)    (5,741,336)
   Transfers of cost of insurance                                                   (30,881,237)   (29,092,487)
   Transfers of surrenders                                                          (26,528,139)   (20,363,349)
   Transfers of death benefits                                                         (887,955)    (1,122,625)
   Transfers of other terminations                                                   (2,868,339)    (7,000,170)
   Interfund and net transfers to general account                                       166,861     (1,348,605)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                      11,234,914     15,358,970
                                                                                  -------------- --------------

Total increase in net assets                                                         69,736,783     67,305,654
                                                                                  -------------- --------------

Net assets at end of year                                                          $554,416,247   $484,679,464
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           2

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Money Market Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $   390,744
     8,561,964 shares (cost $8,561,964)      $ 8,561,964       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                      390,744
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 8,561,964       Administrative expense                           2,114
                                           --------------
                                                               Mortality and expense risk                      68,785
                                                                                                        --------------
                                                                                                               70,899
                                                                                                        --------------
                                                           Net investment income                              319,845

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                      -
                                                             Net unrealized appreciation on
                                                              investments                                           -
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 319,845
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 8,578,456     $  6,105,579

Net increase in net assets resulting from operations                                         319,845          280,953

Capital shares transactions
   Net premiums                                                                             (125,839)       1,839,249
   Transfers of policy loans                                                                 161,358          (72,775)
   Transfers of cost of insurance                                                           (666,337)        (635,737)
   Transfers of surrenders                                                                  (229,977)        (217,121)
   Transfers of death benefits                                                                (1,114)          (8,673)
   Transfers of other terminations                                                           (22,512)      (3,053,254)
   Interfund and net transfers to general account                                            548,084        4,340,235
                                                                                      ---------------   --------------

     Net (decrease) increase in net assets from capital share transactions                  (336,337)       2,191,924
                                                                                      ---------------   --------------

Total (decrease) increase in net assets                                                      (16,492)       2,472,877
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 8,561,964     $  8,578,456
                                                                                      ---------------   --------------

       The accompanying notes are an integral part of these financial statements.

                                           3

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I High Income Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $   554,037
     1,105,021 shares (cost $7,080,919)      $ 6,608,023       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                      554,037
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 6,608,023       Administrative expense                           4,148
                                           --------------
                                                               Mortality and expense risk                      59,945
                                                                                                        --------------
                                                                                                               64,093
                                                                                                        --------------
                                                           Net investment income                              489,944

                                                           Realized and unrealized
                                                            losses on investments:
                                                             Net realized losses on investments               (25,519)
                                                             Net unrealized depreciation on
                                                              investments                                    (349,930)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 114,495
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 6,529,175    $   5,811,792

Net increase in net assets resulting from operations                                         114,495          602,951

Capital shares transactions
   Net premiums                                                                            1,014,786        1,048,237
   Transfers of policy loans                                                                 (74,474)         (60,275)
   Transfers of cost of insurance                                                           (487,528)        (453,774)
   Transfers of surrenders                                                                  (351,443)        (214,021)
   Transfers of death benefits                                                               (15,774)         (42,181)
   Transfers of other terminations                                                           (18,629)         (19,854)
   Interfund and net transfers to general account                                           (102,585)        (143,700)
                                                                                      ---------------   --------------

     Net (decrease) increase in net assets from capital share transactions                   (35,647)         114,432
                                                                                      ---------------   --------------

Total increase in net assets                                                                  78,848          717,383
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 6,608,023     $  6,529,175
                                                                                      ---------------   --------------

       The accompanying notes are an integral part of these financial statements.

                                           4

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Equity-Income Portfolio
----------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $   608,228
     1,338,722 shares (cost $32,709,564)     $ 32,008,838      Capital gains distributions                  2,682,077
                                                                                                        --------------

Liabilities                                             -                                                   3,290,305
                                            --------------                                              --------------
                                                           Expenses:
Net assets                                   $ 32,008,838      Administrative expense                          22,327
                                            --------------
                                                               Mortality and expense risk                     308,558
                                                                                                        --------------
                                                                                                              330,885
                                                                                                        --------------
                                                           Net investment income                            2,959,420

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments              1,688,085
                                                             Net unrealized depreciation on
                                                              investments                                  (4,317,303)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 330,202
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 34,589,744     $ 29,885,303

Net increase in net assets resulting from operations                                         330,202        5,595,085

Capital shares transactions
   Net premiums                                                                            2,958,401        3,157,184
   Transfers of policy loans                                                                (624,748)        (178,550)
   Transfers of cost of insurance                                                         (1,907,272)      (1,859,486)
   Transfers of surrenders                                                                (2,102,311)      (1,829,093)
   Transfers of death benefits                                                               (59,914)        (200,847)
   Transfers of other terminations                                                          (171,245)        (133,016)
   Interfund and net transfers to general account                                         (1,004,019)         153,164
                                                                                       --------------   --------------

     Net decrease in net assets from capital share transactions                           (2,911,108)        (890,644)
                                                                                       --------------   --------------

Total (decrease) increase in net assets                                                   (2,580,906)       4,704,441
                                                                                       --------------   --------------

Net assets at end of year                                                               $ 32,008,838     $ 34,589,744
                                                                                       --------------   --------------

       The accompanying notes are an integral part of these financial statements.

                                           5

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Growth Portfolio
----------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    419,789
     1,219,430 shares (cost $40,074,229)     $ 55,020,668      Capital gains distributions                     45,016
                                                                                                        --------------

Liabilities                                             -                                                     464,805
                                            --------------                                              --------------
                                                           Expenses:
Net assets                                   $ 55,020,668      Administrative expense                          30,561
                                            --------------
                                                               Mortality and expense risk                     454,768
                                                                                                        --------------
                                                                                                              485,329
                                                                                                        --------------
                                                           Net investment loss                                (20,524)

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments              3,224,507
                                                             Net unrealized appreciation on
                                                              investments                                   8,485,094
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                   $ 11,689,077
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 47,125,015     $ 47,945,094

Net increase in net assets resulting from operations                                      11,689,077        2,685,637

Capital shares transactions
   Net premiums                                                                            5,440,768        6,301,064
   Transfers of policy loans                                                                (928,510)        (444,532)
   Transfers of cost of insurance                                                         (3,528,947)      (3,655,505)
   Transfers of surrenders                                                                (3,438,329)      (3,078,521)
   Transfers of death benefits                                                               (99,574)        (228,321)
   Transfers of other terminations                                                          (286,103)        (289,739)
   Interfund and net transfers to general account                                           (952,729)      (2,110,162)
                                                                                       --------------   --------------

     Net decrease in net assets from capital share transactions                           (3,793,424)      (3,505,716)
                                                                                       --------------   --------------

Total increase (decrease) in net assets                                                    7,895,653         (820,079)
                                                                                       --------------   --------------

Net assets at end of year                                                               $ 55,020,668    $  47,125,015
                                                                                       --------------   --------------

       The accompanying notes are an integral part of these financial statements.

                                           6

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Overseas Portfolio
----------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    642,371
     809,715 shares (cost $16,633,997)       $ 20,501,977      Capital gains distributions                  1,218,790
                                                                                                        --------------

Liabilities                                             -                                                   1,861,161
                                            --------------                                              --------------
                                                           Expenses:
Net assets                                   $ 20,501,977      Administrative expense                           8,836
                                            --------------
                                                               Mortality and expense risk                     174,033
                                                                                                        --------------
                                                                                                              182,869
                                                                                                        --------------
                                                           Net investment income                            1,678,292

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments              1,777,909
                                                             Net unrealized depreciation on
                                                              investments                                    (575,736)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 2,880,465
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 17,527,874    $  13,703,972

Net increase in net assets resulting from operations                                       2,880,465        2,437,171

Capital shares transactions
   Net premiums                                                                            3,061,504        2,817,543
   Transfers of policy loans                                                                (297,605)        (168,650)
   Transfers of cost of insurance                                                           (944,899)        (831,981)
   Transfers of surrenders                                                                  (876,693)        (790,128)
   Transfers of death benefits                                                               (23,810)         (29,515)
   Transfers of other terminations                                                           (76,582)         (62,683)
   Interfund and net transfers to general account                                           (748,277)         452,145
                                                                                       --------------   --------------

     Net increase in net assets from capital share transactions                               93,638        1,386,731
                                                                                       --------------   --------------

Total increase in net assets                                                               2,974,103        3,823,902
                                                                                       --------------   --------------

Net assets at end of year                                                               $ 20,501,977    $  17,527,874
                                                                                       --------------   --------------

       The accompanying notes are an integral part of these financial statements.

                                           7

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Mid Cap Portfolio
----------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    217,978
     693,736 shares (cost $22,691,130)       $ 25,085,489      Capital gains distributions                  2,081,831
                                                                                                        --------------

Liabilities                                             -                                                   2,299,809
                                            --------------                                              --------------
                                                           Expenses:
Net assets                                   $ 25,085,489      Administrative expense                           1,365
                                            --------------
                                                               Mortality and expense risk                     212,131
                                                                                                        --------------
                                                                                                              213,496
                                                                                                        --------------
                                                           Net investment income                            2,086,313

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments              1,205,222
                                                             Net unrealized depreciation on
                                                              investments                                     (55,370)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 3,236,165
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 21,746,629    $  19,713,470

Net increase in net assets resulting from operations                                       3,236,165        2,316,240

Capital shares transactions
   Net premiums                                                                            3,422,229        3,729,649
   Transfers of policy loans                                                                (296,359)        (306,582)
   Transfers of cost of insurance                                                         (1,096,583)      (1,025,853)
   Transfers of surrenders                                                                (1,170,278)        (704,408)
   Transfers of death benefits                                                               (63,895)         (47,951)
   Transfers of other terminations                                                          (183,936)        (373,767)
   Interfund and net transfers to general account                                           (508,483)      (1,554,169)
                                                                                       --------------   --------------

     Net increase (decrease) in net assets from capital share transactions                   102,695         (283,081)
                                                                                       --------------   --------------

Total increase in net assets                                                               3,338,860        2,033,159
                                                                                       --------------   --------------

Net assets at end of year                                                               $ 25,085,489    $  21,746,629
                                                                                       --------------   --------------

       The accompanying notes are an integral part of these financial statements.

                                           8

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $   490,626
     492,711 shares (cost $7,200,109)        $ 8,164,214       Capital gains distributions                    226,492
                                                                                                        --------------

Liabilities                                            -                                                      717,118
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 8,164,214       Administrative expense                           8,717
                                           --------------
                                                               Mortality and expense risk                      72,870
                                                                                                        --------------
                                                                                                               81,587
                                                                                                        --------------
                                                           Net investment income                              635,531

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                335,659
                                                             Net unrealized appreciation on
                                                              investments                                     116,048
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 1,087,238
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 7,998,925     $  8,036,130

Net increase in net assets resulting from operations                                       1,087,238          479,607

Capital shares transactions
   Net premiums                                                                              737,588          836,301
   Transfers of policy loans                                                                (244,618)         (99,156)
   Transfers of cost of insurance                                                           (570,337)        (582,994)
   Transfers of surrenders                                                                  (525,568)        (389,926)
   Transfers of death benefits                                                               (25,020)         (33,720)
   Transfers of other terminations                                                           (58,386)         (37,786)
   Interfund and net transfers to general account                                           (235,608)        (209,531)
                                                                                      ---------------   --------------

     Net decrease in net assets from capital share transactions                             (921,949)        (516,812)
                                                                                      ---------------   --------------

Total increase (decrease) in net assets                                                      165,289          (37,205)
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 8,164,214     $  7,998,925
                                                                                      ---------------   --------------

       The accompanying notes are an integral part of these financial statements.

                                           9

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio
----------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    416,837
     823,068 shares (cost $10,382,879)       $ 10,502,350      Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                             -                                                     416,837
                                            --------------                                              --------------
                                                           Expenses:
Net assets                                   $ 10,502,350      Administrative expense                           2,135
                                            --------------
                                                               Mortality and expense risk                      84,989
                                                                                                        --------------
                                                                                                               87,124
                                                                                                        --------------
                                                           Net investment income                              329,713

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized losses on investments               (81,165)
                                                             Net unrealized appreciation on
                                                              investments                                      98,480
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 347,028
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 9,801,407     $  9,999,369

Net increase in net assets resulting from operations                                         347,028          347,074

Capital shares transactions
   Net premiums                                                                            1,548,550        1,880,636
   Transfers of policy loans                                                                (238,869)         (60,567)
   Transfers of cost of insurance                                                           (688,852)        (696,108)
   Transfers of surrenders                                                                  (262,564)        (217,621)
   Transfers of death benefits                                                               (17,997)          (4,968)
   Transfers of other terminations                                                           (42,855)        (175,763)
   Interfund and net transfers to general account                                             56,502       (1,270,645)
                                                                                       --------------   --------------

     Net increase (decrease) in net assets from capital share transactions                   353,915         (545,036)
                                                                                       --------------   --------------

Total increase (decrease) in net assets                                                      700,943         (197,962)
                                                                                       --------------   --------------

Net assets at end of year                                                               $ 10,502,350     $  9,801,407
                                                                                       --------------   --------------

       The accompanying notes are an integral part of these financial statements.

                                           10

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Index 500 Portfolio
----------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                          $   2,311,317
     392,005 shares (cost $56,664,503)       $ 64,296,635      Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                             -                                                   2,311,317
                                            --------------                                              --------------
                                                           Expenses:
Net assets                                   $ 64,296,635      Administrative expense                          10,902
                                            --------------
                                                               Mortality and expense risk                     565,022
                                                                                                        --------------
                                                                                                              575,924
                                                                                                        --------------
                                                           Net investment income                            1,735,393

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments              3,479,834
                                                             Net unrealized depreciation on
                                                              investments                                  (2,397,589)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 2,817,638
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 61,924,179     $ 53,675,538

Net increase in net assets resulting from operations                                       2,817,638        7,892,306

Capital shares transactions
   Net premiums                                                                            9,324,640       10,096,395
   Transfers of policy loans                                                              (1,476,405)      (1,084,947)
   Transfers of cost of insurance                                                         (4,093,248)      (3,983,819)
   Transfers of surrenders                                                                (3,348,967)      (2,608,548)
   Transfers of death benefits                                                               (81,472)        (104,033)
   Transfers of other terminations                                                          (309,122)        (245,226)
   Interfund and net transfers to general account                                           (460,608)      (1,713,487)
                                                                                       --------------   --------------

     Net (decrease) increase in net assets from capital share transactions                  (445,182)         356,335
                                                                                       --------------   --------------

Total increase in net assets                                                               2,372,456        8,248,641
                                                                                       --------------   --------------

Net assets at end of year                                                               $ 64,296,635    $  61,924,179
                                                                                       --------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           11

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Contrafund Portfolio
----------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $   538,488
     2,148,351 shares (cost $61,671,333)     $ 59,938,983      Capital gains distributions                 14,371,156
                                                                                                        --------------

Liabilities                                             -                                                  14,909,644
                                            --------------                                              --------------
                                                           Expenses:
Net assets                                   $ 59,938,983      Administrative expense                          14,793
                                            --------------
                                                               Mortality and expense risk                     499,402
                                                                                                        --------------
                                                                                                              514,195
                                                                                                        --------------
                                                           Net investment income                           14,395,449

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments              4,294,269
                                                             Net unrealized depreciation on
                                                              investments                                 (10,059,343)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 8,630,375
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 52,594,822    $  47,391,065

Net increase in net assets resulting from operations                                       8,630,375        5,158,991

Capital shares transactions
   Net premiums                                                                            6,783,989        7,038,064
   Transfers of policy loans                                                                (718,343)        (528,184)
   Transfers of cost of insurance                                                         (2,871,502)      (2,741,188)
   Transfers of surrenders                                                                (3,502,139)      (2,671,524)
   Transfers of death benefits                                                              (102,173)         (93,878)
   Transfers of other terminations                                                          (304,892)        (486,832)
   Interfund and net transfers to general account                                           (571,154)        (471,692)
                                                                                       --------------   --------------

     Net (decrease) increase in net assets from capital share transactions                (1,286,214)          44,766
                                                                                       --------------   --------------

Total increase in net assets                                                               7,344,161        5,203,757
                                                                                       --------------   --------------

Net assets at end of year                                                               $ 59,938,983     $ 52,594,822
                                                                                       --------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           12

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    213,209
     341,195 shares (cost $4,370,145)        $ 5,291,927       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                      213,209
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 5,291,927       Administrative expense                           2,392
                                           --------------
                                                               Mortality and expense risk                      45,010
                                                                                                        --------------
                                                                                                               47,402
                                                                                                        --------------
                                                           Net investment income                              165,807

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                320,852
                                                             Net unrealized appreciation on
                                                              investments                                     344,560
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 831,219
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 4,818,192     $  4,914,827

Net increase in net assets resulting from operations                                         831,219          281,758

Capital shares transactions
   Net premiums                                                                              502,574          637,799
   Transfers of policy loans                                                                 (98,979)         (70,676)
   Transfers of cost of insurance                                                           (339,814)        (372,253)
   Transfers of surrenders                                                                  (366,696)        (382,078)
   Transfers of death benefits                                                                (5,100)         (23,854)
   Transfers of other terminations                                                           (22,996)         (31,067)
   Interfund and net transfers to general account                                            (26,473)        (136,264)
                                                                                      ---------------   --------------

     Net decrease in net assets from capital share transactions                             (357,484)        (378,393)
                                                                                      ---------------   --------------

Total increase (decrease) in net assets                                                      473,735          (96,635)
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 5,291,927    $   4,818,192
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           13

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Balanced Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    165,302
     318,457 shares (cost $4,617,713)        $ 5,041,173       Capital gains distributions                    189,382
                                                                                                        --------------

Liabilities                                            -                                                      354,684
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 5,041,173       Administrative expense                             186
                                           --------------
                                                               Mortality and expense risk                      44,420
                                                                                                        --------------
                                                                                                               44,606
                                                                                                        --------------
                                                           Net investment income                              310,078

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                142,524
                                                             Net unrealized depreciation on
                                                              investments                                     (68,003)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 384,599
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 4,752,048     $  4,183,466

Net increase in net assets resulting from operations                                         384,599          454,295

Capital shares transactions
   Net premiums                                                                              637,463          731,602
   Transfers of policy loans                                                                 (65,325)         (51,002)
   Transfers of cost of insurance                                                           (357,327)        (358,635)
   Transfers of surrenders                                                                  (233,810)        (194,915)
   Transfers of death benefits                                                               (11,586)          (6,840)
   Transfers of other terminations                                                           (49,369)         (14,466)
   Interfund and net transfers to general account                                            (15,520)           8,543
                                                                                      ---------------   --------------

     Net (decrease) increase in net assets from capital share transactions                   (95,474)         114,287
                                                                                      ---------------   --------------

Total increase in net assets                                                                 289,125          568,582
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 5,041,173     $  4,752,048
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           14

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth & Income Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    202,119
     667,295 shares (cost $9,876,256)       $ 11,350,680       Capital gains distributions                    431,966
                                                                                                        --------------

Liabilities                                            -                                                      634,085
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 11,350,680       Administrative expense                             774
                                           --------------
                                                               Mortality and expense risk                     100,677
                                                                                                        --------------
                                                                                                              101,451
                                                                                                        --------------
                                                           Net investment income                              532,634

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                761,057
                                                             Net unrealized depreciation on
                                                              investments                                    (108,435)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 1,185,256
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 10,184,116     $  8,188,594

Net increase in net assets resulting from operations                                       1,185,256        1,065,849

Capital shares transactions
   Net premiums                                                                            1,904,424        1,696,325
   Transfers of policy loans                                                                (105,952)         (99,163)
   Transfers of cost of insurance                                                           (775,966)        (665,544)
   Transfers of surrenders                                                                  (707,112)        (468,898)
   Transfers of death benefits                                                               (20,114)         (23,515)
   Transfers of other terminations                                                           (54,233)         (51,283)
   Interfund and net transfers to general account                                           (259,739)         541,751
                                                                                      ---------------   --------------

     Net (decrease) increase in net assets from capital share transactions                   (18,692)         929,673
                                                                                      ---------------   --------------

Total increase in net assets                                                               1,166,564        1,995,522
                                                                                      ---------------   --------------

Net assets at end of year                                                               $ 11,350,680    $   10,184,116
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           15

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     481,961 shares (cost $7,979,138)       $ 10,781,475       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                            -
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 10,781,475       Administrative expense                             756
                                           --------------
                                                               Mortality and expense risk                      90,434
                                                                                                        --------------
                                                                                                               91,190
                                                                                                        --------------
                                                           Net investment loss                                (91,190)

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                869,396
                                                             Net unrealized appreciation on
                                                              investments                                   1,234,051
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 2,012,257
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 9,343,810     $  9,422,551

Net increase in net assets resulting from operations                                       2,012,257          394,072

Capital shares transactions
   Net premiums                                                                            1,203,654        1,358,947
   Transfers of policy loans                                                                (134,322)        (155,454)
   Transfers of cost of insurance                                                           (724,942)        (742,183)
   Transfers of surrenders                                                                  (683,196)        (577,597)
   Transfers of death benefits                                                               (12,273)         (18,379)
   Transfers of other terminations                                                           (78,097)         (91,524)
   Interfund and net transfers to general account                                           (145,416)        (246,623)
                                                                                      ---------------   --------------

     Net decrease in net assets from capital share transactions                             (574,592)        (472,813)
                                                                                      ---------------   --------------

Total increase (decrease) in net assets                                                    1,437,665          (78,741)
                                                                                      ---------------   --------------

Net assets at end of year                                                               $ 10,781,475     $  9,343,810
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           16

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Balanced Fund
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $    73,625
     496,109 shares (cost $3,583,435)        $ 3,636,481       Capital gains distributions                    179,257
                                                                                                        --------------

Liabilities                                            -                                                      252,882
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 3,636,481       Administrative expense                             108
                                           --------------
                                                               Mortality and expense risk                      32,449
                                                                                                        --------------
                                                                                                               32,557
                                                                                                        --------------
                                                           Net investment income                              220,325

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                 16,136
                                                             Net unrealized depreciation on
                                                              investments                                     (95,510)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 140,951
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 3,297,904     $  2,721,054

Net increase in net assets resulting from operations                                         140,951          286,706

Capital shares transactions
   Net premiums                                                                              720,796          627,045
   Transfers of policy loans                                                                 (37,797)         (22,162)
   Transfers of cost of insurance                                                           (232,979)        (221,594)
   Transfers of surrenders                                                                  (135,492)         (97,609)
   Transfers of death benefits                                                               (11,985)            (946)
   Transfers of other terminations                                                           (23,240)        (244,927)
   Interfund and net transfers to general account                                            (81,677)         250,337
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                              197,626          290,144
                                                                                      ---------------   --------------

Total increase in net assets                                                                 338,577          576,850
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 3,636,481     $  3,297,904
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           17

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Capital Appreciation Fund
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     542,547 shares (cost $5,317,528)        $ 8,669,898       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                            -
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 8,669,898       Administrative expense                             386
                                           --------------
                                                               Mortality and expense risk                      60,929
                                                                                                        --------------
                                                                                                               61,315
                                                                                                        --------------
                                                           Net investment loss                                (61,315)

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                681,163
                                                             Net unrealized appreciation on
                                                              investments                                   1,911,993
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 2,531,841
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 5,516,568     $  4,745,135

Net increase in net assets resulting from operations                                       2,531,841          764,302

Capital shares transactions
   Net premiums                                                                              751,957          731,349
   Transfers of policy loans                                                                (188,714)         (66,742)
   Transfers of cost of insurance                                                           (349,471)        (298,119)
   Transfers of surrenders                                                                  (375,104)        (307,362)
   Transfers of death benefits                                                                (8,163)          (5,660)
   Transfers of other terminations                                                           (26,851)         (24,990)
   Interfund and net transfers to general account                                            817,835          (21,345)
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                              621,489            7,131
                                                                                      ---------------   --------------

Total increase in net assets                                                               3,153,330          771,433
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 8,669,898     $  5,516,568
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           18

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. International Fund
----------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    155,953
     2,248,736 shares (cost $20,277,339)     $ 26,670,007      Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                             -                                                     155,953
                                            --------------                                              --------------
                                                           Expenses:
Net assets                                   $ 26,670,007      Administrative expense                           1,952
                                            --------------
                                                               Mortality and expense risk                     220,645
                                                                                                        --------------
                                                                                                              222,597
                                                                                                        --------------
                                                           Net investment loss                                (66,644)

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments              2,247,020
                                                             Net unrealized appreciation on
                                                              investments                                   1,602,246
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 3,782,622
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 21,164,022    $  14,404,355

Net increase in net assets resulting from operations                                       3,782,622        3,819,090

Capital shares transactions
   Net premiums                                                                            5,128,023        4,377,812
   Transfers of policy loans                                                                (239,203)        (197,182)
   Transfers of cost of insurance                                                         (1,317,823)      (1,127,712)
   Transfers of surrenders                                                                (1,162,119)        (784,362)
   Transfers of death benefits                                                               (16,570)         (29,838)
   Transfers of other terminations                                                          (127,234)        (250,351)
   Interfund and net transfers to general account                                           (541,711)         952,210
                                                                                       --------------   --------------

     Net increase in net assets from capital share transactions                            1,723,363        2,940,577
                                                                                       --------------   --------------

Total increase in net assets                                                               5,505,985        6,759,667
                                                                                       --------------   --------------

Net assets at end of year                                                               $ 26,670,007    $  21,164,022
                                                                                       --------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           19

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Value Fund
----------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $   332,758
     2,855,729 shares (cost $22,741,321)     $ 21,332,296      Capital gains distributions                  1,725,580
                                                                                                        --------------

Liabilities                                             -                                                   2,058,338
                                            --------------                                              --------------
                                                           Expenses:
Net assets                                   $ 21,332,296      Administrative expense                           1,538
                                            --------------
                                                               Mortality and expense risk                     199,395
                                                                                                        --------------
                                                                                                              200,933
                                                                                                        --------------
                                                           Net investment income                            1,857,405

                                                           Realized and unrealized losses
                                                            on investments:
                                                             Net realized losses on investments               (37,461)
                                                             Net unrealized depreciation on
                                                              investments                                  (3,208,769)
                                                                                                        --------------

                                                           Net decrease in net assets resulting from
                                                            operations                                   $ (1,388,825)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 20,610,685    $  15,382,309

Net (decrease) increase in net assets resulting from operations                           (1,388,825)       2,994,995

Capital shares transactions
   Net premiums                                                                            5,034,176        4,233,420
   Transfers of policy loans                                                                (263,359)        (198,513)
   Transfers of cost of insurance                                                         (1,314,516)      (1,139,394)
   Transfers of surrenders                                                                  (840,323)        (536,931)
   Transfers of death benefits                                                               (18,150)         (20,162)
   Transfers of other terminations                                                          (102,259)        (214,641)
   Interfund and net transfers to general account                                           (385,133)         109,602
                                                                                       --------------   --------------

     Net increase in net assets from capital share transactions                            2,110,436        2,233,381
                                                                                       --------------   --------------

Total increase in net assets                                                                 721,611        5,228,376
                                                                                       --------------   --------------

Net assets at end of year                                                               $ 21,332,296    $  20,610,685
                                                                                       --------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           20

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Income & Growth Fund
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $    58,609
     358,559 shares (cost $2,723,041)        $ 3,033,407       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                       58,609
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 3,033,407       Administrative expense                              92
                                           --------------
                                                               Mortality and expense risk                      28,622
                                                                                                        --------------
                                                                                                               28,714
                                                                                                        --------------
                                                           Net investment income                               29,895

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                224,093
                                                             Net unrealized depreciation on
                                                              investments                                    (277,333)
                                                                                                        --------------

                                                           Net decrease in net assets resulting from
                                                            operations                                      $ (23,345)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 3,316,030     $  2,770,134

Net (decrease) increase in net assets resulting from operations                              (23,345)         434,187

Capital shares transactions
   Net premiums                                                                              384,051          448,743
   Transfers of policy loans                                                                 (79,052)         (55,090)
   Transfers of cost of insurance                                                           (186,260)        (188,076)
   Transfers of surrenders                                                                  (147,485)        (199,233)
   Transfers of death benefits                                                                (1,667)               -
   Transfers of other terminations                                                           (23,832)         (11,099)
   Interfund and net transfers to general account                                           (205,033)         116,464
                                                                                      ---------------   --------------

     Net (decrease) increase in net assets from capital share transactions                  (259,278)         111,709
                                                                                      ---------------   --------------

Total (decrease) increase in net assets                                                     (282,623)         545,896
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 3,033,407     $  3,316,030
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           21

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Emerging Growth Series
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     528,433 shares (cost $9,696,093)       $ 13,216,107       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                            -
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 13,216,107       Administrative expense                             682
                                           --------------
                                                               Mortality and expense risk                     109,904
                                                                                                        --------------
                                                                                                              110,586
                                                                                                        --------------
                                                           Net investment loss                               (110,586)

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                908,456
                                                             Net unrealized appreciation on
                                                              investments                                   1,462,201
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 2,260,071
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 11,600,497    $  11,576,518

Net increase in net assets resulting from operations                                       2,260,071          766,727

Capital shares transactions
   Net premiums                                                                            1,615,838        1,912,803
   Transfers of policy loans                                                                (299,078)        (202,749)
   Transfers of cost of insurance                                                           (836,146)        (884,873)
   Transfers of surrenders                                                                  (663,947)        (947,530)
   Transfers of death benefits                                                               (22,934)         (18,586)
   Transfers of other terminations                                                           (84,257)        (107,964)
   Interfund and net transfers to general account                                           (353,937)        (493,849)
                                                                                      ---------------   --------------

     Net decrease in net assets from capital share transactions                             (644,461)        (742,748)
                                                                                      ---------------   --------------

Total increase in net assets                                                               1,615,610           23,979
                                                                                      ---------------   --------------

Net assets at end of year                                                               $ 13,216,107    $  11,600,497
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           22

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Investors Trust Series
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $    16,446
     84,214 shares (cost $1,579,841)         $ 1,980,718       Capital gains distributions                     16,680
                                                                                                        --------------

Liabilities                                            -                                                       33,126
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 1,980,718       Administrative expense                              17
                                           --------------
                                                               Mortality and expense risk                      17,833
                                                                                                        --------------
                                                                                                               17,850
                                                                                                        --------------
                                                           Net investment income                               15,276

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                153,586
                                                             Net unrealized appreciation on
                                                              investments                                       7,555
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 176,417
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 1,931,782    $   1,741,627

Net increase in net assets resulting from operations                                         176,417          206,381

Capital shares transactions
   Net premiums                                                                              242,767          303,321
   Transfers of policy loans                                                                 (47,780)         (13,088)
   Transfers of cost of insurance                                                           (137,406)        (136,442)
   Transfers of surrenders                                                                  (132,278)        (128,944)
   Transfers of death benefits                                                                  (304)          (3,925)
   Transfers of other terminations                                                           (16,394)         (11,827)
   Interfund and net transfers to general account                                            (36,086)         (25,321)
                                                                                      ---------------   --------------

     Net decrease in net assets from capital share transactions                             (127,481)         (16,226)
                                                                                      ---------------   --------------

Total increase in net assets                                                                  48,936          190,155
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 1,980,718    $   1,931,782
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           23

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust New Discovery Series
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     411,385 shares (cost $6,327,339)        $ 6,841,325       Capital gains distributions                    511,388
                                                                                                        --------------

Liabilities                                            -                                                      511,388
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 6,841,325       Administrative expense                             481
                                           --------------
                                                               Mortality and expense risk                      65,541
                                                                                                        --------------
                                                                                                               66,022
                                                                                                        --------------
                                                           Net investment income                              445,366

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                320,600
                                                             Net unrealized depreciation on
                                                              investments                                    (636,610)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 129,356
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 7,112,418     $  6,696,977

Net increase in net assets resulting from operations                                         129,356          782,569

Capital shares transactions
   Net premiums                                                                              904,722        1,097,571
   Transfers of policy loans                                                                (179,806)        (141,241)
   Transfers of cost of insurance                                                           (436,295)        (442,044)
   Transfers of surrenders                                                                  (330,638)        (396,415)
   Transfers of death benefits                                                               (11,099)         (10,694)
   Transfers of other terminations                                                           (49,347)         (25,915)
   Interfund and net transfers to general account                                           (297,986)        (448,390)
                                                                                      ---------------   --------------

     Net decrease in net assets from capital share transactions                             (400,449)        (367,128)
                                                                                      ---------------   --------------

Total (decrease) increase in net assets                                                     (271,093)         415,441
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 6,841,325    $   7,112,418
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           24

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Research Series
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $    38,884
     284,008 shares (cost $4,510,365)        $ 5,759,688       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                       38,884
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 5,759,688       Administrative expense                             147
                                           --------------
                                                               Mortality and expense risk                      50,692
                                                                                                        --------------
                                                                                                               50,839
                                                                                                        --------------
                                                           Net investment loss                                (11,955)

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                427,616
                                                             Net unrealized appreciation on
                                                              investments                                     231,992
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 647,653
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 5,420,357     $  5,018,980

Net increase in net assets resulting from operations                                         647,653          474,762

Capital shares transactions
   Net premiums                                                                              728,103          856,595
   Transfers of policy loans                                                                (118,177)         (62,146)
   Transfers of cost of insurance                                                           (352,489)        (367,850)
   Transfers of surrenders                                                                  (365,578)        (288,899)
   Transfers of death benefits                                                               (20,517)         (10,616)
   Transfers of other terminations                                                           (38,122)         (19,382)
   Interfund and net transfers to general account                                           (141,542)        (181,087)
                                                                                      ---------------   --------------

     Net decrease in net assets from capital share transactions                             (308,322)         (73,385)
                                                                                      ---------------   --------------

Total increase in net assets                                                                 339,331          401,377
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 5,759,688     $  5,420,357
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           25

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Total Return Series
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     275 shares (cost $5,920)                    $ 5,959       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                            -
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                       $ 5,959       Administrative expense                               -
                                           --------------
                                                               Mortality and expense risk                          14
                                                                                                        --------------
                                                                                                                   14
                                                                                                        --------------
                                                           Net investment loss                                    (14)

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                      4
                                                             Net unrealized appreciation on
                                                              investments                                          39
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                           $ 29
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                                  $ -       $        -

Net increase in net assets resulting from operations                                              29                -

Capital shares transactions
   Net premiums                                                                                6,092                -
   Transfers of policy loans                                                                       -                -
   Transfers of cost of insurance                                                               (162)               -
   Transfers of surrenders                                                                         -                -
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                                 -                -
   Interfund and net transfers to general account                                                  -                -
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                                5,930                -
                                                                                      ---------------   --------------

Total increase in net assets                                                                   5,959                -
                                                                                      ---------------   --------------

Net assets at end of year                                                                    $ 5,959       $        -
                                                                                      ---------------   --------------


       The accompanying notes are an integral part of these financial statements.

                                       26

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Utilities Series
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     19,125 shares (cost $631,262)             $ 659,438       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                            -
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                     $ 659,438       Administrative expense                              11
                                           --------------
                                                               Mortality and expense risk                       1,228
                                                                                                        --------------
                                                                                                                1,239
                                                                                                        --------------
                                                           Net investment income                               (1,239)

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                    684
                                                             Net unrealized appreciation on
                                                              investments                                      28,177
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                       $ 27,622
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                                  $ -       $        -

Net increase in net assets resulting from operations                                          27,622                -

Capital shares transactions
   Net premiums                                                                               66,928                -
   Transfers of policy loans                                                                  (3,375)               -
   Transfers of cost of insurance                                                             (7,990)               -
   Transfers of surrenders                                                                         -                -
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                            (1,118)               -
   Interfund and net transfers to general account                                            577,371                -
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                              631,816                -
                                                                                      ---------------   --------------

Total increase in net assets                                                                 659,438                -
                                                                                      ---------------   --------------

Net assets at end of year                                                                  $ 659,438       $        -
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                       27

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. Growth and Income Portfolio
----------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    177,658
     510,229 shares (cost $14,175,655)       $ 14,240,492      Capital gains distributions                    979,684
                                                                                                        --------------

Liabilities                                             -                                                   1,157,342
                                            --------------                                              --------------
                                                           Expenses:
Net assets                                   $ 14,240,492      Administrative expense                             488
                                            --------------
                                                               Mortality and expense risk                     126,826
                                                                                                        --------------
                                                                                                              127,314
                                                                                                        --------------
                                                           Net investment income                            1,030,028

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                636,308
                                                             Net unrealized depreciation on
                                                              investments                                  (1,310,913)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 355,423
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 14,247,013    $  11,373,221

Net increase in net assets resulting from operations                                         355,423        1,907,879

Capital shares transactions
   Net premiums                                                                            2,137,374        2,451,348
   Transfers of policy loans                                                                (429,244)        (151,075)
   Transfers of cost of insurance                                                           (827,043)        (807,339)
   Transfers of surrenders                                                                  (667,407)        (417,356)
   Transfers of death benefits                                                               (31,644)         (19,812)
   Transfers of other terminations                                                           (72,848)         (57,788)
   Interfund and net transfers to general account                                           (471,132)         (32,065)
                                                                                       --------------   --------------

     Net (decrease) increase in net assets from capital share transactions                  (361,944)         965,913
                                                                                       --------------   --------------

Total (decrease) increase in net assets                                                       (6,521)       2,873,792
                                                                                       --------------   --------------

Net assets at end of year                                                               $ 14,240,492    $  14,247,013
                                                                                       --------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           28

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
----------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                        Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $    89,445
     1,038,288 shares (cost $22,293,149)     $ 19,623,648      Capital gains distributions                  2,629,432
                                                                                                        --------------

Liabilities                                             -                                                   2,718,877
                                            --------------                                              --------------
                                                           Expenses:
Net assets                                   $ 19,623,648      Administrative expense                           1,456
                                            --------------
                                                               Mortality and expense risk                     180,811
                                                                                                        --------------
                                                                                                              182,267
                                                                                                        --------------
                                                           Net investment income                            2,536,610

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                849,260
                                                             Net unrealized depreciation on
                                                              investments                                  (3,525,387)
                                                                                                        --------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $ (139,517)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 18,531,601    $  16,637,131

Net (decrease) increase in net assets resulting from operations                             (139,517)       1,866,037

Capital shares transactions
   Net premiums                                                                            4,011,557        3,598,272
   Transfers of policy loans                                                                (352,587)        (197,165)
   Transfers of cost of insurance                                                         (1,100,897)      (1,017,863)
   Transfers of surrenders                                                                  (950,655)        (526,525)
   Transfers of death benefits                                                               (30,555)         (34,309)
   Transfers of other terminations                                                          (161,265)        (120,049)
   Interfund and net transfers to general account                                           (184,034)      (1,673,928)
                                                                                       --------------   --------------

     Net increase in net assets from capital share transactions                            1,231,564           28,433
                                                                                       --------------   --------------

Total increase in net assets                                                               1,092,047        1,894,470
                                                                                       --------------   --------------

Net assets at end of year                                                               $ 19,623,648    $  18,531,601
                                                                                       --------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           29

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. International Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $    73,815
     773,959 shares (cost $8,768,028)        $ 8,381,975       Capital gains distributions                    987,611
                                                                                                        --------------

Liabilities                                            -                                                    1,061,426
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 8,381,975       Administrative expense                             949
                                           --------------
                                                               Mortality and expense risk                      76,157
                                                                                                        --------------
                                                                                                               77,106
                                                                                                        --------------
                                                           Net investment income                              984,320

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                580,796
                                                             Net unrealized depreciation on
                                                              investments                                  (1,276,473)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 288,643
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 7,649,418     $  4,732,183

Net increase in net assets resulting from operations                                         288,643        1,491,158

Capital shares transactions
   Net premiums                                                                            1,383,599          941,252
   Transfers of policy loans                                                                 (73,263)         (22,294)
   Transfers of cost of insurance                                                           (320,353)        (204,329)
   Transfers of surrenders                                                                  (295,496)        (101,888)
   Transfers of death benefits                                                                (2,850)            (225)
   Transfers of other terminations                                                           (37,047)         (12,141)
   Interfund and net transfers to general account                                           (210,676)         825,702
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                              443,914        1,426,077
                                                                                      ---------------   --------------

Total increase in net assets                                                                 732,557        2,917,235
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 8,381,975     $  7,649,418
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           30

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. America Value Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $      1,173
     2,808 shares (cost $43,927)                $ 41,530       Capital gains distributions                      1,238
                                                                                                        --------------

Liabilities                                            -                                                        2,411
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                      $ 41,530       Administrative expense                               -
                                           --------------
                                                               Mortality and expense risk                         119
                                                                                                        --------------
                                                                                                                  119
                                                                                                        --------------
                                                           Net investment income                                2,292

                                                           Realized and unrealized losses
                                                            on investments:
                                                             Net realized losses on investments                    (7)
                                                             Net unrealized depreciation on
                                                              investments                                      (2,397)
                                                                                                        --------------

                                                           Net decrease in net assets resulting from
                                                            operations                                         $ (112)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                                  $ -       $        -

Net decrease in net assets resulting from operations                                            (112)               -

Capital shares transactions
   Net premiums                                                                               16,295                -
   Transfers of policy loans                                                                       -                -
   Transfers of cost of insurance                                                               (352)               -
   Transfers of surrenders                                                                         -                -
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                                 -                -
   Interfund and net transfers to general account                                             25,699                -
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                               41,642                -
                                                                                      ---------------   --------------

Total increase in net assets                                                                  41,530                -
                                                                                      ---------------   --------------

Net assets at end of year                                                                   $ 41,530       $        -
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           31

Midland National Life Insurance Company
Separate Account A
Alger American Fund Growth Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $    42,475
     297,813 shares (cost $12,079,709)      $ 14,673,255       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                       42,475
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 14,673,255       Administrative expense                             559
                                           --------------
                                                               Mortality and expense risk                     115,874
                                                                                                        --------------
                                                                                                              116,433
                                                                                                        --------------
                                                           Net investment loss                                (73,958)

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                669,235
                                                             Net unrealized appreciation on
                                                              investments                                   1,566,961
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 2,162,238
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                         $ 10,461,666    $   7,928,119

Net increase in net assets resulting from operations                                       2,162,238          436,364

Capital shares transactions
   Net premiums                                                                            3,341,108        2,795,922
   Transfers of policy loans                                                                (142,065)        (126,336)
   Transfers of cost of insurance                                                           (743,650)        (617,161)
   Transfers of surrenders                                                                  (354,987)        (176,146)
   Transfers of death benefits                                                               (46,732)         (12,604)
   Transfers of other terminations                                                           (49,156)         (81,140)
   Interfund and net transfers to general account                                             44,833          314,648
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                            2,049,351        2,097,183
                                                                                      ---------------   --------------

Total increase in net assets                                                               4,211,589        2,533,547
                                                                                      ---------------   --------------

Net assets at end of year                                                               $ 14,673,255    $  10,461,666
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           32


Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     482,176 shares (cost $9,936,098)       $ 11,389,000       Capital gains distributions                  1,290,040
                                                                                                        --------------

Liabilities                                            -                                                    1,290,040
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 11,389,000       Administrative expense                             376
                                           --------------
                                                               Mortality and expense risk                      88,771
                                                                                                        --------------
                                                                                                               89,147
                                                                                                        --------------
                                                           Net investment income                            1,200,893

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                297,499
                                                             Net unrealized appreciation on
                                                              investments                                   1,142,314
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 2,640,706
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 8,615,830     $  8,153,666

Net increase in net assets resulting from operations                                       2,640,706          699,812

Capital shares transactions
   Net premiums                                                                            1,511,414        1,606,134
   Transfers of policy loans                                                                (153,251)        (120,999)
   Transfers of cost of insurance                                                           (526,270)        (524,988)
   Transfers of surrenders                                                                  (579,436)        (233,733)
   Transfers of death benefits                                                               (15,366)         (28,485)
   Transfers of other terminations                                                           (48,867)         (35,732)
   Interfund and net transfers to general account                                            (55,760)        (899,845)
                                                                                      ---------------   --------------

     Net increase (decrease) in net assets from capital share transactions                   132,464         (237,648)
                                                                                      ---------------   --------------

Total increase in net assets                                                               2,773,170          462,164
                                                                                      ---------------   --------------

Net assets at end of year                                                               $ 11,389,000     $  8,615,830
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           33

Midland National Life Insurance Company
Separate Account A
Alger American Fund Leveraged AllCap Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     215,157 shares (cost $8,497,629)       $ 11,917,522       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                            -
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 11,917,522       Administrative expense                             217
                                           --------------
                                                               Mortality and expense risk                      91,219
                                                                                                        --------------
                                                                                                               91,436
                                                                                                        --------------
                                                           Net investment loss                                (91,436)

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments              1,313,534
                                                             Net unrealized appreciation on
                                                              investments                                   1,601,103
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 2,823,201
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 8,452,271     $  7,075,574

Net increase in net assets resulting from operations                                       2,823,201        1,293,154

Capital shares transactions
   Net premiums                                                                            1,518,625        1,539,485
   Transfers of policy loans                                                                (209,841)        (131,803)
   Transfers of cost of insurance                                                           (508,367)        (451,675)
   Transfers of surrenders                                                                  (562,838)        (342,573)
   Transfers of death benefits                                                               (13,881)         (29,554)
   Transfers of other terminations                                                           (94,715)         (29,136)
   Interfund and net transfers to general account                                            513,067         (471,201)
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                              642,050           83,543
                                                                                      ---------------   --------------

Total increase in net assets                                                               3,465,251        1,376,697
                                                                                      ---------------   --------------

Net assets at end of year                                                               $ 11,917,522     $  8,452,271
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           34

Midland National Life Insurance Company
Separate Account A
Alger American Fund Small Capitalization Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     288,306 shares (cost $7,609,831)        $ 9,606,349       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                            -
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 9,606,349       Administrative expense                             396
                                           --------------
                                                               Mortality and expense risk                      79,966
                                                                                                        --------------
                                                                                                               80,362
                                                                                                        --------------
                                                           Net investment loss                                (80,362)

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                757,916
                                                             Net unrealized appreciation on
                                                              investments                                     686,956
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 1,364,510
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 8,441,665     $  8,206,483

Net increase in net assets resulting from operations                                       1,364,510        1,368,491

Capital shares transactions
   Net premiums                                                                            1,210,833        1,826,945
   Transfers of policy loans                                                                 (73,978)         (96,823)
   Transfers of cost of insurance                                                           (444,042)        (505,566)
   Transfers of surrenders                                                                  (313,698)        (173,750)
   Transfers of death benefits                                                               (37,065)          (3,965)
   Transfers of other terminations                                                           (31,875)         (61,927)
   Interfund and net transfers to general account                                           (510,001)      (2,118,223)
                                                                                      ---------------   --------------

     Net decrease in net assets from capital share transactions                             (199,826)      (1,133,309)
                                                                                      ---------------   --------------

Total increase in net assets                                                               1,164,684          235,182
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 9,606,349     $  8,441,665
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           35

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Financial Services Fund
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $    28,455
     110,338 shares (cost $1,707,303)        $ 1,352,748       Capital gains distributions                    107,421
                                                                                                        --------------

Liabilities                                            -                                                      135,876
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 1,352,748       Administrative expense                             213
                                           --------------
                                                               Mortality and expense risk                      14,427
                                                                                                        --------------
                                                                                                               14,640
                                                                                                        --------------
                                                           Net investment income                              121,236

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                 71,060
                                                             Net unrealized depreciation on
                                                              investments                                    (582,371)
                                                                                                        --------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $ (390,075)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 1,676,905    $   1,245,177

Net (decrease) increase in net assets resulting from operations                             (390,075)         201,894

Capital shares transactions
   Net premiums                                                                              294,168          236,450
   Transfers of policy loans                                                                 (32,717)         (21,569)
   Transfers of cost of insurance                                                           (105,213)         (92,410)
   Transfers of surrenders                                                                   (76,266)         (25,517)
   Transfers of death benefits                                                               (23,415)               -
   Transfers of other terminations                                                            (2,901)         (28,247)
   Interfund and net transfers to general account                                             12,262          161,127
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                               65,918          229,834
                                                                                      ---------------   --------------

Total (decrease) increase in net assets                                                     (324,157)         431,728
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 1,352,748     $  1,676,905
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           36

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Global Health Care Fund
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     73,569 shares (cost $1,546,527)         $ 1,770,058       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                            -
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 1,770,058       Administrative expense                              52
                                           --------------
                                                               Mortality and expense risk                      15,272
                                                                                                        --------------
                                                                                                               15,324
                                                                                                        --------------
                                                           Net investment loss                                (15,324)

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                117,862
                                                             Net unrealized appreciation on
                                                              investments                                      74,178
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 176,716
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 1,692,934     $  1,376,465

Net increase in net assets resulting from operations                                         176,716           68,602

Capital shares transactions
   Net premiums                                                                              238,111          437,010
   Transfers of policy loans                                                                 (27,557)         (38,075)
   Transfers of cost of insurance                                                           (104,164)        (103,967)
   Transfers of surrenders                                                                   (36,948)         (32,500)
   Transfers of death benefits                                                               (16,030)               -
   Transfers of other terminations                                                           (15,844)         (25,750)
   Interfund and net transfers to general account                                           (137,160)          11,149
                                                                                      ---------------   --------------

     Net (decrease) increase in net assets from capital share transactions                   (99,592)         247,867
                                                                                      ---------------   --------------

Total increase in net assets                                                                  77,124          316,469
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 1,770,058     $  1,692,934
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           37

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds International Growth Fund
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $     7,889
     69,389 shares (cost $2,330,627)         $ 2,333,557       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                        7,889
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 2,333,557       Administrative expense                              65
                                           --------------
                                                               Mortality and expense risk                       5,872
                                                                                                        --------------
                                                                                                                5,937
                                                                                                        --------------
                                                           Net investment income                                1,952

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                  6,384
                                                             Net unrealized appreciation on
                                                              investments                                       2,930
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                       $ 11,266
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                                  $ -       $        -

Net increase in net assets resulting from operations                                          11,266                -

Capital shares transactions
   Net premiums                                                                              810,033                -
   Transfers of policy loans                                                                 (11,748)               -
   Transfers of cost of insurance                                                            (28,973)               -
   Transfers of surrenders                                                                    (5,294)               -
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                            (4,553)               -
   Interfund and net transfers to general account                                          1,562,826                -
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                            2,322,291                -
                                                                                      ---------------   --------------

Total increase in net assets                                                               2,333,557                -
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 2,333,557       $        -
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           38


Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     0 shares (cost $0)                              $ -       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                            -
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                           $ -       Administrative expense                               -
                                           --------------
                                                               Mortality and expense risk                           -
                                                                                                        --------------
                                                                                                                    -
                                                                                                        --------------
                                                           Net investment income                                    -

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                      -
                                                             Net unrealized appreciation on
                                                              investments                                           -
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                            $ -
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                                  $ -      $    14,305

Net increase in net assets resulting from operations                                               -              646

Capital shares transactions
   Net premiums                                                                                    -              (16)
   Transfers of policy loans                                                                       -                -
   Transfers of cost of insurance                                                                  -              (48)
   Transfers of surrenders                                                                         -                -
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                                 -                -
   Interfund and net transfers to general account                                                  -          (14,887)
                                                                                      ---------------   --------------

     Net decrease in net assets from capital share transactions                                    -          (14,951)
                                                                                      ---------------   --------------

Total decrease in net assets                                                                       -          (14,305)
                                                                                      ---------------   --------------

Net assets at end of year                                                                        $ -       $        -
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           39

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $     11,515
     346,605 shares (cost $10,984,447)      $ 14,276,656       Capital gains distributions                  1,123,320
                                                                                                        --------------

Liabilities                                            -                                                    1,134,835
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 14,276,656       Administrative expense                             449
                                           --------------
                                                               Mortality and expense risk                      96,597
                                                                                                        --------------
                                                                                                               97,046
                                                                                                        --------------
                                                           Net investment income                            1,037,789

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                807,224
                                                             Net unrealized appreciation on
                                                              investments                                   2,225,474
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                    $ 4,070,487
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 8,136,910     $  5,176,284

Net increase in net assets resulting from operations                                       4,070,487        1,353,054

Capital shares transactions
   Net premiums                                                                            2,008,881        1,661,873
   Transfers of policy loans                                                                (289,258)        (420,725)
   Transfers of cost of insurance                                                           (476,051)        (331,711)
   Transfers of surrenders                                                                  (243,521)        (129,058)
   Transfers of death benefits                                                               (11,808)            (261)
   Transfers of other terminations                                                           (84,415)        (129,798)
   Interfund and net transfers to general account                                          1,165,431          957,252
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                            2,069,259        1,607,572
                                                                                      ---------------   --------------

Total increase in net assets                                                               6,139,746        2,960,626
                                                                                      ---------------   --------------

Net assets at end of year                                                               $ 14,276,656    $   8,136,910
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           40

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $    17,833
     119,185 shares (cost $2,136,059)        $ 2,013,027       Capital gains distributions                    171,807
                                                                                                        --------------

Liabilities                                            -                                                      189,640
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 2,013,027       Administrative expense                             141
                                           --------------
                                                               Mortality and expense risk                      17,950
                                                                                                        --------------
                                                                                                               18,091
                                                                                                        --------------
                                                           Net investment income                              171,549

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                 67,939
                                                             Net unrealized depreciation on
                                                              investments                                    (267,425)
                                                                                                        --------------

                                                           Net decrease in net assets resulting from
                                                            operations                                      $ (27,937)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 1,642,088       $        -

Net (decrease) increase in net assets resulting from operations                              (27,937)         172,884

Capital shares transactions
   Net premiums                                                                              848,486          176,126
   Transfers of policy loans                                                                 (20,220)          (8,261)
   Transfers of cost of insurance                                                           (106,346)         (22,556)
   Transfers of surrenders                                                                   (40,905)          (1,972)
   Transfers of death benefits                                                                  (863)               -
   Transfers of other terminations                                                           (13,640)               -
   Interfund and net transfers to general account                                           (267,636)       1,325,867
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                              398,876        1,469,204
                                                                                      ---------------   --------------

Total increase in net assets                                                                 370,939        1,642,088
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 2,013,027     $  1,642,088
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           41


Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Total Return Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $   565,528
     1,363,634 shares (cost $13,895,043)    $ 14,304,515       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                      565,528
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 14,304,515       Administrative expense                             820
                                           --------------
                                                               Mortality and expense risk                     107,783
                                                                                                        --------------
                                                                                                              108,603
                                                                                                        --------------
                                                           Net investment income                              456,925

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized losses on investments               (75,916)
                                                             Net unrealized appreciation on
                                                              investments                                     579,828
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 960,837
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 9,745,775     $  6,676,613

Net increase in net assets resulting from operations                                         960,837          259,581

Capital shares transactions
   Net premiums                                                                            3,913,941        3,045,254
   Transfers of policy loans                                                                (117,952)         (51,631)
   Transfers of cost of insurance                                                           (814,718)        (616,184)
   Transfers of surrenders                                                                  (310,938)        (145,350)
   Transfers of death benefits                                                                  (699)         (20,204)
   Transfers of other terminations                                                           (47,212)         (45,539)
   Interfund and net transfers to general account                                            975,481          643,235
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                            3,597,903        2,809,581
                                                                                      ---------------   --------------

Total increase in net assets                                                               4,558,740        3,069,162
                                                                                      ---------------   --------------

Net assets at end of year                                                               $ 14,304,515     $  9,745,775
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           42

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Low Duration Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $    73,809
     172,253 shares (cost $1,749,840)        $ 1,774,207       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                       73,809
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 1,774,207       Administrative expense                              66
                                           --------------
                                                               Mortality and expense risk                      10,003
                                                                                                        --------------
                                                                                                               10,069
                                                                                                        --------------
                                                           Net investment income                               63,740

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized losses on investments                (2,617)
                                                             Net unrealized appreciation on
                                                              investments                                      41,260
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 102,383
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 1,490,374    $   1,100,561

Net increase in net assets resulting from operations                                         102,383           39,958

Capital shares transactions
   Net premiums                                                                              279,727          472,302
   Transfers of policy loans                                                                    (941)              68
   Transfers of cost of insurance                                                            (77,290)         (74,210)
   Transfers of surrenders                                                                    (3,738)          (3,229)
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                            (4,583)          (1,316)
   Interfund and net transfers to general account                                            (11,725)         (43,760)
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                              181,450          349,855
                                                                                      ---------------   --------------

Total increase in net assets                                                                 283,833          389,813
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 1,774,207     $  1,490,374
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           43


Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust High Yield Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    127,195
     227,262 shares (cost $1,868,201)        $ 1,829,459       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                      127,195
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 1,829,459       Administrative expense                              37
                                           --------------
                                                               Mortality and expense risk                      16,096
                                                                                                        --------------
                                                                                                               16,133
                                                                                                        --------------
                                                           Net investment income                              111,062

                                                           Realized and unrealized losses
                                                            on investments:
                                                             Net realized losses on investments                (6,338)
                                                             Net unrealized depreciation on
                                                              investments                                     (59,923)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                       $ 44,801
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 1,582,985    $   1,126,787

Net increase in net assets resulting from operations                                          44,801          103,054

Capital shares transactions
   Net premiums                                                                              313,345          326,164
   Transfers of policy loans                                                                 (46,687)          (8,145)
   Transfers of cost of insurance                                                            (95,719)         (79,811)
   Transfers of surrenders                                                                   (28,071)         (10,474)
   Transfers of death benefits                                                                (5,837)          (1,508)
   Transfers of other terminations                                                           (10,626)          (1,251)
   Interfund and net transfers to general account                                             75,268          128,169
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                              201,673          353,144
                                                                                      ---------------   --------------

Total increase in net assets                                                                 246,474          456,198
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 1,829,459     $  1,582,985
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           44

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Real Return Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    166,382
     325,198 shares (cost $4,045,938)        $ 4,087,737       Capital gains distributions                      9,320
                                                                                                        --------------

Liabilities                                            -                                                      175,702
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 4,087,737       Administrative expense                              88
                                           --------------
                                                               Mortality and expense risk                      26,797
                                                                                                        --------------
                                                                                                               26,885
                                                                                                        --------------
                                                           Net investment income                              148,817

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized losses on investments               (22,843)
                                                             Net unrealized appreciation on
                                                              investments                                     219,061
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                      $ 345,035
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                          $ 3,227,004     $  2,517,402

Net increase (decrease) in net assets resulting from operations                              345,035             (550)

Capital shares transactions
   Net premiums                                                                              786,225          886,305
   Transfers of policy loans                                                                 (24,056)          (2,618)
   Transfers of cost of insurance                                                           (191,758)        (203,311)
   Transfers of surrenders                                                                   (68,794)         (10,783)
   Transfers of death benefits                                                                     -           (4,596)
   Transfers of other terminations                                                            (5,781)        (206,139)
   Interfund and net transfers to general account                                             19,862          251,294
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                              515,698          710,152
                                                                                      ---------------   --------------

Total increase in net assets                                                                 860,733          709,602
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 4,087,737     $  3,227,004
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           45

Midland National Life Insurance Company
Separate Account A
Goldman Sachs Variable Insurance Trust Structured Small Cap Equity Fund
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    288,081
     236,925 shares (cost $3,178,769)        $ 2,537,465       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                      288,081
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 2,537,465       Administrative expense                              81
                                           --------------
                                                               Mortality and expense risk                      16,432
                                                                                                        --------------
                                                                                                               16,513
                                                                                                        --------------
                                                           Net investment income                              271,568

                                                           Realized and unrealized losses
                                                            on investments:
                                                             Net realized losses on investments               (64,295)
                                                             Net unrealized depreciation on
                                                              investments                                    (620,773)
                                                                                                        --------------

                                                           Net decrease in net assets resulting from
                                                            operations                                     $ (413,500)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                            $ 925,229       $        -

Net (decrease) increase in net assets resulting from operations                             (413,500)          66,810

Capital shares transactions
   Net premiums                                                                            1,097,303          228,109
   Transfers of policy loans                                                                 (10,373)            (792)
   Transfers of cost of insurance                                                           (110,946)         (18,579)
   Transfers of surrenders                                                                   (25,897)            (699)
   Transfers of death benefits                                                                    (5)               -
   Transfers of other terminations                                                            (8,382)          (1,701)
   Interfund and net transfers to general account                                          1,084,036          652,081
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                            2,025,736          858,419
                                                                                      ---------------   --------------

Total increase in net assets                                                               1,612,236          925,229
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 2,537,465      $   925,229
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                           46

Midland National Life Insurance Company
Separate Account A
Goldman Sachs Variable Insurance Trust Growth & Income Fund
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                           $    196,557
     141,868 shares (cost $2,003,767)        $ 1,777,607       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                      196,557
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 1,777,607       Administrative expense                              37
                                           --------------
                                                               Mortality and expense risk                       4,848
                                                                                                        --------------
                                                                                                                4,885
                                                                                                        --------------
                                                           Net investment income                              191,672

                                                           Realized and unrealized losses
                                                            on investments:
                                                             Net realized losses on investments               (21,198)
                                                             Net unrealized depreciation on
                                                              investments                                    (226,161)
                                                                                                        --------------

                                                           Net decrease in net assets resulting from
                                                            operations                                      $ (55,687)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                                  $ -       $        -

Net decrease in net assets resulting from operations                                         (55,687)               -

Capital shares transactions
   Net premiums                                                                              571,080                -
   Transfers of policy loans                                                                  (7,617)               -
   Transfers of cost of insurance                                                            (25,434)               -
   Transfers of surrenders                                                                    (6,229)               -
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                            (2,276)               -
   Interfund and net transfers to general account                                          1,303,770                -
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                            1,833,294                -
                                                                                      ---------------   --------------

Total increase in net assets                                                               1,777,607                -
                                                                                      ---------------   --------------

Net assets at end of year                                                                $ 1,777,607       $        -
                                                                                      ---------------   --------------


       The accompanying notes are an integral part of these financial statements.

                                       47

Midland National Life Insurance Company
Separate Account A
Nueberger Berman Advisors Management Trust Regency Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $    16,624
     32,776 shares (cost $533,152)             $ 531,953       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                       16,624
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                     $ 531,953       Administrative expense                               -
                                           --------------
                                                               Mortality and expense risk                       4,476
                                                                                                        --------------
                                                                                                                4,476
                                                                                                        --------------
                                                           Net investment income                               12,148

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                  5,665
                                                             Net unrealized depreciation on
                                                              investments                                      (9,334)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                        $ 8,479
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                            $ 238,137       $        -

Net increase in net assets resulting from operations                                           8,479           65,697

Capital shares transactions
   Net premiums                                                                              238,838            9,439
   Transfers of policy loans                                                                      45               84
   Transfers of cost of insurance                                                            (14,055)          (3,633)
   Transfers of surrenders                                                                         -                -
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                                 -         (185,160)
   Interfund and net transfers to general account                                             60,509          351,710
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                              285,337          172,440
                                                                                      ---------------   --------------

Total increase in net assets                                                                 293,816          238,137
                                                                                      ---------------   --------------

Net assets at end of year                                                                  $ 531,953     $    238,137
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                       48

Midland National Life Insurance Company
Separate Account A
Premier VIT OpCap Small Cap Portfolio
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     13,219 shares (cost $443,013)             $ 385,849       Capital gains distributions                     96,866
                                                                                                        --------------

Liabilities                                            -                                                       96,866
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                     $ 385,849       Administrative expense                              11
                                           --------------
                                                               Mortality and expense risk                       4,020
                                                                                                        --------------
                                                                                                                4,031
                                                                                                        --------------
                                                           Net investment income                               92,835

                                                           Realized and unrealized gains
                                                            (losses) on investments:
                                                             Net realized gains on investments                  2,771
                                                             Net unrealized depreciation on
                                                              investments                                     (89,848)
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                        $ 5,758
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                            $ 437,004       $        -

Net increase in net assets resulting from operations                                           5,758           30,451

Capital shares transactions
   Net premiums                                                                              128,776           31,514
   Transfers of policy loans                                                                  (6,323)          (3,751)
   Transfers of cost of insurance                                                            (24,209)          (5,982)
   Transfers of surrenders                                                                    (4,974)            (112)
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                              (742)               -
   Interfund and net transfers to general account                                           (149,441)         384,884
                                                                                      ---------------   --------------

     Net (decrease) increase in net assets from capital share transactions                   (56,913)         406,553
                                                                                      ---------------   --------------

Total (decrease) increase in net assets                                                      (51,155)         437,004
                                                                                      ---------------   --------------

Net assets at end of year                                                                  $ 385,849      $   437,004
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                       49


Midland National Life Insurance Company
Separate Account A
ProFunds VP Japan
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     2,922 shares (cost $82,853)                $ 70,629       Capital gains distributions                      3,743
                                                                                                        --------------

Liabilities                                            -                                                        3,743
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                      $ 70,629       Administrative expense                               -
                                           --------------
                                                               Mortality and expense risk                         258
                                                                                                        --------------
                                                                                                                  258
                                                                                                        --------------
                                                           Net investment income                                3,485

                                                           Realized and unrealized losses
                                                            on investments:
                                                             Net realized losses on investments                  (385)
                                                             Net unrealized depreciation on
                                                              investments                                     (12,224)
                                                                                                        --------------

                                                           Net decrease in net assets resulting from
                                                            operations                                       $ (9,124)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                                  $ -       $        -

Net decrease in net assets resulting from operations                                          (9,124)               -

Capital shares transactions
   Net premiums                                                                               13,493                -
   Transfers of policy loans                                                                       -                -
   Transfers of cost of insurance                                                             (2,079)               -
   Transfers of surrenders                                                                         -                -
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                                 -                -
   Interfund and net transfers to general account                                             68,339                -
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                               79,753                -
                                                                                      ---------------   --------------

Total increase in net assets                                                                  70,629                -
                                                                                      ---------------   --------------

Net assets at end of year                                                                   $ 70,629       $        -
                                                                                      ---------------   --------------




       The accompanying notes are an integral part of these financial statements.

                                       50

Midland National Life Insurance Company
Separate Account A
ProFunds VP Oil & Gas
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     5,367 shares (cost $336,745)              $ 357,927       Capital gains distributions                      6,241
                                                                                                        --------------

Liabilities                                            -                                                        6,241
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                     $ 357,927       Administrative expense                               9
                                           --------------
                                                               Mortality and expense risk                         926
                                                                                                        --------------
                                                                                                                  935
                                                                                                        --------------
                                                           Net investment income                                5,306

                                                           Realized and unrealized gains
                                                            on investments:
                                                             Net realized gains on investments                 13,052
                                                             Net unrealized appreciation on
                                                              investments                                      21,182
                                                                                                        --------------

                                                           Net increase in net assets resulting from
                                                            operations                                       $ 39,540
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                                  $ -       $        -

Net increase in net assets resulting from operations                                          39,540                -

Capital shares transactions
   Net premiums                                                                              122,766                -
   Transfers of policy loans                                                                     701                -
   Transfers of cost of insurance                                                             (4,609)               -
   Transfers of surrenders                                                                         -                -
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                                 -                -
   Interfund and net transfers to general account                                            199,529                -
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                              318,387                -
                                                                                      ---------------   --------------

Total increase in net assets                                                                 357,927                -
                                                                                      ---------------   --------------

Net assets at end of year                                                                  $ 357,927       $        -
                                                                                      ---------------   --------------



       The accompanying notes are an integral part of these financial statements.

                                       51


Midland National Life Insurance Company
Separate Account A
ProFunds VP Small-Cap
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     1,860 shares (cost $58,179)                $ 53,582       Capital gains distributions                      3,250
                                                                                                        --------------

Liabilities                                            -                                                        3,250
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                      $ 53,582       Administrative expense                               -
                                           --------------
                                                               Mortality and expense risk                          96
                                                                                                        --------------
                                                                                                                   96
                                                                                                        --------------
                                                           Net investment income                                3,154

                                                           Realized and unrealized losses
                                                            on investments:
                                                             Net realized losses on investments                  (401)
                                                             Net unrealized depreciation on
                                                              investments                                      (4,596)
                                                                                                        --------------

                                                           Net decrease in net assets resulting from
                                                            operations                                       $ (1,843)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                                  $ -       $        -

Net decrease in net assets resulting from operations                                          (1,843)               -

Capital shares transactions
   Net premiums                                                                               43,085                -
   Transfers of policy loans                                                                       -                -
   Transfers of cost of insurance                                                               (596)               -
   Transfers of surrenders                                                                         -                -
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                                 -                -
   Interfund and net transfers to general account                                             12,936                -
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                               55,425                -
                                                                                      ---------------   --------------

Total increase in net assets                                                                  53,582                -
                                                                                      ---------------   --------------

Net assets at end of year                                                                   $ 53,582       $        -
                                                                                      ---------------   --------------




       The accompanying notes are an integral part of these financial statements.

                                       52

Midland National Life Insurance Company
Separate Account A
ProFunds VP Ultra Mid-Cap
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities                         Statement of Operations
December 31, 2007                                          Year Ended December 31, 2007

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                             $        -
     3,649 shares (cost $136,307)              $ 125,780       Capital gains distributions                      1,859
                                                                                                        --------------

Liabilities                                            -                                                        1,859
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                     $ 125,780       Administrative expense                              18
                                           --------------
                                                               Mortality and expense risk                         398
                                                                                                        --------------
                                                                                                                  416
                                                                                                        --------------
                                                           Net investment income                                1,443

                                                           Realized and unrealized losses
                                                            on investments:
                                                             Net realized losses on investments                (1,526)
                                                             Net unrealized depreciation on
                                                              investments                                     (10,527)
                                                                                                        --------------

                                                           Net decrease in net assets resulting from
                                                            operations                                      $ (10,610)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
Years Ended December 31, 2007 and 2006

                                                                                           2007             2006

Net assets at beginning of year                                                                  $ -       $        -

Net decrease in net assets resulting from operations                                         (10,610)               -

Capital shares transactions
   Net premiums                                                                               24,857                -
   Transfers of policy loans                                                                      43                -
   Transfers of cost of insurance                                                             (3,012)               -
   Transfers of surrenders                                                                         -                -
   Transfers of death benefits                                                                     -                -
   Transfers of other terminations                                                                 -                -
   Interfund and net transfers to general account                                            114,502                -
                                                                                      ---------------   --------------

     Net increase in net assets from capital share transactions                              136,390                -
                                                                                      ---------------   --------------

Total increase in net assets                                                                 125,780                -
                                                                                      ---------------   --------------

Net assets at end of year                                                                  $ 125,780       $        -
                                                                                      ---------------   --------------


       The accompanying notes are an integral part of these financial statements.

                                       53

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
--------------------------------------------------------------------------------

1.      Organization and Significant Accounting Policies


        Organization
        Midland National Life Separate Account A ("Separate Account"), a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 as amended, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of eleven insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation, an affiliate, serves as the underwriter of the variable products.


        Investments
        The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), MFS Variable Insurance Trust ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger American Fund ("FAM"), AIM Variable Insurance Funds ("AIM"), LEVCO Series Trust ("LEVCO"), Van Eck Worldwide Insurance Trust ("Van Eck"), PIMCO Variable Insurance Trust ("PIMCO"), Goldman Sachs Variable Insurance Trust ("Goldman"), Neuberger Berman Advisors Management Trust ("Neuberger"), Premier VIT ("Premier") and ProFunds VP ("PF"), (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.


        The MFS Total Return Series, MFS Utilities Series, LAC America Value Portfolio, AIM International Growth Fund, Goldman Growth & Income Fund, PF Oil and Gas, PF Japan, PF Small-Cap, and PF Ultra Mid-Cap were introduced effective June 15, 2007. The Van Eck Worldwide Real Estate Fund, Goldman Structured Small Cap Equity Fund, Neuberger Regency Portfolio, and Premier OpCap Small Cap Portfolio were introduced effective May 1, 2006. All other portfolios have been in existence for more than two years.


        Effective February 6, 2006, the LEVCO Series Trust Equity Value Fund was liquidated. This plan of liquidation and dissolution was approved by the Board of Trustees of LEVCO Series Trust on December 5, 2005. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.


        Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividends are automatically reinvested in shares of the Funds.


        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.


        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.


        Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.      Expenses and Related Party Transactions


        The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account's prospectus.


        o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.


        o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.


        o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.


        o A sales and premium tax charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $4,870,133 and $4,779,346 in 2007 and 2006, respectively.


3.      Purchases and Sales of Investment Securities


        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2007 and 2006, were as follows:



                                                                      2007                                    2006
                                                      --------------------------------------  -------------------------------------
Portfolio                                                 Purchases             Sales            Purchases             Sales

Fidelity Variable Insurance Products
 Fund I
    Money Market Portfolio                               $ 8,431,518         $ 8,448,015        $ 9,623,006         $ 7,150,129
    High Income Portfolio                                  2,015,296           1,560,999          2,174,804           1,633,295
    Equity-Income Portfolio                                7,668,244           7,619,932         10,840,408           7,157,336
    Growth Portfolio                                       8,132,642          11,946,591          9,004,996          12,772,791
    Overseas Portfolio                                     6,396,220           4,624,290          5,077,136           3,619,642
    Mid Cap Portfolio                                      7,096,560           4,907,552          8,853,008           6,811,725
Fidelity Variable Insurance Products
 Fund II
    Asset Manager Portfolio                                1,669,630           1,956,047          1,281,529           1,662,601
    Investment Grade Bond Portfolio                        2,976,024           2,292,395          2,809,783           3,026,952
    Index 500 Portfolio                                   14,697,296          13,407,086         17,160,158          16,367,582
    Contrafund Portfolio                                  24,434,505          11,325,272         16,578,254          12,159,139
    Asset Manager: Growth Portfolio                          991,974           1,183,651            890,023           1,215,732
Fidelity Variable Insurance Products
 Fund III
    Balanced Portfolio                                     1,192,028             977,423          1,230,924             926,504
    Growth & Income Portfolio                              3,461,051           2,947,109          3,010,246           1,873,413
    Growth Opportunities Portfolio                         1,645,434           2,311,216          1,789,866           2,280,153
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                          1,102,827             684,877          2,849,837           2,356,866
    Capital Appreciation Fund                              2,000,910           1,440,735          1,315,093           1,353,892
    International Fund                                     7,175,896           5,519,177          7,440,748           4,402,063
    Value Fund                                             8,807,243           4,839,402          7,919,134           4,192,193
    Income & Growth Fund                                     557,191             786,575            854,912             717,379
MFS Variable Insurance Trust
    Emerging Growth Series                                 2,078,031           2,833,080          2,385,644           3,228,719
    Investors Trust Series                                   321,770             433,975            385,216             408,672
    New Discovery Series                                   1,723,931           1,679,021          1,620,644           1,928,343
    Research Series                                          930,383           1,250,660          1,076,934           1,171,301
    Total Return Series                                        6,096                 180                  -                   -
    Utilities Series                                         767,124             136,547                  -                   -
Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio                            3,941,531           3,273,446          4,037,564           2,559,164
    Mid-Cap Value Portfolio                                8,559,045           4,790,871          6,923,787           5,563,003
    International Portfolio                                3,461,102           2,032,869          3,856,171           1,620,991
    America Value Portfolio                                   45,170               1,236                  -                   -
Alger American Fund
    Growth Portfolio                                       4,663,829           2,688,436          4,305,052           2,277,746
    MidCap Growth Portfolio                                3,913,252           2,579,897          4,177,446           3,296,341
    Leveraged AllCap Portfolio                             3,713,773           3,163,159          2,805,893           2,790,733
    Small Capitalization Portfolio                         1,919,529           2,199,718          4,015,755           5,226,652
AIM Variable Insurance Funds
    Financial Services Fund                                  636,254             449,099            657,306             408,245
    Global Health Care Fund                                  482,890             597,806            781,589             547,467
    International Growth Fund                              2,547,948             223,705                  -                   -
LEVCO Series Trust
    Equity Value Fund                                              -                   -                 37              14,987
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                             6,280,224           3,173,177          5,277,800           3,392,374
    Worldwide Real Estate Fund                             2,155,426           1,585,000          1,932,973             468,139
PIMCO Variable Insurance Trust
    Total Return Portfolio                                 6,528,215           2,473,387          5,060,024           1,907,189
    Low Duration Portfolio                                   375,368             130,178            539,800             146,564
    High Yield Portfolio                                     778,932             466,197            734,824             305,636
    Real Return Portfolio                                  1,197,398             532,884          2,756,666           1,852,412
Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund                       2,780,551             483,247          1,449,183             525,516
    Growth & Income Fund                                   2,295,006             270,041                  -                   -
Nueberger Berman Advisors Management Trust
    Regency Portfolio                                        349,893              52,408            973,781             750,359
Premier VIT
    OpCap Small Cap Portfolio                                365,870             329,949            637,580             232,394
ProFunds VP
    Japan                                                     85,724               2,484                  -                   -
    Oil & Gas                                                527,471             203,777                  -                   -
    Small-Cap                                                 63,801               5,221                  -                   -
    Ultra Mid-Cap                                            165,744              27,915                  -                   -
                                                     ----------------  ------------------  -----------------  ------------------
                                                       $ 174,113,770       $ 126,847,914      $ 167,095,534       $ 132,302,334
                                                     ----------------  ------------------  -----------------  ------------------




4.      Summary of Changes from Unit Transactions


        Transactions in units for the years ended December 31, 2007 and 2006, were as follows:

                                                              2007                                  2006
                                            -------------------------------------  ------------------------------------
                                                                     Net Increase/                         Net Increase/
Portfolio                                   Purchases      Sales     (Decrease)    Purchases     Sales     (Decrease)

Fidelity Variable Insurance Products
 Fund I
   Money Market Portfolio                      365,666     392,736       (27,070)    713,486      539,770      173,716
   High Income Portfolio                       106,616     100,473         6,143     133,973      116,439       17,534
   Equity-Income Portfolio                     205,836     285,080       (79,244)    282,832      294,625      (11,793)
   Growth Portfolio                            488,373     528,342       (39,969)    495,250      673,750     (178,500)
   Overseas Portfolio                          248,305     210,175        38,130     298,038      203,037       95,001
   Mid Cap Portfolio                           226,626     218,169         8,457     352,138      366,903      (14,765)
Fidelity Variable Insurance Products
 Fund II
   Asset Manager Portfolio                      50,525      87,168       (36,643)     55,025       79,534      (24,509)
   Investment Grade Bond Portfolio             141,058     116,270        24,788     149,480      177,144      (27,664)
   Index 500 Portfolio                         764,429     673,851        90,578   1,069,800    1,021,901       47,899
   Contrafund Portfolio                        441,060     394,508        46,552     511,138      481,513       29,625
   Asset Manager: Growth Portfolio              58,761      68,741        (9,980)     54,787       78,397      (23,610)
Fidelity Variable Insurance Products
 Fund III
   Balanced Portfolio                           52,821      55,328        (2,507)     67,343       59,526        7,817
   Growth & Income Portfolio                   158,967     146,993        11,974     164,624      106,466       58,158
   Growth Opportunities Portfolio              142,258     157,977       (15,719)    147,988      188,210      (40,222)
American Century Variable
 Portfolios, Inc.
   Balanced Fund                                50,378      38,250        12,128     163,897      143,323       20,574
   Capital Appreciation Fund                   100,592      63,704        36,888      79,416       79,732         (316)
   International Fund                          403,164     277,545       125,619     470,897      278,062      192,835
   Value Fund                                  285,840     188,693        97,147     302,118      188,474      113,644
   Income & Growth Fund                         31,205      47,515       (16,310)     56,244       49,889        6,355
MFS Variable Insurance Trust
   Emerging Growth Series                      165,861     200,097       (34,236)    210,783      289,606      (78,823)
   Investors Trust Series                       21,770      30,875        (9,105)     32,351       33,804       (1,453)
   New Discovery Series                         60,108      69,301        (9,193)     73,254       91,163      (17,909)
   Research Series                              63,578      84,586       (21,008)     85,434       91,673       (6,239)
   Total Return Series                             631          17           614           -            -            -
   Utilities Series                             76,333      13,797        62,536           -            -            -
Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio                 141,754     158,132       (16,378)    194,665      138,098       56,567
   Mid-Cap Value Portfolio                     211,373     163,309        48,064     235,479      232,302        3,177
   International Portfolio                     156,653     126,373        30,280     235,077      124,446      110,631
   America Value Portfolio                       4,517         118         4,399           -            -            -
Alger American Fund
   Growth Portfolio                            525,042     285,850       239,192     575,946      296,648      279,298
   MidCap Growth Portfolio                     202,496     191,842        10,654     286,383      313,092      (26,709)
   Leveraged AllCap Portfolio                  396,476     325,083        71,393     387,240      388,141         (901)
   Small Capitalization Portfolio              181,945     194,697       (12,752)    465,332      623,040     (157,708)
AIM Variable Insurance Funds
   Financial Services Fund                      36,434      30,863         5,571      48,100       30,934       17,166
   Global Health Care Fund                      35,934      39,170        (3,236)     65,736       49,877       15,859
   International Growth Fund                   251,122      19,921       231,201           -            -            -
LEVCO Series Trust
   Equity Value Fund                                 -           -             -           -        1,255       (1,255)
Van Eck Worldwide Insurance Trust
   Worldwide Hard Assets Fund                  153,066      88,658        64,408     194,777      133,715       61,062
   Worldwide Real Estate Fund                  157,297     125,343        31,954     186,341       44,059      142,282
PIMCO Variable Insurance Trust
   Total Return Portfolio                      515,643     195,085       320,558     432,137      170,350      261,787
   Low Duration Portfolio                       27,639      11,217        16,422      47,049       13,496       33,553
   High Yield Portfolio                         47,606      32,480        15,126      51,213       23,581       27,632
   Real Return Portfolio                        85,583      42,591        42,992     220,063      158,462       61,601
Goldman Sachs Variable Insurance Trust
   Structured Small Cap Equity Fund            263,173      47,709       215,464     146,306       53,181       93,125
   Growth & Income Fund                        214,085      22,038       192,047           -            -            -
Nueberger Berman Advisors Management Trust
   Regency Portfolio                            31,831       4,272        27,559      99,624       76,309       23,315
Premier VIT
   OpCap Small Cap Portfolio                    24,502      29,280        (4,778)     66,688       24,833       41,855
ProFunds VP
   Japan                                         8,665         250         8,415           -            -            -
   Oil & Gas                                    50,292      17,581        32,711           -            -            -
   Small-Cap                                     6,818         543         6,275           -            -            -
   Ultra Mid-Cap                                17,883       2,946        14,937           -            -            -
                                            -----------  ----------  ------------  ----------  ----------- ------------
                                             8,458,590   6,605,542     1,853,048   9,908,452    8,528,760    1,379,692
                                            -----------  ----------  ------------  ----------  ----------- ------------

5.      Financial Highlights

        The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.


                                                    December 31                                Year Ended December 31
                                  ----------------------------------------------  --------------------------------------------------
                                                Unit Fair Value                   Investment  Expense Ratio         Total Return
                                                  Lowest to                        Income       Lowest to            Lowest to
                                     Units         Highest         Net Assets      Ratio*       Highest**            Highest***
                                  ------------  ---------------  ---------------  ---------  -----------------  --------------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
          2007                        611,309   $10.90 to 20.27      $8,561,964      4.56%    0.50% to 1.40%       3.81% to 4.66%
          2006                        638,379   10.51 to 19.49       $8,578,456      4.73%    0.50% to 1.40%       3.45% to 4.34%
          2005                        464,663   10.15 to 18.79       $6,105,579      3.05%    0.50% to 1.10%       1.50% to 2.49%
          2004                        429,408   10.00 to 18.44       $5,561,712      1.29%    0.50% to 1.10%       0.00% to 0.72%
          2003                        571,109   11.15 to 18.41       $7,214,462      1.11%    0.50% to 1.10%      -0.11% to 0.54%

    High Income Portfolio
          2007                        447,890   11.14 to 30.48       $6,608,023      8.43%    0.50% to 1.40%       1.42% to 2.30%
          2006                        441,747   10.89 to 29.98       $6,529,175      7.88%    0.50% to 1.40%      9.72% to 10.67%
          2005                        424,213   9.84 to 27.25        $5,811,792     15.05%    0.50% to 1.10%       1.21% to 2.18%
          2004                        359,096   9.63 to 26.83        $5,080,151      7.47%    0.50% to 1.10%       7.70% to 9.06%
          2003                        310,281   8.83 to 24.75        $4,229,716      6.73%    0.50% to 1.10%      25.88% to 26.69%

    Equity-Income Portfolio
          2007                      1,281,663   13.54 to 65.55      $32,008,838      1.83%    0.50% to 1.40%       0.15% to 1.05%
          2006                      1,360,907   13.53 to 65.29      $34,589,744      3.26%    0.50% to 1.40%      18.52% to 19.57%
          2005                      1,372,700   11.41 to 54.92      $29,885,303      1.62%    0.50% to 1.10%       4.36% to 5.35%
          2004                      1,472,798   10.93 to 52.45      $30,789,773      1.45%    0.50% to 1.10%      9.30% to 10.98%
          2003                      1,372,172   10.93 to 47.58      $26,739,888      1.64%    0.50% to 1.10%      28.90% to 29.66%

    Growth Portfolio
          2007                      2,360,643   9.70 to 69.94       $55,020,668      0.82%    0.50% to 1.40%      25.26% to 26.30%
          2006                      2,400,612   7.68 to 55.70       $47,125,015      0.39%    0.50% to 1.40%       5.41% to 6.31%
          2005                      2,579,112   7.22 to 52.71       $47,945,094      0.49%    0.50% to 1.10%       4.36% to 5.31%
          2004                      2,806,273   6.86 to 50.37       $49,884,375      0.25%    0.50% to 1.10%       2.23% to 4.00%
          2003                      2,635,062   6.67 to 49.21       $47,604,009      0.25%    0.50% to 1.10%      31.39% to 32.08%

    Overseas Portfolio
          2007                        943,109   13.12 to 42.68      $20,501,977      3.38%    0.50% to 1.40%      15.75% to 16.73%
          2006                        904,979   11.24 to 36.79      $17,527,874      0.81%    0.50% to 1.40%      16.41% to 17.45%
          2005                        809,978   9.56 to 31.50       $13,703,972      0.54%    0.50% to 1.10%      17.36% to 18.44%
          2004                        635,914   8.08 to 26.76        $9,536,720      1.03%    0.50% to 1.10%      10.60% to 13.17%
          2003                        520,207   7.14 to 23.75        $7,381,149      0.72%    0.50% to 1.10%      41.81% to 42.51%

    Mid Cap Portfolio
          2007                      1,144,880   17.99 to 23.25      $25,085,489      0.93%    0.50% to 1.40%      14.08% to 15.00%
          2006                      1,136,423   15.77 to 20.34      $21,746,629      0.35%    0.50% to 1.40%      11.13% to 12.19%
          2005                      1,151,188   14.18 to 18.24      $19,713,470      0.00%    0.50% to 1.10%      16.69% to 17.64%
          2004                      1,013,674   12.16 to 15.59      $14,830,730      0.00%    0.50% to 1.10%      21.60% to 24.37%
          2003                        680,066   11.79 to 12.62       $8,044,599      0.31%    0.50% to 1.10%      37.02% to 37.88%

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
          2007                        336,568   12.78 to 37.91       $8,164,214      6.07%    0.50% to 1.40%      13.90% to 14.89%
          2006                        373,211   11.22 to 33.19       $7,998,925      2.68%    0.50% to 1.40%       5.85% to 6.82%
          2005                        397,720   10.56 to 31.27       $8,036,130      2.65%    0.50% to 1.10%       2.61% to 3.43%
          2004                        434,150   10.21 to 30.38       $8,682,432      2.64%    0.50% to 1.10%       3.30% to 5.04%
          2003                        417,255   9.73 to 29.12        $8,263,923      3.44%    0.50% to 1.10%      16.66% to 17.39%

    Investment Grade Bond Portfolio
          2007                        607,181   11.04 to 25.35      $10,502,350      4.11%    0.50% to 1.40%       2.89% to 3.85%
          2006                        582,393   10.73 to 24.57       $9,801,407      3.96%    0.50% to 1.40%       2.98% to 3.79%
          2005                        610,057   10.42 to 23.80       $9,999,369      3.73%    0.50% to 1.10%       0.77% to 1.68%
          2004                        643,150   10.34 to 23.55      $10,515,913      3.54%    0.50% to 1.10%       3.29% to 3.93%
          2003                        482,884   13.73 to 22.81       $7,809,536      4.47%    0.50% to 1.10%       4.06% to 4.73%

    Index 500 Portfolio
          2007                      3,626,120   10.82 to 36.06      $64,296,635      3.66%    0.50% to 1.40%       3.83% to 4.95%
          2006                      3,535,542   10.31 to 34.58      $61,924,179      1.63%    0.50% to 1.40%      14.17% to 15.13%
          2005                      3,487,643   8.96 to 30.21       $53,675,538      1.66%    0.50% to 1.10%      3.31 % to 4.25%
          2004                      3,207,660   8.59 to 29.14       $48,254,425      1.20%    0.50% to 1.10%      8.60% to 10.13%
          2003                      2,800,764   7.80 to 26.67       $38,919,926      1.34%    0.50% to 1.10%      26.98% to 27.66%

    Contrafund Portfolio
          2007                      2,151,568   16.26 to 42.79      $59,938,983      0.96%    0.50% to 1.40%      16.03% to 16.98%
          2006                      2,105,016   13.90 to 36.80      $52,594,822      1.29%    0.50% to 1.40%      10.17% to 11.17%
          2005                      2,075,391   12.50 to 33.30      $47,391,065      0.28%    0.50% to 1.10%      15.30% to 16.31%
          2004                      2,092,964   10.75 to 28.80      $41,520,720      0.31%    0.50% to 1.10%      11.00% to 14.97%
          2003                      1,875,688   9.35 to 25.23       $33,004,372      0.42%    0.50% to 1.10%      27.00% to 27.73%

    Asset Manager: Growth Portfolio
          2007                        308,124   11.37 to 24.21       $5,291,927      4.22%    0.50% to 1.40%      16.12% to 18.31%
          2006                        318,104   9.61 to 20.57        $4,818,192      2.02%    0.50% to 1.40%       5.86% to 6.64%
          2005                        341,714   9.02 to 19.44        $4,914,827      2.31%    0.50% to 1.10%       2.39% to 3.36%
          2004                        357,749   8.73 to 18.92        $5,033,531      2.20%    0.50% to 1.10%       3.40% to 5.43%
          2003                        349,203   8.28 to 18.06        $4,703,890      2.73%    0.50% to 1.10%      21.96% to 22.67%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
          2007                        299,672   12.95 to 17.38       $5,041,173      3.38%    0.50% to 1.40%       7.56% to 8.46%
          2006                        302,179   12.04 to 16.12       $4,752,048      1.95%    0.50% to 1.40%      10.02% to 11.17%
          2005                        294,362   10.93 to 14.59       $4,183,466      2.44%    0.50% to 1.10%       1.35% to 4.85%
          2004                        282,300   10.41 to 13.95       $3,819,590      1.82%    0.50% to 1.10%       4.34% to 7.80%
          2003                        234,029   9.92 to 13.32        $3,061,281      2.46%    0.50% to 1.10%      16.46% to 17.12%

    Growth & Income Portfolio
          2007                        581,880   12.60 to 20.58      $11,350,680      1.88%    0.50% to 1.40%      10.58% to 11.50%
          2006                        569,906   11.30 to 18.56      $10,184,116      0.82%    0.50% to 1.40%      11.62% to 12.66%
          2005                        511,748   10.03 to 16.58       $8,188,594      1.44%    0.50% to 1.10%       6.08% to 7.05%
          2004                        513,328   9.37 to 15.58        $7,706,179      0.83%    0.50% to 1.10%       4.63% to 5.40%
          2003                        490,263   8.90 to 14.87        $7,033,299      1.12%    0.50% to 1.10%      22.45% to 23.27%

    Growth Opportunities Portfolio
          2007                        736,093   10.49 to 15.63      $10,781,475      0.00%    0.50% to 1.40%      21.18% to 22.55%
          2006                        751,812   8.56 to 12.83        $9,343,810      0.68%    0.50% to 1.40%       4.30% to 4.91%
          2005                        792,034   8.15 to 12.30        $9,422,551      0.88%    0.50% to 1.10%       7.33% to 8.35%
          2004                        818,782   7.53 to 11.42        $9,022,058      0.51%    0.50% to 1.10%       6.04% to 7.10%
          2003                        781,715   7.06 to 10.77        $8,129,627      0.73%    0.50% to 1.10%      28.37% to 29.30%

   American Century Variable
    Portfolios, Inc.
    Balanced Fund
          2007                        211,556   12.48 to 17.52       $3,636,481      2.12%    0.50% to 1.40%       3.48% to 4.37%
          2006                        199,428   12.06 to 16.88       $3,297,904      1.76%    0.50% to 1.40%       8.12% to 9.08%
          2005                        178,854   11.15 to 15.57       $2,721,054      1.74%    0.50% to 1.10%       3.47% to 4.42%
          2004                        166,761   10.78 to 15.00       $2,444,829      1.46%    0.50% to 1.10%       7.80% to 9.26%
          2003                        133,308   9.94 to 13.82        $1,802,179      2.22%    0.50% to 1.10%      16.46% to 17.12%

    Capital Appreciation Fund
          2007                        353,644   16.05 to 27.39       $8,669,898      0.00%    0.50% to 1.40%      43.74% to 44.99%
          2006                        316,756   11.07 to 18.99       $5,516,568      0.00%    0.50% to 1.40%      15.68% to 16.67%
          2005                        317,072   9.48 to 16.38        $4,745,135      0.00%    0.50% to 1.10%      20.39% to 21.49%
          2004                        318,015   7.81 to 13.57        $3,939,398      0.00%    0.50% to 1.10%       6.43% to 6.99%
          2003                        282,852   7.30 to 12.75        $3,313,869      0.00%    0.50% to 1.10%      19.05% to 19.87%

    International Fund
          2007                      1,353,156   10.78 to 21.43      $26,670,007      0.65%    0.50% to 1.40%      16.45% to 17.43%
          2006                      1,227,537   9.18 to 18.36       $21,164,022      1.43%    0.50% to 1.40%      23.33% to 24.46%
          2005                      1,034,702   7.37 to 14.84       $14,404,355      0.99%    0.50% to 1.10%      11.72% to 12.61%
          2004                        785,732   6.55 to 13.25        $9,706,395      0.50%    0.50% to 1.10%      12.50% to 14.51%
          2003                        694,272   5.72 to 11.66        $7,551,029      0.66%    0.50% to 1.10%      23.13% to 23.81%

    Value Fund
          2007                        977,442   12.33 to 23.20      $21,332,296      1.59%    0.50% to 1.40%      -6.45% to -5.61%
          2006                        880,295   13.18 to 24.73      $20,610,685      1.26%    0.50% to 1.40%      17.00% to 18.05%
          2005                        766,651   11.26 to 21.07      $15,382,309      0.78%    0.50% to 1.10%       3.54% to 4.48%
          2004                        576,216   10.88 to 20.29      $11,215,585      1.51%    0.50% to 1.10%      8.80% to 13.79%
          2003                        405,178   14.72 to 17.93       $7,007,967      0.90%    0.50% to 1.10%      27.51% to 28.33%

    Income & Growth Fund
          2007                        200,375   11.35 to 15.37       $3,033,407      1.85%    0.50% to 1.40%      -1.45% to -0.61%
          2006                        216,685   11.42 to 15.52       $3,316,030      1.68%    0.50% to 1.40%      15.48% to 16.53%
          2005                        210,330   9.80 to 13.37        $2,770,134      1.92%    0.50% to 1.10%       3.21% to 4.14%
          2004                        203,727   9.41 to 12.90        $2,584,309      1.31%    0.50% to 1.10%      10.00% to 12.43%
          2003                        184,915   8.37 to 11.52        $2,073,156      1.17%    0.50% to 1.10%      27.98% to 28.57%

   MFS Variable Insurance Trust
    Emerging Growth Series
          2007                        924,603   7.15 to 15.26       $13,216,107      0.00%    0.50% to 1.40%      19.54% to 20.57%
          2006                        958,839   5.93 to 12.70       $11,600,497      0.00%    0.50% to 1.40%       6.43% to 7.43%
          2005                      1,037,662   5.52 to 11.88       $11,576,518      0.00%    0.50% to 1.10%       7.70% to 8.66%
          2004                      1,096,262   5.08 to 10.98       $11,330,395      0.00%    0.50% to 1.10%      9.40% to 12.39%
          2003                      1,018,780    4.52 to 9.81        $9,426,673      0.00%    0.50% to 1.10%      28.82% to 29.51%

    Investors Trust Series
          2007                        145,254   11.59 to 14.23       $1,980,718      0.84%    0.50% to 1.40%       8.79% to 9.75%
          2006                        154,359   10.56 to 13.08       $1,931,782      0.48%    0.50% to 1.40%      11.46% to 12.46%
          2005                        155,812   9.39 to 11.74        $1,741,627      0.55%    0.50% to 1.10%       5.2% to 6.70%
          2004                        169,542   8.80 to 11.09        $1,783,500      0.60%    0.50% to 1.10%      10.16% to 10.90%
          2003                        157,644    7.94 to 9.56        $1,503,147      0.63%    0.50% to 1.10%      20.84% to 21.59%

    New Discovery Series
          2007                        315,893   10.64 to 22.88       $6,841,325      0.00%    0.50% to 1.40%       1.14% to 2.01%
          2006                        325,086   10.43 to 22.52       $7,112,418      0.00%    0.50% to 1.40%      11.68% to 12.67%
          2005                        342,995   9.26 to 20.07        $6,696,977      0.00%    0.50% to 1.10%       3.80% to 4.72%
          2004                        391,199   8.84 to 19.24        $7,337,919      0.00%    0.50% to 1.10%       5.32% to 6.00%
          2003                        355,305   8.34 to 18.24        $6,311,978      0.00%    0.50% to 1.10%      32.28% to 33.01%

    Research Series
          2007                        392,975   10.58 to 14.87       $5,759,688      0.70%    0.50% to 1.40%      11.62% to 12.67%
          2006                        413,983   9.39 to 13.26        $5,420,357      0.49%    0.50% to 1.40%       9.00% to 9.89%
          2005                        420,222   8.55 to 12.11        $5,018,980      0.45%    0.50% to 1.10%       6.31% to 7.21%
          2004                        437,725   7.97 to 11.33        $4,894,475      1.03%    0.50% to 1.10%      12.10% to 15.34%
          2003                        414,237    6.91 to 9.87        $4,014,175      0.62%    0.50% to 1.10%      23.39% to 24.06%

    Total Return Series
          2007                            614    9.67 to 9.72            $5,959      0.00%    0.50% to 1.40%      -3.30% to -2.80%

    Utilities Series
          2007                         62,536   10.52 to 10.57         $659,438      0.00%    0.50% to 1.40%       5.20% to 5.70%

   Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio
          2007                        728,419   13.29 to 20.20      $14,240,492      1.25%    0.50% to 1.40%       2.00% to 2.95%
          2006                        744,797   13.03 to 19.70      $14,247,013      1.32%    0.50% to 1.40%      15.72% to 16.66%
          2005                        688,230   11.26 to 16.95      $11,373,221      1.02%    0.50% to 1.10%       1.81% to 2.74%
          2004                        605,330   11.06 to 16.56       $9,826,097      0.93%    0.50% to 1.10%      10.60% to 12.05%
          2003                        466,586   11.37 to 14.84       $6,826,851      0.74%    0.50% to 1.10%      29.59% to 30.39%

    Mid-Cap Value Portfolio
          2007                        747,403   13.60 to 26.99      $19,623,648      0.47%    0.50% to 1.40%      -0.79% to 0.07%
          2006                        699,339   13.70 to 27.07      $18,531,601      0.51%    0.50% to 1.40%      10.67% to 11.69%
          2005                        696,162   12.38 to 24.34      $16,637,131      0.49%    0.50% to 1.10%       6.72% to 7.66%
          2004                        549,931   11.60 to 22.69      $12,416,192      0.32%    0.50% to 1.10%      16.00% to 23.45%
          2003                        408,357   18.17 to 18.47       $7,531,058      0.55%    0.50% to 1.10%      23.39% to 24.11%

    International Portfolio
          2007                        561,603   12.06 to 17.94       $8,381,975      0.92%    0.50% to 1.40%       3.14% to 4.15%
          2006                        531,323   11.58 to 17.37       $7,649,418      0.46%    0.50% to 1.40%      27.32% to 28.52%
          2005                        420,692   9.01 to 13.64        $4,732,183      0.00%    0.50% to 1.10%      24.82% to 26.01%
          2004                        197,010   7.15 to 10.93        $1,779,463      0.15%    0.50% to 1.10%      9.30% to 19.97%
          2003                        116,619    5.96 to 7.68          $875,416      2.06%    0.50% to 1.10%      39.74% to 40.57%

    America Value Portfolio
          2007                          4,399    9.42 to 9.47           $41,530      5.65%    0.50% to 1.40%      -5.80% to -5.30%

   Alger American Fund
    Growth Portfolio
          2007                      1,585,231   9.08 to 14.45       $14,673,255      0.34%    0.50% to 1.40%      18.35% to 19.41%
          2006                      1,346,039   7.64 to 12.22       $10,461,666      0.12%    0.50% to 1.40%       3.69% to 4.61%
          2005                      1,066,741   7.33 to 11.78        $7,928,119      0.00%    0.50% to 1.10%      10.46% to 11.55%
          2004                        634,599   6.60 to 10.66        $4,216,027      0.00%    0.50% to 1.10%       4.39% to 6.60%
          2003                        359,201    6.31 to 7.74        $2,277,259      0.00%    0.50% to 1.10%      33.68% to 34.45%

    Mid Cap Growth Portfolio
          2007                        789,015   14.31 to 17.04      $11,389,000      0.00%    0.50% to 1.40%      29.78% to 30.82%
          2006                        778,361   10.97 to 13.14       $8,615,830      0.00%    0.50% to 1.40%       8.62% to 9.66%
          2005                        805,070   10.05 to 12.09       $8,153,666      0.00%    0.50% to 1.10%       8.32% to 9.23%
          2004                        723,046   9.24 to 11.16        $6,715,021      0.00%    0.50% to 1.10%      11.60% to 12.57%
          2003                        584,966    8.25 to 9.79        $4,841,496      0.00%    0.50% to 1.10%      46.12% to 47.01%

    Leveraged AllCap Portfolio
          2007                      1,126,168   10.42 to 18.81      $11,917,522      0.00%    0.50% to 1.40%      31.07% to 32.96%
          2006                      1,054,775   7.87 to 14.28        $8,452,271      0.00%    0.50% to 1.40%      17.65% to 19.35%
          2005                      1,055,676   6.66 to 12.14        $7,075,574      0.00%    0.50% to 1.10%      12.81% to 13.94%
          2004                      1,006,994   5.87 to 10.76        $5,964,934      0.00%    0.50% to 1.10%       6.95% to 7.57%
          2003                        906,481    5.48 to 7.91        $4,995,171      0.00%    0.50% to 1.10%      33.16% to 34.06%

    Small Capitalization Portfolio
          2007                        886,475   10.61 to 17.49       $9,606,349      0.00%    0.50% to 1.40%      14.95% to 16.67%
          2006                        899,227   9.13 to 15.12        $8,441,665      0.00%    0.50% to 1.40%      18.40% to 20.24%
          2005                      1,056,935   7.67 to 12.77        $8,206,483      0.00%    0.50% to 1.10%      15.25% to 16.31%
          2004                        905,593   6.63 to 11.08        $6,058,125      0.00%    0.50% to 1.10%      10.80% to 16.01%
          2003                        513,117    5.74 to 8.90        $2,972,490      0.00%    0.50% to 1.10%      40.60% to 41.71%

   AIM Variable Insurance Funds
    Financial Services Fund
          2007                        125,008   9.89 to 11.08        $1,352,748      1.88%    0.50% to 1.40%     -23.33% to -22.63%
          2006                        119,437   12.90 to 14.32       $1,676,905      1.54%    0.50% to 1.40%      14.91% to 15.86%
          2005                        102,271   11.22 to 12.36       $1,245,177      1.41%    0.50% to 1.10%       4.43% to 5.37%
          2004                         92,159   10.75 to 11.73       $1,069,179      0.83%    0.50% to 1.10%       7.45% to 8.11%
          2003                         60,189   10.74 to 10.85         $648,768      0.26%    0.50% to 1.10%      28.16% to 29.01%

    Global Health Care Fund
          2007                        129,368   12.46 to 13.95       $1,770,058      0.00%    0.50% to 1.40%      6.14% to 11.24%
          2006                        132,604   11.29 to 12.54       $1,692,934      0.00%    0.50% to 1.40%       3.77% to 8.97%
          2005                        116,745   10.88 to 11.97       $1,376,465      0.00%    0.50% to 1.10%       6.67% to 7.55%
          2004                        100,763   10.20 to 11.13       $1,109,323      0.00%    0.50% to 1.10%       2.00% to 7.02%
          2003                         68,501   10.29 to 10.40         $707,641      0.00%    0.50% to 1.10%      26.41% to 27.14%

    International Growth Fund
          2007                        231,201   10.06 to 10.11       $2,333,557      0.68%    0.50% to 1.40%       0.59% to 1.08%

   LEVCO Series Trust
    Equity Value Fund
          2005                          1,255   11.41 to 11.58          $14,305      0.07%    0.50% to 1.10%       7.00% to 7.99%
          2004                          1,329   10.55 to 11.14          $14,085      1.64%    0.50% to 1.10%      5.50% to 13.20%
          2003                          1,380   9.40 to 10.31           $12,694      2.24%    0.50% to 1.10%      27.51% to 27.97%

   Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund
          2007                        354,287   32.82 to 41.29      $14,276,656      0.10%    0.50% to 1.40%      42.40% to 44.62%
          2006                        289,879   22.90 to 28.55       $8,136,910      0.06%    0.50% to 1.40%      22.77% to 24.72%
          2005                        228,817   18.64 to 23.05       $5,176,284      0.20%    0.50% to 1.10%      49.51% to 50.92%
          2004                        112,843   12.47 to 15.27       $1,703,910      0.21%    0.50% to 1.10%      22.59% to 24.70%
          2003                         56,437   12.30 to 12.43         $694,771      0.36%    0.50% to 1.10%      43.56% to 44.29%

    Worldwide Real Estate Fund
          2007                        174,236   11.44 to 11.61       $2,013,027      0.98%    0.50% to 1.40%      -0.52% to 0.35%
          2006                        142,282   11.50 to 11.57       $1,642,088      0.00%    0.50% to 1.40%      15.00% to 15.70%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2007                      1,207,033   11.50 to 12.09      $14,304,515      4.70%    0.50% to 1.40%       7.28% to 8.24%
          2006                        886,475   10.72 to 11.17       $9,745,775      4.48%    0.50% to 1.40%       2.74% to 3.31%
          2005                        624,688   10.47 to 10.81       $6,676,613      3.80%    0.50% to 1.10%       0.97% to 1.90%
          2004                        196,446   10.36 to 10.60       $2,070,736      1.73%    0.50% to 1.10%       3.75% to 4.43%
          2003                         51,475   10.12 to 10.16         $521,769      1.10%    0.50% to 1.10%       5.00% to 5.40%

    Low Duration Portfolio
          2007                        158,305   10.71 to 11.29       $1,774,207      4.52%    0.50% to 1.40%       2.88% to 6.91%
          2006                        141,883   10.28 to 10.57       $1,490,374      3.97%    0.50% to 1.40%       2.62% to 3.40%
          2005                        108,330   10.05 to 10.21       $1,100,561      2.71%    0.50% to 1.10%      -0.42% to 0.52%
          2004                         66,544   10.06 to 10.16         $673,026      0.98%    0.50% to 1.10%       0.60% to 1.40%
          2003                         29,340   9.99 to 10.03          $293,568      0.25%    0.50% to 1.10%      -0.10% to 0.20%

    High Yield Portfolio
          2007                        134,868   12.23 to 13.81       $1,829,459      7.45%    0.50% to 1.40%       1.47% to 2.57%
          2006                        119,742   11.98 to 13.41       $1,582,985      6.43%    0.50% to 1.40%      7.55% to 10.20%
          2005                         92,110   11.13 to 12.35       $1,126,787      6.56%    0.50% to 1.10%       2.68% to 3.61%
          2004                         67,958   10.84 to 11.92         $806,118      5.89%    0.50% to 1.10%       8.36% to 8.96%
          2003                         25,570   10.90 to 14.21         $280,287      6.71%    0.50% to 1.10%       1.20% to 1.60%

    Real Return Portfolio
          2007                        324,306   11.69 to 12.81       $4,087,737      4.55%    0.50% to 1.40%      9.15% to 11.10%
          2006                        281,314   10.71 to 11.63       $3,227,004      4.36%    0.50% to 1.40%      -0.70% to -0.26%
          2005                        219,713   10.79 to 11.61       $2,517,402      2.81%    0.50% to 1.10%       0.70% to 1.15%
          2004                        141,597   10.71 to 11.43       $1,595,134      0.79%    0.50% to 1.10%       7.10% to 8.35%
          2003                         30,621   10.50 to 10.54         $321,957      0.37%    0.50% to 1.10%       8.90% to 9.40%

   Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund
          2007                        308,589    8.15 to 8.28        $2,537,465     16.64%    0.50% to 1.40%     -17.68% to -16.89%
          2006                         93,125    9.90 to 9.96          $925,229      0.00%    0.50% to 1.40%      -1.00% to -0.37%

    Growth & Income Fund
          2007                        192,047    9.23 to 9.27        $1,777,607     22.11%    0.50% to 1.40%      -7.70% to -7.30%

   Nueberger Berman Advisors Management Trust
    Regency Portfolio
          2007                         50,874   10.24 to 10.53         $531,953      4.32%    0.50% to 1.40%       0.69% to 2.83%
          2006                         23,315   10.06 to 10.24         $238,137      0.00%    0.50% to 1.40%       1.70% to 2.40%

   Premier VIT
    OpCap Small Cap Portfolio
          2007                         37,077   10.34 to 10.49         $385,849      0.00%    0.50% to 1.40%      -0.67% to 0.19%
          2006                         41,855   10.41 to 10.47         $437,004      0.00%    0.50% to 1.40%       4.10% to 4.70%

   ProFunds VP
    Japan
          2007                          8,415    8.37 to 8.41           $70,629      0.00%    0.50% to 1.40%     -16.30% to -15.90%

    Oil & Gas
          2007                         32,711   10.91 to 10.96         $357,927      0.00%    0.50% to 1.40%       9.10% to 9.60%

    Small-Cap
          2007                          6,275    8.52 to 8.56           $53,582      0.00%    0.50% to 1.40%     -14.80% to -14.40%

    Ultra Mid-Cap
          2007                         14,937    8.40 to 8.45          $125,780      0.00%    0.50% to 1.40%     -16.00% to -15.50%




        * The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.


        ** The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


        *** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

                                                        PART C

                                                   OTHER INFORMATION

Item 26.    Exhibits

     (a)  Board of Directors Resolutions.

          Resolution of the Board of Directors of Midland National Life establishing the Separate Account A. (1)

     (b)  Custodian Agreements.  Not Applicable

     (c)  Underwriting Contracts.

          1)  Principal Underwriting Agreement. (9)

          2)  Selling Agreement. (9)

          3)  Commission schedule. (9)

     (d)  Contracts.

          Form of Contract. (2)

     (e)  Applications.

          Application Form. (2)

     (f)  Depositor's Certificate of Incorporation and By-Laws.

          1)  Articles of Incorporation of Midland National Life. (1)

          2)  By-Laws of Midland National Life. (1)

     (g)  Reinsurance Contracts.

          Form of Reinsurance Contract. (9)

     (h)  Participation Agreements.

          1.(a) Form of Participation Agreements between Midland National Life Insurance Company and Fidelity
                Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (3)

            (b) Amendments to Participation Agreements for Fidelity Distributors Corporation/Variable Insurance
                Products Fund and Variable Products Fund II.   (3)

            (c) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity
                Distributors Corporation/Variable Insurance Products Fund III.  (4)

            (d) Form of Participation Agreement between Midland National Life Insurance Company and American
                Century Investment Services, Inc. (3)

            (e) Form of Participation Agreement between Midland National Life Insurance Company and
                Massachusetts Financial Variable Insurance Trusts.   (5)

            (f) Form of Participation Agreement between Midland National Life Insurance Company and Lord Abbett
                Series Funds, Inc. (5)

            (g) Form of Participation Agreement between Midland National Life Insurance Company and Fred Alger
                Management, Inc.  (6)

            (h) Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance
                Products Fund III.  (6)

            (i) Amendments to Participation Agreement for Lord Abbett Series Funds, Inc.    (7)

            (j) Form of Participation Agreement between Midland National Life Insurance Company and Van Eck
                Global Worldwide Insurance Trust. (8)

            (k) Form of Participation Agreement between Midland National Life Insurance Company and Pacific
                Investment Management Company LLC. (9)

            (l) Form of Participation Agreement between Midland National Life Insurance Company and AIM
                Distributors, Inc. (13)

            (m) Form of Participation Agreement between Midland National Life Insurance Company and Goldman
                Sachs Variable Insurance Trust. (11)

            (n) Form of Participation Agreement between Midland National Life Insurance Company and PIMCO
                Advisors VIT. (11)

            (o) Form of Participation Agreement between Midland National Life Insurance Company and Neuberger
                Berman Advisers Management Trust. (11)

            (p) Amendments to Participation Agreement for Van Eck Global Worldwide Insurance Trust. (12)

            (q) Amendment to Participation Agreement for Goldman Sachs Variable Insurance Trust. (13)

            (r) Amendment to Participation Agreement between Midland National Life Insurance Company and
                Premier VIT (formerly PIMCO Advisors VIT) and Allianz Global Investors Distributors LLC. (14)

            (s) Form of Participation Agreement between Midland National Life Insurance Company and ProFund
                Advisors, LLC. (15)

            (t) Amendment to Participation Agreement for ProFund Advisors, LLC. (18)


     (i)  Administrative Contracts. Not Applicable.

     (j)  Other Material Contracts.


            (a) AIM Fund Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between Midland National
                Life Insurance Company and A I M Investment Services, Inc.   (16)

            (b) Rule 22c-2 Agreement between Midland National Life Insurance Company and Fred Alger & Company,
                Inc.   (16)

            (c) Shareholder Information Agreement between Midland National Life Insurance Company and American
                Century Investment Services, Inc.   (16)

            (d) SEC Rule 22c-2 Amendment to Participation Agreement between Midland National Life Insurance Company
                and Fidelity Distributors Corporation.   (16)

            (e) Variable Annuity Shareholder Information Agreement between Midland National Life Insurance Company and Goldman Sachs Variable Insurance Trust.  (16)

            (f) Rule 22c-2 Agreement between Midland National and Lord Abbett Distributor LLC.  (16)


            (g) Rule 22c-2 Shareholder Information Agreement between Midland National and MFS Fund Distributors Inc.

              (16)

            (h) Rule 22c-2 Shareholder Information Access Agreement between Midland National and Neuberger Berman
                Management Inc.  (16)

            (i) Rule 22c-2 Amendment to Participation Agreement between Midland National and Allianz Global Investors
                Distributors, Inc., principal underwriters for Premier VIT and PIMCO Variable Insurance Trust.  (16)

            (j) Shareholder Information Agreement between Midland National and Van Eck Securities Corporation.  (16)


            (k) Legal Opinion.


               1) Opinion and Consent of Counsel (17)

               2) Power of Attorney (17)


            (l) Actuarial Opinion. Not Applicable

            (m) Calculation of Illustrations. Not Applicable

            (n) Other Opinions.


               1)  Consent of Sutherland Asbill & Brennan LLP (17)

               2)  Consent of Independent Registered Public Accounting Firm (17)


            (o) Omitted Financial Statements.  Not Applicable.

            (p) Initial Capital Agreements.  Not Applicable.

            (q) Redeemability Exemption.  Memorandum describing Midland National Life's insurance, transfer and redemption procedures for the Contract. (10)
--------------
(1)    Incorporated herein by reference to Post-Effective Amendment No. 1 for Form S-6 on April 28, 1998 (File No.
       333-14061)
(2)    Incorporated herein by reference to Post-Effective Amendment No. 3 for Form S-6 on April 28, 1989 (File No.
       33-16354)
(3)    Incorporated herein by reference to Pre-Effective Amendment No. 1 on for Form S-6 April 25, 1997 (File No.
       333-14061)
(4)    Incorporated herein by reference to Post-Effective Amendment No. 1 for Form S-6 on April 28, 1998 (File No.
       333-14061).
(5)    Incorporated herein by reference to Post-Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No.
       333-14061)
(6)    Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File
       No. 333-14061)
(7)    Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on August 31, 1999 (File No.
       333-80975)
(8)    Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on January 14, 2002 (File
       No. 333-71800)
(9)    Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 29, 2003 (File No.
       33-14061)
(10)   Incorporated herein by reference to Post-Effective Amendment No.  9 for Form N-6 on April 28, 2005 (File No.
       333-58300)
(11)   Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-4 on April 29, 2005 (File No.
       333-108437)
(12)   Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on November 24, 2004
       (File No. 333-108437)
(13)   Incorporated herein by reference to Post-Effective Amendment No. 10 for Form N-6 on April 26, 2006 (File No.
       333-58300)
(14)   Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 26, 2007 (File No.
       333-58300)
(15)   Incorporated herein by reference to Post-Effective Amendment No. 1 for Form N-4 on April 28, 2006 (File
       No. 333-128910)

(16)   Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-6 on April 28, 2008 (File
       No. 333-58300)
(17)   Filed herewith
(18)   To be filed by amendment


Item 27.  Directors and Officers of the Depositor

--------------------------------------------------------------------- -----------------------------------------------------
                Name and Principal Business Address*                          Position and Offices with Depositor
--------------------------------------------------------------------- -----------------------------------------------------

Michael M. Masterson............................................      Chief Executive Officer - Chairman

--------------------------------------------------------------------- -----------------------------------------------------

John J. Craig II................................................      Senior Vice President - Director. Chief Financial
                                                                      Officer

--------------------------------------------------------------------- -----------------------------------------------------

Robert W. Korba.................................................      Director

--------------------------------------------------------------------- -----------------------------------------------------
David E. Sams...................................................      Director
--------------------------------------------------------------------- -----------------------------------------------------
Steven C. Palmitier.............................................      President and Chief Operating Officer - Director
--------------------------------------------------------------------- -----------------------------------------------------
Stephen P. Horvat, Jr***.....................................         Senior Vice President - Legal
--------------------------------------------------------------------- -----------------------------------------------------

Donald T. Lyons..............................................         Senior Vice President and Corporate Actuary

--------------------------------------------------------------------- -----------------------------------------------------

Melody R.J. Jensen...........................................         Vice President, General Counsel and Secretary

--------------------------------------------------------------------- -----------------------------------------------------

Thomas C. Stavropoulos***....................................         Vice President and Chief Compliance Officer

--------------------------------------------------------------------- -----------------------------------------------------
Gary J. Gaspar***...............................................      Senior Vice President and Chief Information Officer
--------------------------------------------------------------------- -----------------------------------------------------
Gary W. Helder..................................................      Vice President, Administration
--------------------------------------------------------------------- -----------------------------------------------------
Robert W. Buchanan..............................................      Vice President, New Business and Underwriting
--------------------------------------------------------------------- -----------------------------------------------------
Timothy A. Reuer................................................      Vice President, Product Development
--------------------------------------------------------------------- -----------------------------------------------------

Esfandyar E. Dinshaw**..........................................      President, Annuity Division - Director

--------------------------------------------------------------------- -----------------------------------------------------

Robert R. Tekolste**............................................      Senior Vice President, Operations - Annuity
                                                                      Division

--------------------------------------------------------------------- -----------------------------------------------------

Teresa A. Silvius***............................................      Assistant Vice President Variable Compliance &
                                                                      38a-1 CCO

--------------------------------------------------------------------- -----------------------------------------------------

Kevin S. Bachmann...............................................      Senior Vice President, Sales, and Chief Marketing
                                                                      Officer

--------------------------------------------------------------------- -----------------------------------------------------

Gregory S. Helms................................................      2nd Vice President, Policy Administration

--------------------------------------------------------------------- -----------------------------------------------------
Cindy Reed**....................................................      Senior Vice President and Chief Marketing Officer,
                                                                      Annuity Division
--------------------------------------------------------------------- -----------------------------------------------------

Ronald J. Markway**.............................................      Vice President, New Business - Annuity Division

--------------------------------------------------------------------- -----------------------------------------------------

Michael L. Yanacheak**..........................................      2nd Vice President, Product Development, Annuity
                                                                      Division

--------------------------------------------------------------------- -----------------------------------------------------

Teri L. Ross**..................................................      Assistant Vice President, Variable Annuity
                                                                      Services, Annuity Division

--------------------------------------------------------------------- -----------------------------------------------------
Richard T. Hicks................................................      Assistant Vice President, Policy Administration
--------------------------------------------------------------------- -----------------------------------------------------
Randy D. Shaull.................................................      Associate Actuary - Product Development
--------------------------------------------------------------------- -----------------------------------------------------

* Unless noted otherwise, the principal business address for each officer and director is One Midland Plaza, Sioux Falls, SD 57193-9991
**   Annuity Division, 4601 Westown Parkway, West Des Moines, IA  50266
*** 525 W. Van Buren, Chicago, IL 60607

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Inc. The Registrant is a segregated asset account of Midland. Sammons Enterprises, Inc. is owned by The Charles A. Sammons 1987 Charitable Remainder Trust Number Two. Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI) are:

  ----------------------------------------------------------- -------------------------- -------------------------
                                                                                            Percent Of Voting
  ----------------------------------------------------------        Jurisdiction             Securities Owned
  Name
  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons Capital, Inc.                                               Delaware                 100% by SEI
  ----------------------------------------------------------- -------------------------- -------------------------
  Consolidated Investment Services, Inc. (CISI)                        Nevada                  100% by SEI
  ----------------------------------------------------------- -------------------------- -------------------------
  MH Imports, Inc.                                                    Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  Mykonos 6420, LP                                                      Texas                 74.25% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------

  Richmond Holding Company, LLC
  Cancelled February 9, 2007

  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons Financial Group, Inc. (SFG)                                 Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  Midland National Life Insurance Company (MNL)                         Iowa                   100% by SFG
  ----------------------------------------------------------- -------------------------- -------------------------
  SFG Reinsurance Company                                          South Carolina              100% by MNL
  ----------------------------------------------------------- -------------------------- -------------------------
  North American Company for Life and Health Insurance
  (NACOLAH)

  Redomesticated from the State of Illinois to the State of             Iowa                   100% by SFG
  Iowa September 27, 2007

  ----------------------------------------------------------- -------------------------- -------------------------
  NACOLAH Ventures, L.L.C.                                            Delaware                99% by NACOLAH
                                                                                                1% by SFG
  ----------------------------------------------------------- -------------------------- -------------------------
  Parkway Holdings, Inc. (PHI)

  Merged into Parkway Mortgage, inc. December 31, 2007

  ----------------------------------------------------------- -------------------------- -------------------------

  Parkway Mortgage, Inc.                                              Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------
  CH Holdings, Inc.

  Merged into Cathedral Hill Hotel, Inc. September 17,
  2007

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Corporation                                                 Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------
  Otter, Inc.                                                         Oklahoma                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  Cathedral Hill Hotel, Inc.                                          Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons Power Development, Inc. (SPDI)                              Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  Gila Bend Power Partners,  L.L.C.                                   Delaware                 50% by SPDI
  ----------------------------------------------------------- -------------------------- -------------------------
  H2O Distribution, Inc.

  Merged into Cathedral Hill Hotel, Inc. December 11, 2007

  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons Distribution Holdings, Inc.(SDHI)                           Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons CTP, Inc.                                                 Pennsylvania               100% by SDHI
  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons VPC, Inc.                                                   Delaware                 100% by SDHI
  ----------------------------------------------------------- -------------------------- -------------------------
  Opus 5949 LLC                                                         Texas                 75% by Sammons
                                                                                                VPC, Inc.
  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons BW, Inc.                                                    Delaware                 100% by SDHI
  ----------------------------------------------------------- -------------------------- -------------------------
  TMIS, Inc.

  Merged into Sammons BW, Inc. December 27, 2007

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs ITD Corp.
  Dissolved December 31, 2007

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs Equipment Trust (BET)
  Merged into BEI, Inc. June 29, 2007

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs Equipment Mexico, Inc.                                       Delaware                 100% by BEI

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs Equipment, Inc. (BEI)                                        Delaware                 100% by CISI
  Incorporated June 25, 2007

  ----------------------------------------------------------- -------------------------- -------------------------
  Briggs International, Inc. (BII)                                    Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  Briggs Equipment UK Limited                                      United Kingdom              100% by BII
  ----------------------------------------------------------- -------------------------- -------------------------

  Montecargas Yale de Mexico S. A. de C.V. (YALESA)                    Mexico                   99% by BEI
                                                                                                1% by BEMI

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs Equipment S.A. de C.V. (BESA)                                 Mexico                   99% by BEI
                                                                                                1% by BEMI

  ----------------------------------------------------------- -------------------------- -------------------------
  Briggs Construction Equipment, Inc.                                 Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  Crestpark LP, Inc.                                                  Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  Crestpark Holding, Inc.

  Merged into Cathedral Hill Hotel, Inc. December 31, 2007

  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons Venture Properties, Inc.                                    Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons Realty Corporation (SRC)                                    Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  SRI Ventures, LLC                                                   Delaware                  99% by SRC
  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons Income Properties, Inc.                                     Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  GBH Venture Co., Inc.                                               Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  The Grove Park Inn Resort, Inc.  (GPIRI)                            Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  GPI Ventures, LLC                                                   Delaware                100% by GPIRI
  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons Tours, Inc.

  Merged into Cathedral Hill Hotel, Inc. October 22, 2007

  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons Securities, Inc. (SSI)                                      Delaware                 100% by SFG
  ----------------------------------------------------------- -------------------------- -------------------------
  Sammons Securities Company, L.L.C.                                  Delaware                  50% by SSI
  ----------------------------------------------------------- -------------------------- -------------------------
  Herakles Investments, Inc. (HII)                                    Delaware                 100% by CISI
  ----------------------------------------------------------- -------------------------- -------------------------
  Sponsor Investments, L.L.C.                                           Texas                   75% by HII
  ----------------------------------------------------------- -------------------------- -------------------------
  SG Reliant Investors, LLC                                           Delaware                80% by NACOLAH
                                                                                              Ventures, LLC
  ----------------------------------------------------------- -------------------------- -------------------------

Item 29. Indemnification

Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.


Item 30. Principal Underwriter

      (a) Other Activity. In addition to Midland National Life Separate Account A, Sammons Securities Company LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C.

      (b) Management. The directors and principal officers of Sammons Securities Company LLC are as follows:

                 ----------------------------------------------- -----------------------------------------
                 Name and Principal                              Positions and Offices with
                 Business Address*                               Sammons Securities Company, LLC
                 ----------------------------------------------- -----------------------------------------

                 Steve Palmitier                                 Chief Executive Officer
                 One Midland Plaza,

                 Sioux Falls, SD 57193-9991
                 ----------------------------------------------- -----------------------------------------
                 Jerome S. Rydell                                Vice-Chariman
                 ----------------------------------------------- -----------------------------------------
                 Michael Masterson                               Chairman
                 525 West Van Buren
                 Chicago, IL  60607
                 ----------------------------------------------- -----------------------------------------

                 John A. McClellan                               Chief Compliance Officer

                 ----------------------------------------------- -----------------------------------------

                 Kevin Bachmann                                  President and Chief Operating Officer
                 One Midland Plaza

                 Sioux Falls, SD  57193-9991
                 ----------------------------------------------- -----------------------------------------
                 Lisa S. Hoyne                                   Vice President
                 One Midland Plaza,
                 Sioux Falls, SD 57193-9991
                 ----------------------------------------------- -----------------------------------------
                 Brandon D. Rydell                               Vice President
                 ----------------------------------------------- -----------------------------------------

      *Unless otherwise indicated, the address of each executive officer of Sammons Securities Company LLC is: 4261 Park Road, Ann Arbor MI 48103.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

         (1)                       (2)                      (3)                     (4)                      (5)

  Name of Principal         Net Underwriting
     Underwriter              Discounts and           Compensation on            Brokerage                  Other
  Sammons Securities          Commissions*               Redemption             Commissions             Compensation*
     Company, LLC              $8,589,634                   None                    N/A                    $88,602


* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National's variable universal life insurance policies issued through Separate Account A. In exchange for the underwriting fee, Sammons Securities Company provides various administrative services. Examples of the services provided include registered representative training sessions, tracking and notification firm element training, attendance at Annual Compliance Meetings, and continuing education required by FINRA to maintain licensing for all affiliated registered representatives licensed with Midland National.


Item 31.  Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Midland Plaza Sioux Falls, SD 57193 and Sammons Financial Group, 525 W. Van Buren, Chicago, IL 60607.

Item 32.  Management Services

All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

Midland National Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 25th day of April, 2008.


                                                                By:  MIDLAND NATIONAL LIFE
                                                                     SEPARATE ACCOUNT A (REGISTRANT)

Attest:  /s/ *                                              By:  /s/*
        ----------------------------------------------------     -----------------------------------------------

                                                                              MICHAEL M. MASTERSON
                                                                            Chairman of the Board

                                                            By:  MIDLAND NATIONAL LIFE
                                                                 INSURANCE COMPANY (DEPOSITOR)

Attest:  /s/ *                                              By:  /s/*
        ----------------------------------------------------     -----------------------------------------------
                                                                              MICHAEL M. MASTERSON
                                                                            Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

              Signatures                                                  Title

/s/  *                                           Chairman of the Board of Directors,
-------------------------------------            Director, Chief Executive Officer
      MICHAEL M. MASTERSON                       (Principal Executive Officer)

/s/  *                                           President
----------------------------------------------   Annuity Division
      Esfandyar E. Dinshaw

/s/  *                                           Senior Vice President, Director
----------------------------------------------   Chief Financial Officer
      JOHN J. CRAIG, II                          (Principal Financial
OFFICER)

/s/  *                                           Director, President and Chief Operating Officer
----------------------------------------------   Life Division
      STEVEN C. PALMITIER

/s/  *                                           Senior Vice President,
----------------------------------------------   Corporate Actuary
      Donald T. Lyons

/s/  *                                           Senior Vice President
----------------------------------------------   Legal
      STEPHEN P. HORVAT, JR.

/s/  *                                           Director, President of Sammons Enterprises, Inc.
----------------------------------------------
      ROBERT W. KORBA

/s/  *                                           Director
----------------------------------------------
      DAVID E. SAMS

*By:  /s/_______________________________________                Date:  April 25, 2008
     ----                                                              --------------
                   Teresa A. Silvius
                   Attorney-in-Fact
                   Pursuant to Power of Attorney


                                               Registration No. 33-16354


                                            POST EFFECTIVE AMENDMENT NO. 21



-----------------------------------------------------------------------------------------------------------------------


                                          SECURITIES AND EXCHANGE COMMISSION
                                                WASHINGTON, D.C. 20549


-----------------------------------------------------------------------------------------------------------------------



                                                       EXHIBITS

                                                          TO

                                                       FORM N-6

                                                REGISTRATION STATEMENT

                                                         UNDER

                                              THE SECURITIES ACT OF 1933

                                                          FOR

                                       MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                                          AND

                                        MIDLAND NATIONAL LIFE INSURANCE COMPANY



-----------------------------------------------------------------------------------------------------------------------


                                                     Exhibit Index

----------------- -------------------------------------------------------------
Item              Exhibit
----------------- -------------------------------------------------------------
26(k)             (1) Opinion and Consent of Counsel
                  -------------------------------------------------------------
                  (2) Power of Attorney
----------------- -------------------------------------------------------------
26(n)             (1) Consent of Sutherland Asbill & Brennan LLP
                  (2) Consent of Independent Registered Public Accounting Firm
----------------- -------------------------------------------------------------

April 23, 2008



The Board of Directors
Midland National Life Insurance Company
Des Moines, Iowa

Gentlemen:

With reference to the Registration Statement for Midland National Life Separate Account A filed on form N-6 (File number 33-16354 Amendment 21) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1. Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance contracts by the Department of Insurance of the State of Iowa.

2. The Midland National Life Insurance Company Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3. The flexible premium variable life insurance contracts, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said N-6 Registration Statement.


Sincerely,

/s/

Stephen P. Horvat, Jr.
Senior Vice President - Legal

                                POWER OF ATTORNEY

The undersigned directors and officers of Midland National Life Insurance Company, an Iowa corporation (the "Company"), hereby constitute and appoint Stephen P. Horvat Jr., and Teresa A. Silvius, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 (33-16354; 33-76318; 333-14061; 333-14081; 333-80975; 333-58300; 333-148111; 333-148824;
333-119088; 333-108437; 333-71800; 33-64016; 333-128910; 333-128978; 333-148008)
and under the Investment Company Act of 1940 (811-05271; 811-07772) with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this ____day of                            2008.
                                                                              --------------------------

SIGNATURE                            DATE                       SIGNATURE                            DATE


/s/                                  2/25/08                    /s/                                  2/25/08
------------------------------------                            ------------------------------------
Michael M. Masterson                                            John J. Craig II



/s/                                  2/21/08                    /s/                                  2/18/08
------------------------------------                            ------------------------------------
Steven C. Palmitier                                             Stephen P. Horvat, Jr.



/s/                                  2/25/08                    /s/                                  2/25/08
------------------------------------                            ------------------------------------
Robert W. Korba                                                 David E. Sams


/s/                                  2/21/08                    /s/                                  2/21/08
------------------------------------                            ------------------------------------
Donald T. Lyons                                                 Esfandyar E. Dinshaw



                    [Sutherland Asbill & Brennan Letterhead]






                                 April 22, 2008




Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193

                   RE:      Variable Universal Life
                            Form N-6, File No. 33-16354

Gentlemen:

      We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 20 to the Registration Statement on Form N-6 filed by Midland National Life Insurance Company Separate Account A for certain variable life insurance contracts (File No. 33-16354). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                            Very truly yours,

                            SUTHERLAND ASBILL & BRENNAN LLP



                            By:  /s/ Frederick R. Bellamy
                                 -----------------------------------------
                                    Frederick R. Bellamy

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the use in this Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 (File No. 33-16354 and 811-05271) of our report dated April 22, 2008, relating to the financial statements and financial highlights of the Midland National Life Separate Account A and the report dated March 14, 2008, relating to the financial statements of the Midland National Life Insurance Company, which appear in such Registration Statement. We also consent to the references to us under the headings "Financial Statements" and "Financial Matters" in such Registration Statement.





/s/


PricewaterhouseCoopers LLP





Chicago, Illinois
April 25, 2008